AS FILED  WITH  THE  SECURITIES  AND  EXCHANGE  COMMISSION  ON  APRIL  19,  2007
-------------------------------------------------------------------------------
                              FILE NOS. 333-100935
                                    811-21250

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 4

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 11

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                               (Name of Depositor)

                                100 Motor Parkway
                                    Suite 132
                            Hauppauge, NY 11788-5107
                                  631-357-8920
        (Address and Telephone Number of Depositor's Principal Offices)

                               MICHAEL J. VELOTTA
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL
                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                           NORTHBROOK, ILLINOIS 60062
                                  847-402-2400
           (Name, Address and Telephone Number of Agent for Service)


                                   COPIES TO:

                              SONYA EKART, ESQUIRE
                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                3100 SANDERS ROAD
                                    SUITE J5B
                              NORTHBROOK, IL 60062

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
(CHECK APPROPRIATE BOX)

/ /immediately upon filing pursuant to paragraph (b) of Rule 485 /x/on May 1, 2007, pursuant to paragraph (b) of Rule 485 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485 / /on (date) pursuant to paragraph (a)(1) of Rule 485

                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ /This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24 of the Investment Company Act of 1940.

Securities being offered - interests in Allstate Life of New York Variable Life Separate Account A of Allstate Life Insurance Company of New York under variable life insurance contracts.

Approximate date of proposed public offering:  continuous.

            CONSULTANT PROTECTOR VARIABLE UNIVERSAL LIFE PROSPECTUS



          Flexible Premium Variable Universal Life Insurance Policies



                                   Issued by:

                  Allstate Life Insurance Company of New York



                               In connection with:

           Allstate Life of New York Variable Life Separate Account A



                                 Street Address:

                               2940 S. 84th Street

                             Lincoln, NE 68506-4142



                                Mailing Address:

                                 P.O. Box 82656

                             Lincoln, NE 68501-2656



                        Telephone Number: 1-800-268-5619

                           Fax Number: 1-866-628-1006



This Prospectus describes information you should know before you purchase the Consultant Protector Flexible Premium Variable Universal Life Insurance Policy.
 Please read it carefully and retain it for your records.

This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  The date of this Prospectus is May 1, 2007.


                                  1 PROSPECTUS

TABLE OF CONTENTS
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                                 PAGE

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SUMMARY
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  Description of the Policy and Policy Benefits                         3
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  Risks of the Policy                                                   5
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  The Portfolios And Associated Risks                                   6
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FEE TABLES
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  Transaction Fees                                                      7
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  Periodic Charges Other Than Portfolio Operating Expenses              8
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  Optional Benefit Charges                                              9
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  Portfolio Annual Expenses (As a percentage of Portfolio Average
  Daily NetAssets)                                                      10
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PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------
  Application for a Policy                                              10
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  Premium Payments                                                      10
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  Premium Limits                                                        11
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  Safety Net Premium                                                    11
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  Modified Endowment Contracts                                          11
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  Allocation of Premiums                                                12
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POLICY VALUE
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  General                                                               12
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  Accumulation Units                                                    12
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  Accumulation Unit Value                                               12
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  Postponement of Payments                                              13
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TRANSFERS
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  General                                                               13
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  Transfers Authorized by Telephone                                     13
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  Dollar Cost Averaging                                                 13
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  Portfolio Rebalancing                                                 14
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  Market Timing and Excessive Trading                                   14
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  Trading Limitations                                                   15
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INVESTMENT AND FIXED ACCOUNT OPTIONS
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  The Sub-Accounts and the Portfolios                                   16
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  Voting Rights                                                         20
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  Additions, Deletions and Substitutions of Securities                  20
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  The Fixed Account                                                     21
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DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
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  Death Benefits                                                        21
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  Death Benefit Options                                                 21
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  Change to Death Benefit Option                                        22
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  Change to Face Amount                                                 22
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  Optional Insurance Benefits                                           22
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POLICY LOANS
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  General                                                               24
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  Loan Interest                                                         24
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  Loan Repayment                                                        24
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                                                                        PAGE

--------------------------------------------------------------------------------
  Pre-Existing Loan                                                     24
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  Effect on Policy Value                                                25
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SURRENDERS AND WITHDRAWALS
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  Surrenders                                                            25
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  Partial Withdrawal                                                    25
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SETTLEMENT OPTIONS                                                      25
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MATURITY                                                                26
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LAPSE AND REINSTATEMENT
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  Lapse and Grace Period                                                26
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  Reinstatement                                                         26
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CANCELLATION AND CONVERSION RIGHTS
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  Free-Look Period                                                      27
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  Conversion                                                            27
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CHARGES AND DEDUCTIONS
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  Premium Expense Charge                                                27
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  Monthly Deduction                                                     27
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  Policy Fee                                                            27
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  Administrative Expense Charge                                         27
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  Mortality and Expense Risk Charge                                     28
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  Cost of Insurance Charge                                              28
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  Rider Charges                                                         29
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  Separate Account Income Taxes                                         29
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  Portfolio Charges                                                     29
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  Surrender Charge                                                      29
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  Transfer Fee                                                          30
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GENERAL POLICY PROVISIONS
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  Beneficiaries                                                         30
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  Assignment                                                            31
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  Dividends                                                             31
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ABOUT US
--------------------------------------------------------------------------------
  Allstate Life Insurance Company of New York                           31
--------------------------------------------------------------------------------
  The Separate Account                                                  31
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FEDERAL TAXES
--------------------------------------------------------------------------------
  Introduction                                                          31
--------------------------------------------------------------------------------
  Taxation of the Company and the Separate Account                      31
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  Taxation of Policy Benefits                                           31
--------------------------------------------------------------------------------
  Employer Owned Life Insurance (a.k.a. "COLI")                         32
--------------------------------------------------------------------------------
  Modified Endowment Contracts                                          33
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  Income Tax Withholding                                                33
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  Diversification Requirements                                          33
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  Ownership Treatment                                                   33
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DISTRIBUTION                                                            34
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LEGAL PROCEEDINGS                                                       35
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LEGAL MATTERS                                                           35
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                                  2 PROSPECTUS

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                    35
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ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES 36
--------------------------------------------------------------------------------
GLOSSARY OF SPECIAL TERMS                                               40
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THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
SUCH OFFERING MAY NOT BE LAWFULLY MADE. ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 40 of this prospectus.


SUMMARY
--------------------------------------------------------------------------------

DESCRIPTION OF THE POLICY AND POLICY BENEFITS

1. WHAT IS A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY?

Your Policy is designed to be flexible to meet your specific life insurance needs. Your Policy has a Death Benefit, Policy Value (both terms defined below) and other features of life insurance providing fixed benefits. Your Policy is a "flexible premium" policy because you have a great amount of flexibility in determining when and how much Premium you want to pay. Your Policy is a "variable" policy because the Death Benefit and Policy Value vary according to the investment performance of the Sub-Accounts to which you have allocated your Premiums. The Policy provides you with an opportunity to take advantage of any increase in your Policy Value but you also bear the risk of any decrease.

2. WHAT ARE THE PREMIUMS FOR THIS POLICY?

You have considerable flexibility as to the timing and amount of your Premiums.
 You have a required first year Premium for your Policy, which is based on your Policy's Face Amount and the Insured's age, sex and risk class. You do not have to pay the required Premium after the first Policy Year. However, to take advantage of the Safety Net Premium feature (discussed below), you must pay the cumulative Safety Net Premiums due. Otherwise, you may pay any level of Premium, as long as the Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code. For more information, please see "Purchase of Policy and Premiums" on page 10 and "Federal Taxes" beginning on page 31.

You also may establish a planned periodic Premium. You are not required to pay the planned periodic Premium and we will not terminate your Policy merely because you did not.

If you pay more Premium than permitted under section 7702A of the Tax Code, your Policy would be classified as a modified endowment contract, which would affect the federal income tax treatment of loans and withdrawals. For more information, see "Federal Taxes - Modified Endowment Contracts" on page 33.

3. WHAT IS THE SAFETY NET PREMIUM FEATURE?

We agree to keep the Policy (including any riders) in force for a specified period, regardless of the investment performance of the Sub-Accounts, as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the cumulative Safety Net Premium amount shown in your Policy. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, it runs from the Issue Date until the next Policy Anniversary after the Insured's 80th birthday. For additional discussion, see "Purchase of Policy and Premiums - Safety Net Premium" on page 11.

When the Safety Net Premium is not in effect, your Policy remains in force as long as the Net Surrender Value is large enough to pay the charges on your Policy as they come due. For more detail please see "Lapse and Reinstatement" on page 26.

4. HOW IS MY POLICY VALUE DETERMINED?

Your Premiums are invested in one or more of the Sub-Accounts or allocated to the Fixed Account, as you instruct us. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the Separate Account, plus the values in the Fixed Account and the Loan Account. Your Policy Value depends on the investment performance of the Sub-Accounts and the amount of interest we credit to the Fixed Account, as well as the Net Premiums paid, partial withdrawals, and charges assessed. We have summarized the charges imposed under the Policy in "Fee Tables" and described them in more detail in "Charges and Deductions" on page 27. For additional discussion of your Policy Value, please see "Policy Value" on page 12.

5. WHAT ARE THE INVESTMENT CHOICES FOR THIS POLICY?

The Policy currently offers multiple investment options, each of which is a Sub-Account. You may invest in up to twenty-one (21) Subaccounts or twenty (20) Sub-Accounts plus the Fixed Account. Each Sub-Account invests in a single Portfolio. See "Investment and Fixed Account Options - The Portfolios" on page 16 for a listing of the Sub-Accounts currently available under the Policy. We also offer a Fixed Account option. You may transfer money among your investment choices, subject


                                  3 PROSPECTUS
to restrictions. Please see "Risks of the Policy" on page 5 and "Transfers - Trading Limitations" on page 15.

6. HOW ARE MY PREMIUMS AND POLICY VALUE ALLOCATED?

Before your Premiums are allocated to the Policy Value, we deduct a Premium Expense Charge of 5.25%. For more detail, see "Charges and Deductions" on page
27. The amount remaining after the deduction of the Premium Expense Charge is called the Net Premium.

When you apply for the Policy, you specify in your application how to allocate your Net Premiums. You may change your allocations at any time by notifying us in writing at the address on the front cover of this Prospectus. See "Purchase of Policy and Premiums - Allocation of Premiums" on page 12.

Generally, we allocate your initial Premiums to the Sub-Accounts and the Fixed Account when we have received your Premium and underwriting approval. We reserve the right, however, to delay the allocation of your initial Premium to the Sub-Accounts as described in "Purchase of Policy and Premiums - Allocation of Premiums" on page 12. Furthermore, if outstanding requirements prevent us from placing your Policy in force, your Premiums are not allocated until you satisfy those requirements.

We generally allocate your other Premiums to the Sub-Accounts and the Fixed Account as of the date we receive your Premiums in our home office. However, we reserve the right to delay the allocation of any Premium that requires underwriting.

7. MAY I TRANSFER POLICY VALUE AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT?

You may transfer Policy Value among the Sub-Accounts and the Fixed Account by writing to or calling us at 1-800-268-5619. While you also may transfer amounts from the Fixed Account, certain restrictions may apply. While we currently are waiving the transfer fee, we reserve the right under your Policy to charge a transfer fee on certain transfers.

In addition, you may use our automatic Dollar Cost Averaging Program or our Portfolio Rebalancing Program, though you may not use both at the same time. For additional information, please see "Transfers - Dollar Cost Averaging" on page 13.

8. WHAT ARE THE DEATH BENEFIT OPTIONS?

While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Under Option 1, the Death Benefit is equal to the greater of your Policy's Face Amount or the Policy Value multiplied by a specified percentage. Under Option 2, the Death Benefit is equal to the greater of your Policy's Face Amount plus the Policy Value on the Insured's date of death or the Policy Value multiplied by a specified percentage. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charge. For additional information, please see "Policy Loans" on page 24 and "Death Benefits and Optional Insurance Benefits" on page 21.

9. HOW IS THE DEATH BENEFIT PAID?

While the Policy is in force and when the Insured dies, we pay a Death Benefit to your Beneficiary. You or your Beneficiary may choose to receive the proceeds of the Policy in the form of a lump sum payment or over a period under an optional payment plan. The Death Benefit proceeds are reduced by any amount you owe us, such as outstanding loans, loan interest or unpaid charges. The proceeds may be increased, if for example, you have added a rider that provides an additional benefit. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.

10. CAN I INCREASE OR DECREASE MY POLICY'S FACE AMOUNT?

Yes, you have considerable flexibility to increase or decrease your Policy's Face Amount. You may request an increase and/or a decrease after the first Policy Year by sending a written request to us. Your requested increase must be at least $10,000. If you request an increase, you must provide evidence of insurability to us that meets our standards. An increase in the Face Amount increases the charges deducted from your Policy Value. You may not decrease the Face Amount of your Policy below $100,000. We do not permit a Face Amount change if the Policy is in the Grace Period. For more detail, see "Death Benefits and Optional Insurance Benefits - Change to Face Amount" on page 22. In addition, modifying your Policy's Face Amount might have tax ramifications. For an additional discussion, please see "Federal Taxes" on page 31.

11. DO I HAVE ACCESS TO THE VALUE OF MY POLICY?

Yes. You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first fourteen Policy Years and the first fourteen years following an increase to the Face Amount. For more information concerning the calculation of surrender charges, see "Charges and Deductions - Surrender Charge" on page 29.

You also may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $500. In addition, the maximum partial withdrawal amount may


                                  4 PROSPECTUS
not reduce the Face Amount below $25,000. For more detail, see "Surrenders and Withdrawals" on page 25.

Surrenders and withdrawals may have tax consequences. For an additional discussion, please see "Risks of the Policy" on page 5 and "Federal Taxes - Taxation of Policy Benefits" on page 31.

12. MAY I TAKE OUT A POLICY LOAN?

You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 90% of the Surrender Value. For more detail, see "Policy Loans" on page 24.

13. CAN I EXCHANGE MY POLICY?

During the first 24 months after your Policy is issued, or the first two years after an increase in the Face Amount, if your Policy remains in force, you may exchange or amend your Policy to convert it to a non-variable universal life insurance policy without submitting proof of insurability. We will accomplish the conversion by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Subaccounts. Charges under the amended Policy will be based on the same risk classification as the Policy. We will not charge you for this conversion. In addition, if at any time we make a material change to the investment policy of the separate account, you may exchange your Policy. We will notify you in writing of any such change and your exchange rights and you will have 60 days thereafter to execute a plan exchange.

14. CAN I CANCEL MY POLICY?

You may cancel your Policy by returning it to us within 10 days after you receive it. We refund the Premium paid. Your Policy contains specific information about your free-look rights. For more information, see "Cancellation and Conversion Rights - Free-Look Period," on page 27.

RISKS OF THE POLICY

1. IS MY POLICY VALUE GUARANTEED?

Your Policy Value is not guaranteed. However, the payment of the Death Benefit may be guaranteed under the Safety Net Premium feature. The value of your Policy fluctuates with the performance of the investment options you choose.
 Your investment options may not perform to your expectations. Your Policy Values in the Sub-Accounts may rise or fall depending on the performance of the Portfolios in which the Sub-Accounts invest and the charges under your Policy.
 For more detail, please see "The Portfolios and Associated Risks" on page 6 and "Investment and Fixed Account Options" on page 16. In addition, a guarantee with respect to interest rate applies only to the Fixed Account investment option.

2. IS THIS POLICY SUITABLE FOR SHORT-TERM SAVINGS?

No, you should not purchase the Policy if you may need to access the Policy Value within a short time. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered.

3. CAN MY POLICY LAPSE?

Your Policy could terminate if the value of your Policy becomes too low to support the Policy's monthly charges and the Safety Net Premium feature is not in effect. If this occurs, we notify you in writing. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. See "Lapse and Reinstatement" on page 26. If you have any outstanding Policy Loans when your Policy lapses, you may have taxable income as a result. See "Federal Taxes" on page 31.

4. ARE THERE RISKS INVOLVED WITH SPECIALIZED USES OF THE POLICY?

Because the Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient Premiums are not paid, the Policy may lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis.
 Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences. See "Federal Taxes" on page 31.

5. WHAT ARE THE LIMITATIONS ON WITHDRAWAL?

After the first Policy Year, withdrawals are permitted. As noted above, the minimum withdrawal amount permitted is $500, and maximum partial withdrawal amount may not reduce the Face Amount below $25,000. While the surrender charge does not apply to partial withdrawals, we impose a $10 service fee on each withdrawal. Please note that withdrawals reduce your Policy's Death Benefit, See "Partial Withdrawals" on page 25. In addition, withdrawals may have tax consequences. See "Federal Taxes" on page 31.

6. WHAT ARE THE LIMITATIONS ON TRANSFER?

We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the


                                  5 PROSPECTUS
right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio. See "Transfers - Market Timing and Excessive Trading" on page 14 and "Trading Limitations" on page 15.

7. WHAT ARE THE LIMITATIONS OR CHARGES ON SURRENDER OF THE POLICY?

You may surrender your Policy at any time. We deduct a surrender charge from the surrender proceeds. The surrender charge is calculated as described in "Charges and Deductions- Surrender Charge" on page 29. While the amount of the surrender charge decreases over time, it may be a substantial portion or even exceed your Policy Value. In addition, the surrender of your Policy may have tax consequences. See "Federal Taxes" on page 31.

8. WHAT ARE THE RISKS OF TAKING A POLICY LOAN?

Taking a loan from your Policy may increase the risk that your Policy will lapse, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a Modified Endowment Contract for tax purposes, taking a Policy Loan may have tax consequences. See "Federal Taxes
- Modified Endowment Contracts" on page 33.

9. WHAT ARE THE TAX CONSEQUENCES OF BUYING THIS POLICY?

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies, which meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59 1/2. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see "Federal Taxes" on page 31.

THE PORTFOLIOS AND ASSOCIATED RISKS

1. WHAT IS A PORTFOLIO?

Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act") or a separate investment series of an open-end management investment company. Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies, which are described in the Prospectuses for the Portfolios. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other. Under the Policy, the Sub-Accounts currently invest in the Portfolios set forth in this Prospectus. Some of the Sub-Accounts described in this Prospectus may not be available under your Policy. For an additional discussion of the Portfolios, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16.

2. WHAT ARE THE RISKS OF THE PORTFOLIOS?

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. A description of each Portfolio's investment policies and a comprehensive statement of each Portfolio's risks may be found in its Prospectus. For additional information, please see "Investment and Fixed Account Options - The Sub-Accounts and the Portfolios" on page 16.

3. HOW CAN I LEARN MORE ABOUT THE PORTFOLIOS?

You should read the Portfolios' current Prospectuses for detailed information concerning their investment objectives and strategies, and their investment risks. You should read the Portfolios' Prospectuses before allocating amounts to the Sub-Accounts. If you do not have a Prospectus for a Portfolio, please contact us at the number listed on the first page of this Prospectus and we will send you a copy.


                                  6 PROSPECTUS

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE MAXIMUM FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY OR SURRENDER THE POLICY OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

                                TRANSACTION FEES
          Charge             When Charge is Deducted       Amount Deducted
          ------             -----------------------       ---------------
Premium Expense Charge       When you pay a Premium.   5.25% of the Premium
                                                        amount.

Surrender Charge (per $1000  When you surrender your
 of Face Amount)(1)           Policy during the first
                                14 Policy Years.

                                                       Minimum: $4.70 per
                                                        $1000.
 Minimum and Maximum                                   Maximum: $46.90 per
 Initial Surrender Charge:                              $1000

 Initial Surrender Charge                              $27.36 per $1000.
 for 45 year-old male
 non-smoker, $120,000 Face
 Amount

Transfer Fee (2)             Second and each           $10.00 maximum; $0
                              subsequent transfer in    current
                              each calendar month.

Partial Withdrawal Service   When you make a           $10.00 per withdrawal
 Fee                          withdrawal.

Loan Interest Rate (3)(4)    When you have a Policy    Interest Rate on
                              Loan.                     Preferred Loans 4%
                                                       Interest Rate on
                                                        Standard Loans 5%


(1) The initial amount of the surrender charge generally equals the Initial Face Amount of your Policy multiplied by the applicable rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker. An additional surrender charge applies to Face Amount increases. The surrender charge shown in the table above may not be representative of the charge you would pay. For more information about the surrender charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2) Currently, we are waiving this fee.

(3) When we make a Policy Loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 4%. For more information, see "Policy Loans" on page 24.

(4) Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


                                  7 PROSPECTUS

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIO FEES AND EXPENSES.
 EACH OF THESE FEES IS CALCULATED MONTHLY AND DEDUCTED FROM YOUR POLICY VALUE AS PART OF THE MONTHLY DEDUCTION

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
           Charge                  When Charge is          Amount Deducted
           ------                  ---Deducted---          ---------------
                                      --------
Minimum and Maximum COI                                Guaranteed:
 Charge(1):                                             Minimum:  $0.06 per
                                                        $1000.
                                                        Maximum: $83.33 per
                                                        $1000.
                                    Current:
                                                        Minimum:  $0.01 per
                                                        $1000.
                                                        Maximum: $33.68 per
                                                        $1000


Minimum & Maximum COI Charge                           Guaranteed:
 for a 45-year old Male                                 Minimum:  $0.29 per
 Non-Smoker, $120,000 Face                              $1000.
 Amount                                                 Maximum:  $83.33 per
                                                        $1000.
                                    Current:
                                                        Minimum:  $0.23 per
                                                        $1000.
                                                        Maximum: $22.06 per
                                                        $1000.

Administrative Expense Charge  Monthly                 Annual Rate for Policy
 (per $1000 Initial Face                                Years 1-20: 0.35 per
 Amount)(2)                                             $1000.
                                                       Annual Rate for Policy
                                                        Years 21+: 0.20 per
                                                        $1000

Policy Fee                     Monthly                 Policy Year 1: $16.50
                                                       Policy Years 2+:
                                                        Guaranteed:  $10.00
                                                        Current:   $ 6.25

Mortality and Expense Risk     Monthly                 Annual Rate for Policy
 Charge (as a percentage of                             Years 1-14: 0.55%.
 total monthly Sub-Account                             Annual Rate for Policy
 Value)(3)                                              Years 15+: 0.15%.

..

(1) The cost of insurance charge varies based on individual characteristics such as the age, Policy Year, underwriting class, Face Amount and sex of the Insured. We determine the current cost of insurance rates, but we guarantee that we will never charge you a higher cost of insurance rate than the guaranteed rate shown in your Policy. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charges, see "Charges and Deductions" on page 27.

   The cost of insurance charge shown in the table above may not be representative of the charge you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of this Prospectus or contact your agent.

(2)
   The monthly Administrative Expense Charge is $0.03 per $1,000 of Face Amount for the first 20 Policy Years, and $0.02 per $1,000 of Face Amount thereafter.

(3)The monthly mortality and expense risk charge is 0.046% for the first 14 Policy Years and 0.012% thereafter. We currently do not deduct a separate charge against the Separate Account for income taxes. In the future, however, we may impose such a charge i,f in our sole discretion, we determine that we will incur a tax from the operation of the Separate Account.












                                  8 PROSPECTUS

                            OPTIONAL BENEFIT CHARGES

Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Policy Value as part of the Monthly Deduction. You may not be eligible for all optional Riders shown below.
 The benefits provided under each rider are summarized in "Optional Insurance Benefits" beginning on page 22:

      Optional Benefit             When Charge is          Amount Deducted
      ----------------             ---Deducted---          ---------------
                                      --------
CHILDREN'S LEVEL TERM RIDER           Monthly          $0.53 per unit
 (per $1,000 unit of
 coverage)

ACCIDENTAL DEATH BENEFIT              Monthly          Minimum COI:  $0.08 per
 RIDER (per $1,000 of benefit                           $1,000
 amount) (1)                                           Maximum COI:  $0.13 per
                                                        $1,000
Minimum and Maximum COI
 Charge:
                                                       Mininum COI: $0.07 per
Minimum and Maximum COI                                 $1,000
 Charge for a 45-year old                              Maximum COI: $0.13 per
 male Non-Smoker, $120,000                              $1,000

CONTINUATION OF PREMIUM RIDER         Monthly          Minimum COI:  $0.23 per
 (per $100 of benefit                                   $100
 amount)(2)                                            Maximum COI:  $1.54 per
Minimum and Maximum COI                                 $100
 Charge:

Minimum and Maximum COI                                Minimum COI: $0.53 per
 Charge for a 45-year old                               $100
 male Non-Smoker, $120,000                             Maximum COI: $0.53 per
                                                        $100

ADDITIONAL INSURED RIDER (per         Monthly          Guaranteed:
 $1000 of benefit amount)(3)                           Minimum COI:  $0.06 per
Minimum and Maximum COI                                 $1,000
 Charge:                                               Maximum COI:  $83.33
                                                        per $1,000
                                                       Current:
                                                       Minimum COI:  $0.01 per
                                                        $1,000
Minimum and Maximum COI Charge                         Maximum COI:  $33.68
 for a 45-year old male                                 per $1,000
 Non-Smoker, $120,000
                                                       Guaranteed:
                                                       Minimum COI:  $0.06 per
                                                        $1,000
                                                       Maximum COI:  $83.33
                                                        per $1,000
                                                       Current:
                                                       Minimum COI: $0.23 per
                                                        $1,000
                                                       Maximum COI: $22.06 per
                                                        $1,000

PRIMARY INSURED TERM                  Monthly          Guaranteed:
 INSURANCE BENEFIT RIDER (per                          Minimum COI:  $0.06 per
 $1000 of benefit amount)(4)                            $1,000
Minimum and Maximum COI                                Maximum COI:  $83.33
 Charge:                                                per $1,000
                                                       Current:
                                                       Minimum COI:  $0.02 per
                                                        $1,000
                                                       Maximum COI:  $25.26 per
                                                        $1,000

Minimum and Maximum COI Charge for a 45-               Guaranteed:
  year old male Non-Smoker, $120,000                   Minimum COI:  $0.06 per
                                                        $1,000
                                                       Maximum COI:  $83.33
                                                        per $1,000
                                                       Current:
                                                       Minimum COI: $0.06 per
                                                        $1,000
                                                       Maximum COI: $17.03 per
                                                        $1,000

ACCELERATED DEATH BENEFIT               N/A
 RIDER (5)                                                       N/A

OVERLOAN PROTECTION RIDER (6)           N/A                      N/A


(1) The applicable charge depends on the Insured's age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(2) The applicable charge depends on the Insured's sex and age when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(3) The applicable charge depends on the Additional Insured's age, sex and underwriting status when the Rider is added to your Policy. The charge shown in the table above may not be representative of the charge you would pay. For more information about the charge that applies to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.


                                  9 PROSPECTUS

(4) The applicable charge depends on the Insured's age at issue, sex and underwriting status. The charge shown you would pay. For more information about the charge that would apply to your Rider, please contact us at the address or telephone number shown on the first page of this Prospectus, or contact your agent.

(5) There is no additional cost for this Rider. The Accelerated Death Benefit Rider may be added to your Policy at any time.

(6) The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted.

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERGE DAILY NET ASSETS)

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                   PORTFOLIO TOTAL ANNUAL OPERATING EXPENSES
--------------------------------------------------------------------------------
                                        Minimum                    Maximum
--------------------------------------------------------------------------------
Total Annual Portfolio Operating
Expenses/(1)/
(expenses that are deducted from
Portfolio assets, which may include
management fees, distribution and/or
services (12b-1) fees,                   0.10%                      3.72%
and other expenses)
--------------------------------------------------------------------------------


(1) Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2006.






PURCHASE OF POLICY AND PREMIUMS
--------------------------------------------------------------------------------




APPLICATION FOR A POLICY. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. We generally do not issue Policies to insure people who are older than age 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us.
 Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law.

We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements that prevent us from placing your Policy in force, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. We commence coverage of the Insured under the Policy, on the later of: (i) the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all requirements have been met.

If you pay a Premium with your application and your requested Face Amount is less than $500,000, we provide the Insured with temporary conditional insurance only if you meet all of the terms of a conditional receipt. The temporary conditional insurance provides coverage during the underwriting of your application but only if you are ultimately approved for coverage on the same basis as the risk classification and Face Amount of coverage for which you applied. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams and lab tests have been completed. The Issue Date determines Monthly Deduction Days, Policy Months, and Policy Years.


PREMIUM PAYMENTS. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. We send you a reminder notice if you pay annually, semi-annually or quarterly. You may also make a Monthly Automatic Payment.

After the first Policy Year, you may pay additional Premium at any time, and in any amount, as long as your


                                  10 PROSPECTUS

Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in "Federal Taxes" beginning on page
31. Premiums must be sent to us at the address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.

Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.

Even if you pay all of the planned periodic Premiums, however, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the "Safety Net Premium" discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
 Paying planned periodic Premiums can also help to keep your Policy in force if your planned Premium payments are at least as great as the Safety Net Premium amount.


PREMIUM LIMITS. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code.
 Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.

Paying too much Premium also could cause your Policy to be treated as a "modified endowment contract" for federal income tax purposes. See "Modified Endowment Contract" on page 33 for more information.


SAFETY NET PREMIUM. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or under at the Issue Date, the specified period is the first twenty Policy Years. Otherwise, the specified period runs until the Policy Anniversary after the Insured's 80th birthday.

Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due.
 For additional discussion of lapse, please see "Lapse and Reinstatement" on page 26. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy Loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.

During the first Policy Year, the Safety Net Premium amount equals the required Premium. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount.

If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. Once the Safety Net Premium guarantee terminates, you cannot reinstate it and your Policy stays in force only as long as the Net Surrender Value is sufficient to pay the Monthly Deductions. For more detail about the circumstances in which the Policy will lapse, see "Lapse and Reinstatement" on page 26.


MODIFIED ENDOWMENT CONTRACTS. Under certain circumstances, a Policy could be classified as a "modified endowment contract," which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Taxes - Modified Endowment Contracts."

Your Policy could be a modified endowment contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy becoming a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.

Your Policy also is deemed a modified endowment contract if it is issued to replace a modified endowment contract issued by another insurer. Payment of additional Premium in connection with a replacement also could


                                  11 PROSPECTUS
cause your Policy to become a modified endowment contract. For more information, please consult your tax adviser, and see "Replacement of Modified Endowment Contracts" in the SAI.


ALLOCATION OF PREMIUMS. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages, until you give us new allocation instructions.

Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may add or delete among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may waive this limit.

Usually, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, which prevent us from placing your Policy in force, your Premiums are not allocated until all requirements are satisfied. We do not credit earnings or interest before the Issue Date.

We are required to return your Premium if you cancel your Policy during the "free-look" period. Currently, we allocate any Premium received before the end of the free-look period as described above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected or to the Fixed Account until after the "free-look" period; in the interim, we allocate your Premiums to the Fixed Account. For more information, please see "Cancellation and Conversion Rights" on page 27.


POLICY VALUE
--------------------------------------------------------------------------------




GENERAL. Your Policy Value is the sum of the value of your Accumulation Units in the Sub-Accounts you have chosen, plus the value of your interest in the Fixed Account, plus your Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.

On the Issue Date or, if later, the date your first Premium is received, we deduct the Monthly Deduction for the first Policy Month. We have described the formula to compute your portion of Policy Value in a particular Sub-Account in the Statement of Additional Information.

We make all calculations in connection with the Policy (other than the initial Premiums) on the date we receive your Premium or your request for other action, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day that is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Premiums" above.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Policy by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.


ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.

The Net Investment Factor for each Sub-Account is (1) divided by (2), where:

1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and

2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the last prior Valuation Period.

Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.


                                  12 PROSPECTUS

POSTPONEMENT OF PAYMENTS. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a Policy Loan, or the payment of the Death Benefit proceeds, in the following circumstances: (i) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 10 days, we add interest at our current rate from the time you asked for the Surrender Value.


TRANSFERS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future.
 In the future, we may charge you the transfer fee described on page 30, although currently we are waiving it.

You currently may not have Policy Value in more than twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit.
 We may waive this limit in the future.

Generally, we only make transfers on days when the NYSE and we are open for business. See "Policy Value" on page 12. If we receive your request on a day when the NYSE or we are not open for business, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent day on which the NYSE and we are open.

Special requirements apply to transfers from the Fixed Account. You may transfer a lump sum from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date and each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.

The maximum amount which may be transferred as a lump sum or as Portfolio Rebalancing transfers from the Fixed Account during a Policy Year usually is:
 (i) 30% of the Fixed Account balance on the most recent Policy Anniversary; or
(ii) the largest total amount transferred from the Fixed Account in any prior Policy Year. You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.

This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts.
 In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.

In addition, you may transfer 100% of the Fixed Account balance in a lump sum to the Sub-Account(s), if on any Policy Anniversary the interest rate on the Fixed Account is lower than it was on the Policy Anniversary one year previously or if on the first Policy Anniversary that interest rate is lower than it was on the Issue Date. We notify you by mail if this occurs. You may request a transfer for 60 days following the date we mail notification to you. The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.


TRANSFERS AUTHORIZED BY TELEPHONE.  You may make transfers by telephone.
 Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.

At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Policy is in force you


                                  13 PROSPECTUS
may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing to up to twenty-one options, including other Sub-Accounts or the Fixed Account. The interval between transfers may be monthly, quarterly or annually, at your option. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after your Issue Date. Your request to participate in this program is effective when we receive your completed application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see "Transfers - General" on page 13 for a discussion of these restrictions.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account.
 You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.


PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account's investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Policy Value allocated to the better performing segments.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for Portfolio Rebalancing. No more than twenty-one
(21) Sub-Accounts, or twenty (20) Sub-Accounts and the Fixed Account, can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.

You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of the Prospectus.
 Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one period after the Issue Date. Otherwise, your first rebalancing occurs one period after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.

Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.

If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.


MARKET TIMING & EXCESSIVE TRADING The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also


                                  14 PROSPECTUS
may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.


TRADING LIMITATIONS We reserve the right to limit transfers among the investment alternatives in any Policy year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

.. we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or

.. we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

.. the total dollar amount being transferred, both in the aggregate and in the transfer request;

.. the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);

.. whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);

.. whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

.. the investment objectives and/or size of the Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.


SHORT TERM TRADING FEES The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information


                                  15 PROSPECTUS
regarding the fees and charges associated with each Portfolio.


INVESTMENT AND FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


THE SUB-ACCOUNTS AND THE PORTFOLIOS. Each of the Sub-Accounts of the Separate Account invests in the shares of one of the Portfolios. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Each Portfolio is either an open-end management investment company registered under the 1940 Act or a separate investment series of an open-end management investment company.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio is subject to certain investment restrictions and policies, which may not be changed without the approval of a majority of the shareholders of the Portfolio. Each Portfolio operates as a separate investment fund, and the income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

We do not promise that the Portfolios will meet their investment objectives.
 Amounts you have allocated to Sub-Accounts may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Portfolios in which those Sub-Accounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives.

We have briefly described the Portfolios below. You should read the current Prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a Prospectus for a Portfolio, contact us and we will send you a copy.


Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (1)
-------------------------------------------------------------------------------
AIM V.I. Basic Value    Long-term growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Capital        Growth of capital
 Appreciation Fund -                                   A I M ADVISORS, INC.
 Series I
-------------------------------------------------------
AIM V.I. Core Equity    Growth of capital
 Fund - Series I
-------------------------------------------------------
AIM V.I. Mid Cap Core   Long-term growth of capital
 Equity Fund - Series
 I
-------------------------------------------------------------------------------
THE ALGER AMERICAN FUND
-------------------------------------------------------------------------------
Alger American Growth   Long-term capital
 Portfolio - Class O     appreciation
-------------------------------------------------------FRED ALGER MANAGEMENT,
Alger American          Long-term capital              INC.
 Leveraged AllCap        appreciation
 Portfolio - Class O
-------------------------------------------------------
Alger American MidCap   Long-term capital
 Growth Portfolio -      appreciation
 Class O
-------------------------------------------------------------------------------
DWS VARIABLE SERIES II
-------------------------------------------------------------------------------
DWS Balanced VIP -      High total return, a             DEUTSCHE INVESTMENT
Class A                  combination of income and     MANAGEMENT AMERICAS INC.
                         capital appreciation
-------------------------------------------------------------------------------

                                 16 PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
DWS INVESTMENTS VIT FUNDS
-------------------------------------------------------------------------------
DWS Equity 500 Index    To replicate as closely as
 VIP - Class A           possible before deduction of
                          expenses, performance of the
                         S&P 500 Index which
                         emphasizes stocks of large    DEUTSCHE INVESTMENT
                         U.S. companies.               MANAGEMENT AMERICAS INC.
-------------------------------------------------------
DWS Small Cap Index     To replicate as closely as
 VIP - Class A           possible before deduction of
                          expenses, performance of the
                         Russell 2000 Index which
                           emphasizes stocks of small
                         U.S. companies.
-------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
-------------------------------------------------------------------------------
Fidelity VIP Asset      To obtain high total return
Manager(SM) Portfolio    with reduced risk over the
- Initial Class          long term by allocating its
                         assets among stocks, bonds,
                         and short-term instruments.
-------------------------------------------------------
Fidelity VIP            Long-term capital
 Contrafund(R)           appreciation.
 Portfolio - Initial
 Class
-------------------------------------------------------
Fidelity VIP            Reasonable Income.  The fund
 Equity-Income           will also consider the
 Portfolio - Initial     potential for capital
 Class                   appreciation.  The fund's
                           goal is to achieve a yield
                           which exceeds the composite
                         yield on the securities
                            comprising the Standard &
                         Poor's 500(SM) Index (S&P     FIDELITY MANAGEMENT &
                         500(R)).                      RESEARCH COMPANY
-------------------------------------------------------
Fidelity VIP Growth     To achieve capital
 Portfolio - Initial     appreciation.
 Class
-------------------------------------------------------
Fidelity VIP Index 500  Investment results that
 Portfolio - Initial     correspond to the total
 Class                   return of common stocks
                         publicly traded in the
                         United States, as represented
                         by the Standard & Poor's
                         500(SM) Index (S&P 500(R)).
-------------------------------------------------------
Fidelity VIP            As high a level of current
 Investment Grade Bond   income as is consistent with
 Portfolio - Initial     the preservation of capital.
 Class
-------------------------------------------------------
Fidelity VIP Money      As high a level of current
 Market Portfolio -      income as is consistent with
 Initial Class           preservation of capital and
                         liquidity.
-------------------------------------------------------
Fidelity VIP Overseas Long-term growth of capital.
 Portfolio - Initial
 Class
-------------------------------------------------------------------------------
JANUS ASPEN SERIES
-------------------------------------------------------------------------------
Janus Aspen Series      Long-term capital growth,
 Balanced Portfolio -    consistent with preservation
 Service Shares          of capital and balanced by
                         current income
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Forty Portfolio -
 Institutional Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital.
 Foreign Stock
 Portfolio - Service                                   JANUS CAPITAL MANAGEMENT
 Shares                                                LLC
-------------------------------------------------------
Janus Aspen Series Mid  Capital appreciation
 Cap Value Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 INTECH Risk-Managed
 Core Portfolio -
 Service Shares
-------------------------------------------------------
Janus Aspen Series      Long-term growth of capital
 Worldwide Growth        in a manner consistent with
 Portfolio - Service     the preservation of capital.
 Shares
-------------------------------------------------------
Janus Aspen Series      Capital appreciation
 Small Company Value
 Portfolio - Service
 Shares
-------------------------------------------------------------------------------
LAZARD RETIREMENT SERIES , INC.
-------------------------------------------------------------------------------
Lazard Retirement       Long-term capital              LAZARD ASSET MANAGEMENT
 Emerging Markets        appreciation                  LLC
 Portfolio
-------------------------------------------------------------------------------

                                 17 PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE EQUITY TRUST
-------------------------------------------------------------------------------
Legg Mason Partners     Long-term capital growth with  LEGG MASON PARTNERS FUND
 Variable Fundamental    current income as a                 ADVISOR, LLC
 Value Portfolio -       secondary consideration
 Class I (1)
-------------------------------------------------------------------------------
Legg Mason Partners     Long-term growth of capital
 Variable Investors      with current income as a
 Portfolio - Class I     secondary objective
-------------------------------------------------------------------------------
LEGG MASON PARTNERS VARIABLE INCOME TRUST
-------------------------------------------------------------------------------
Legg Mason Partners     Maximum total return,         LEGG MASON PARTNERS FUND
Variable Global High     consistent with preservation      ADVISOR, LLC
Yield Bond Portfolio     of capital
 - Class I
-------------------------------------------------------------------------------
MFS(R) VARIABLE INSURANCE TRUST(SM)
-------------------------------------------------------------------------------
MFS High Income Series  Total return with an emphasis
 - Initial Class         on high current income, but
                         also considering capital
                         appreciation
-------------------------------------------------------
MFS Investors Growth    Capital appreciation
 Stock Series -
 Initial Class
-------------------------------------------------------MFS(TM) INVESTMENT MFS
Investors Trust Capital appreciation MANAGEMENT
 Series - Initial
 Class
-------------------------------------------------------
MFS New Discovery       Capital appreciation
 Series - Initial
 Class
-------------------------------------------------------
MFS Total Return        Total return
 Series - Initial
 Class
-------------------------------------------------------
MFS Utilities Series -  Total return
 Initial Class
-------------------------------------------------------
MFS Value Series -      Capital appreciation
 Initial Class
-------------------------------------------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS
-------------------------------------------------------------------------------
Oppenheimer MidCap      Capital appreciation by
 Fund/VA                 investing in  "growth type"
                         companies.
-------------------------------------------------------
Oppenheimer Global      Long-term capital
 Securities Fund/VA      appreciation by investing a
                         substantial portion of
                         assets in securities of       OPPENHEIMERFUNDS, INC.
                         foreign issuers, growth-type
                         companies, cyclical
                         industries and special
                         situations that are
                         considered to have
                         appreciation possibilities.
-------------------------------------------------------
Oppenheimer Main        Capital appreciation.
 Street Small Cap
 Fund(R)/ VA
-------------------------------------------------------------------------------
PANORAMA SERIES FUND, INC.
-------------------------------------------------------------------------------
Oppenheimer             Long term growth of capital
 International Growth    by investing under normal
 Fund/VA                 circumstances, at least 90%
                         of its total assets in        OPPENHEIMERFUNDS, INC.
                         equity securities of
                         companies wherever located,
                         the primary stock market of
                         which is outside of the
                         United States.
-------------------------------------------------------------------------------
PREMIER VIT
-------------------------------------------------------------------------------
Premier VIT OpCap       Long term capital
 Renaissance Portfolio   appreciation and income
-------------------------------------------------------
Premier VIT OpCap       Growth of capital and
 Balanced Portfolio      investment income             OPCAP ADVISORS LLC
-------------------------------------------------------
Premier VIT OpCap       Capital appreciation through
 Small Cap Portfolio    a diversified portfolio
                        consisting primarily of
                        securities of companies with
                        market capitalizations of
                        under $2.2 billion at time of
                        purchase.
-------------------------------------------------------------------------------

                                 18 PROSPECTUS

Sub-Accounts            Investment Objective           Investment Adviser
-------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
-------------------------------------------------------------------------------
PIMCO VIT Foreign Bond  Maximum total return,
Portfolio (U.S.           consistent with preservation
Dollar-Hedged) -          of capital and prudent
Administrative Shares     investment management.
-------------------------------------------------------
PIMCO VIT Money Market  Maximum current income,
 Portfolio -             consistent with preservation  PACIFIC INVESTMENT
 Administrative Shares   of capital and daily          MANAGEMENT COMPANY LLC
                         liquidity
-------------------------------------------------------
PIMCO VIT Real Return    Maximum real return,
Portfolio -               consistent with preservation
Administrative Shares     of real capital and prudent
                          investment management
-------------------------------------------------------
PIMCO VIT Total Return  Maximum total return,
 Portfolio -             consistent with preservation
 Administrative Shares   of capital and prudent
                         investment management.
-------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
-------------------------------------------------------------------------------
Putnam VT High Yield    High current income. Capital
 Fund - Class IA         growth is a secondary goal
                         when consistent with
                         achieving high current        PUTNAM INVESTMENT
                         income.                       MANAGEMENT, LLC
-------------------------------------------------------
Putnam VT               Capital growth. Current
 International Growth    income is a secondary
 and Income Fund -       objective.
 Class IA
-------------------------------------------------------------------------------
THE RYDEX VARIABLE TRUST
-------------------------------------------------------------------------------
Rydex VT Sector         Long-term capital              RYDEX INVESTMENTS
 Rotation Fund           appreciation.
-------------------------------------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC.
-------------------------------------------------------------------------------
T. Rowe Price Blue      Long-term capital growth.
 Chip Growth Portfolio    Income is a secondary        T. ROWE PRICE - I
                          objective.                    ASSOCIATES, INC.
-------------------------------------------------------
T. Rowe Price Equity    Substantial dividend income
Income Portfolio - I     as well as long-term growth
                         of capital.
-------------------------------------------------------------------------------
VAN ECK WORLDWIDE INSURANCE TRUST
-------------------------------------------------------------------------------
Van Eck Worldwide       Long-term capital
 Emerging Markets Fund   appreciation by investing
                         primarily in equity
                         securities in emerging
                         markets around the world
-------------------------------------------------------VAN ECK ASSOCIATES
Van Eck Worldwide       Consistent absolute            CORPORATION
 Absolute Return Fund    (positive) returns in
                         various market cycles
-------------------------------------------------------
Van Eck Worldwide Hard  Long-term capital
 Assets Fund             appreciation by investing
                         primarily in "hard asset
                         securities" with income as a
                         secondary consideration
-------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
-------------------------------------------------------------------------------
Van Kampen UIF Equity   Long-term capital
 Growth Portfolio,       appreciation by investing
 Class I                 primarily in growth-oriented
                           equity securities of large
                            capitalization companies.
-------------------------------------------------------
Van Kampen UIF High     Above-average total return
 Yield Portfolio,       over a market cycle of three
 Class I                to five years by investing     VAN KAMPEN (3)
                        primarily in a diversified
                        portfolio of high yield
                        securities.
-------------------------------------------------------
Van Kampen UIF U.S.     Above average current income
 Real Estate             and long-term capital
 Portfolio, Class I      appreciation by investing
                         primarily in equity
                         securities of companies in
                         the U.S. real estate
                         industry, including real
                         estate investment trusts.
-------------------------------------------------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
-------------------------------------------------------------------------------
Van Kampen LIT          Capital growth
 Aggressive Growth
 Portfolio, Class II
-------------------------------------------------------VAN KAMPEN ASSET
Van Kampen LIT          High current return            MANAGEMENT
 Government Portfolio,   consistent with preservation
 Class I                 of capital
-------------------------------------------------------
 Van Kampen LIT Growth  Long-term growth of capital
 and Income Portfolio,   and income.
 Class I
-------------------------------------------------------------------------------

(1) The investment objective(s) of each Sub-Account may be changed by the Board of Directors without shareholder approval.


                                  19 PROSPECTUS

(2) Effective April 27, 2007, the Legg Mason Partners Variable All Cap Portfolio
   - Class I was reorganized into the Legg Mason Partners Variable Fundamental Value Portfolio - Class I.

(3) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

EACH PORTFOLIO IS SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS AND POLICIES, WHICH MAY NOT BE CHANGED WITHOUT THE APPROVAL OF A MAJORITY OF SHAREHOLDERS OF THE PORTFOLIO. PLEASE SEE THE ACCOMPANYING PROSPECTUSES OF THE PORTFOLIOS FOR ADDITIONAL INFORMATION.

 We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value.


Some of the Portfolios have been established by investment advisers, which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contacts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio.
 Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Policy Owners will not bear the attendant expenses.


VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. We vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Policy Owners.

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.


ADDITIONS, DELETIONS AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our management, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Policy, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Premiums under the Policy. Any substitution of securities will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Sub-Accounts:

.. to operate the Separate Account in any form permitted by law;

.. to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;


                                  20 PROSPECTUS

.. to transfer assets from one Sub-Account to another, or to our general account;

.. to add, combine, or remove Sub-Accounts in the Separate Account;

.. to assess a charge for taxes attributable to the operations of the Separate
  Account or for other taxes, as described in "Charges and Deductions"; and

.. to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

If we take any of these actions, we will comply with the then applicable legal requirements.


THE FIXED ACCOUNT. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 ("1933 Act") and the Fixed Account is not registered as an investment company under the 1940 Act.
 Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure regarding the Fixed Account has not been reviewed by the staff of the SEC. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.

You may allocate part or all of your Premiums to the Fixed Account. The Fixed Account supports our insurance and annuity obligations. Amounts allocated to the Fixed Account become part of the general assets of Allstate New York. Allstate New York invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 4%. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than 4%.


DEATH BENEFITS AND OPTIONAL INSURANCE BENEFITS
--------------------------------------------------------------------------------


DEATH BENEFITS. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in "Settlement Options," we pay the Death Benefit proceeds in a lump sum or under an optional payment plan.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit.
 Please see "Optional Insurance Benefits" beginning on page 22. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.


DEATH BENEFIT OPTIONS.  You may choose one of two Death Benefit Options:

  Option 1:  the Death Benefit is the greater of:  (a) the Face Amount of the
  ------ -
  Policy; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.

  Option 2:  the Death Benefit is the greater of:  (a) the Face Amount plus the
  ------ -
  Policy Value; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk.

Your Policy has a minimum Death Benefit. While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 101% at age 94 or above.

Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.


                                  21 PROSPECTUS

Example of Applicable Corridor Percentage.  The corridor percentages are set so
------------------------------------------
as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

                 EXAMPLES                       A          B

Face Amount                                  $100,000   $100,000
Death Benefit Option                            1          1
Insured's Age                                   45         45
Policy Value on Date of Death                $48,000    $34,000
Applicable Corridor Percentage                 215%       215%
Death Benefit                                $103,200   $100,000


In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).


CHANGE TO DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Deduction Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a change from Death Benefit Option 2 to Option 1. We do require such evidence satisfactory to us for a change from Option 1 to Option 2.

You may not change the Death Benefit Option under your Policy if afterward the Face Amount remaining in force would be less than $250,000.


CHANGE TO FACE AMOUNT. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Deduction Day after we approve the request.We do not permit a Face Amount change if the Policy is in the Grace Period.

If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.

You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in "Surrender Charge" on page 29 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy's Face Amount may have tax ramifications. For additional information, please see "Federal Taxes" on page 31.


OPTIONAL INSURANCE BENEFITS. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. We deduct the cost of any riders as part of the Monthly Deduction. Adding a rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Primary Insured Rider and the Overloan Protection Rider which are only available at


                                  22 PROSPECTUS

Policy issue. In our discretion, we may offer additional riders or stop offering a rider. The Overloan Protection Rider is available only for policies applied for on or after the later of May 1, 2007, or the date New York approved the rider.

Children's Level Term Rider.
----------------------------

This rider provides for level term insurance on the Insured's children, as defined in the rider. We provide coverage until the earlier of the child's 22/ND/ birthday or the Insured's age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 22. The rider may be exchanged for a new term policy on the earlier of each child's 22/ND/ birthday, or the Insured's age 65. We do not require evidence of insurability to exchange the rider.

Accidental Death Benefit Rider.
-------------------------------

Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured's 65/TH/ birthday; or (3) you ask to end the rider.

Continuation of Premium Rider.
------------------------------

Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.

Additional Insured Rider.
-------------------------

This rider provides life insurance coverage on an additional Insured. We pay the Face Amount of the rider to the named Beneficiary when we receive due proof that the Additional Insured died while the rider was in force. You may renew the coverage until the Additional Insured reaches age 80. Until the Additional Insured's 75/TH/ birthday, you may exchange the rider for a new Policy on the Additional Insured's life, subject to certain conditions as defined in the rider. We do not require evidence of insurability to exchange the rider.

Primary Insured Term Insurance Benefit Rider.
---------------------------------------------

This rider provides additional term life insurance coverage on the Primary Insured. You may renew this coverage until the Insured reaches age 80. Until the Insured reaches age 75, you may exchange the rider for a new Policy. In addition, after the first Policy Year and until the Insured reaches age 75, you may convert the rider to the base Policy. We do not require evidence of insurability to exchange or convert the Policy. If you purchase this rider, your surrender charge is less than if you purchased a single Policy with the same Face Amount as the total coverage of your Policy and Primary Insured Term Insurance Benefit Rider. In addition, at least initially your total insurance charges are lower for a Policy/Primary Insured Term Insurance Benefit Rider combination, although they may be higher if your Policy Value increases and the net amount at risk under your Policy decreases sufficiently.

Commissions payable to sales representatives on the sale of Policies with a Primary Insured Term Insurance Benefit Rider are calculated based on the total premium payments made for the base Policy and the rider. The commissions will vary depending on the ratio of the premium for the base Policy and the rider. The same amount of premium will result in the highest commission when there is no rider, with the commission declining as the portion of the death benefit coverage allocated to the rider increases. Thus, the lowest commission amount is payable when the maximum rider is purchased.

Accelerated Death Benefit Rider, Terminal Illness.
--------------------------------------------------

This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, notwithstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:

(i)50% of the Death Benefit as of the date the first request is paid; or

(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.

The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:

(i) any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;

(ii) if allowed in your state, an administrative expense charge of up to $200 for each accelerated benefit request;

(iii) pro-rata amount of any outstanding Policy Loan; and

(iv) twelve-month actuarial discount that reflects the early payment of the accelerated benefit amount.

Overloan Protection
-------------------

If the rider benefit is elected under this rider, the Policy will not lapse even if Policy loans exceed the Surrender Value. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are;

1) the Policy has been in force for at least 15 policy years;


                                  23 PROSPECTUS

2) the Insured has attained age 75;

3) the Death Benefit option for the Policy must be Option 1;

4) the Policy Debt is greater than the Face Amount;

5) the Policy Debt is more than 90% of the Surrender Value;

6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;

7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and

8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.




POLICY LOANS
--------------------------------------------------------------------------------


GENERAL. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for Policy Loans is 90% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request. Outstanding Policy Loans and loan interest reduce the amount you may request. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a Policy Loan to you.

We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in "Policy Value - Postponement of Payments."

When we make a Policy Loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. We usually take the transfers from the Sub-Accounts and the Fixed Account pro rata based upon the balances of each Sub-Account and the Fixed Account. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. The amounts allocated to the Loan Account are credited with interest at the Loan Credited Rate stated in your Policy.


LOAN INTEREST. Interest on Policy Loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a Policy Loan when due, the unpaid interest becomes part of the Policy Loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.

You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The interest rate charged for preferred loans is 4.0% per year. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All non-preferred loans will be treated as a standard loan. The interest rate on standard loans is currently 5.0% per year.

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans. The initial surrender charge period expires when the surrender charge amount becomes zero as shown on the Policy Data pages of your policy.


LOAN REPAYMENT. While the Policy remains in force, you may repay the Policy Loan in whole or in part without any penalty at any time while the Insured is living. If you have a Policy Loan outstanding, we assume that any payment we receive from you is to be applied as Premium to your Policy Value, unless you tell us to treat your payment as a loan repayment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.

If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled "Lapse and Reinstatement" below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a Policy Loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax adviser for details.


PRE-EXISTING LOAN. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange, up to certain limits. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.

If you transfer a Policy Loan from another insurer as part of Section 1035 tax-free exchange, we treat a loan of up to


                                  24 PROSPECTUS

20% of your Policy Value as a preferred loan. If the amount due is more than 20% of your Policy Value, we treat the excess as a standard loan. The treatment of transferred Policy Loans is illustrated in the following example

Transferred Policy Value                  $190,000
Transferred Policy Loan                   $ 40,000
Surrender Value                           $150,000
20% of Policy Value                       $ 38,000
Preferred Loan                            $ 38,000
Standard Loan                             $  2,000

:

Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.


EFFECT ON POLICY VALUE. A Policy Loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a Policy Loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not taken a Policy Loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. Also, if you do not repay a Policy Loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.


SURRENDERS AND WITHDRAWALS
--------------------------------------------------------------------------------


SURRENDERS. While your Policy is in force, you may surrender the Policy. Your Policy terminates on the day we receive your written request, or the surrender effective date requested by you, whichever is later.

Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. The surrender charge is described in "Charges and Deductions - Surrender Charge" below. We pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a lump sum or under any of the settlement options described in "Settlement Options" below. We have set forth the tax consequences of surrendering the Policy in "Federal Taxes" below.


PARTIAL WITHDRAWAL.  General.  While the Policy is in force after the first
                     --------
Policy Year, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $500. You may not withdraw an amount that would reduce the Net Surrender Value below $500 or reduce the Face Amount below $25,000. We deduct a partial withdrawal service fee of $10 from your withdrawal proceeds.

We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.

You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form.

Effect on Face Amount.  If you have selected Death Benefit Option 1, a partial
----------------------
withdrawal reduces the Face Amount of your Policy as well as the Policy Value.
 We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.

Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.

Tax Consequences.  The tax consequences of partial withdrawals are discussed in
-----------------
"Federal Taxes" below.


SETTLEMENT OPTIONS
--------------------------------------------------------------------------------

We pay the surrender proceeds or Death Benefit proceeds under the Policy in a lump sum or under one of the Settlement Options that we then offer. You may request a Settlement Option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a


                                  25 PROSPECTUS

Settlement Option, which amount will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.

The amount applied to a Settlement Option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest will be at least 3%.
 We may pay interest in excess of the guaranteed rate.

We currently offer the five Settlement Options described below:

  Option A - Interest. We hold the proceeds, credit interest to them and pay
  --------------------
  out the funds when the person entitled to them requests.

  Option B - Fixed Payments.  We pay a selected monthly income until the
  --------------------------
  proceeds, and any interest credits, are exhausted.

  Option C - Life Income Guaranteed Period Certain.  We pay the proceeds in a
  -------------------------------------------------
  monthly income for as long as the payee lives, or you may also select a guarantee period of between five and twenty years. If a guarantee period is selected, we make monthly payments at least until the payee dies. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If no guarantee period is selected or if the payee dies after the end of the guarantee period, we stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due and you did not choose a guarantee period. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

  Option D - Joint and Survivor. We pay the proceeds in a monthly income to two
  ------------------------------
  payees for as long as either payee is alive. Payments stop when both payees have died. It is possible for the payees to receive only one payment, if both payees die before the second payment is due. This Settlement Option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

  Option E - Period Certain.  We pay the proceeds in monthly installments for a
  --------------------------
  specified number of years, from five to twenty-five years. If the payee dies before the end of the specified period, we pay the remaining guaranteed payments to a successor payee.

In addition, we may agree to other Settlement Option plans. Write or call us to obtain information about them.

You may request that the proceeds of the Policy be paid under a Settlement Option by submitting a request to us in writing before the death of the Insured.
 If at the time of the Insured's death, no Settlement Option is in effect, the Beneficiary may choose a Settlement Option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement Option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement Option or select a new one.


MATURITY
--------------------------------------------------------------------------------

The Policies have no Maturity Date. Your Policy will continue after the Insured reaches age 100 as long as Net Surrender Value is sufficient to cover Monthly Deductions. Following the Insured's 100th birthday, we will waive any cost of insurance charge, administrative expense charge, mortality and expense risk charge, or policy fee.


LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------


LAPSE AND GRACE PERIOD. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Deduction Day and the Safety Net Premium feature is not in effect, your Policy may lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period.

At least 30 days before the end of the Grace Period, we send you a notice informing you of the amount to be paid by you before the end of the Grace Period to prevent your Policy from terminating. The amount shown in the notice will be sufficient to cover the Monthly Deduction(s) due and unpaid. You may pay additional Premium if you wish.

The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. See "Death Benefits and Optional Insurance Benefits" on page 22. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.


REINSTATEMENT. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within five years of the date the Policy entered a Grace Period. The


                                  26 PROSPECTUS
reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a Policy Loan was outstanding at the time of your Policy's lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date. You cannot reinstate the Policy once it has been surrendered.


CANCELLATION AND CONVERSION RIGHTS
--------------------------------------------------------------------------------


FREE-LOOK PERIOD. You may cancel your Policy by returning it to us within ten
(10) days after you receive it. If you return your Policy, the Policy terminates and we are required to send you the amount of your Premiums. Our current procedure is to allocate any Premium received before the end of the free-look period as described in "Allocation of Premium" above. In the future, however, we reserve the right to delay allocating your Premiums to the Sub-Accounts you have selected until 10 days after the Issue Date. We will allocate Premiums received during that time to the Fixed Account.


CONVERSION. In addition, during the first two Policy Years or the first two years after an increase in the Face Amount, if the Policy is in force you may amend the Policy to convert it into a non-variable universal life insurance policy. We will accomplish this by transferring all of your Policy Value to the Fixed Account and ending your right under the Policy to allocate Policy Value to the Sub-Accounts. We will not require evidence of insurability. We will not charge you to perform this amendment. In addition, you may convert your Policy to a non-variable universal life insurance policy if at any time the investment policy of the Separate Account should materially change. We will notify you in writing of any such change. You will have 60 days from the date of notification to exercise your conversion option.

The net amount at risk (i.e., the difference between the Death Benefit and the Policy Value) under the amended policy will be equal to or less than the net amount at risk under the previous coverage. Premiums and charges under the amended policy will be based on the same risk classification as the previous coverage.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------


PREMIUM EXPENSE CHARGE. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 5.25% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents' sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.

 New York does not currently have a premium tax.


MONTHLY DEDUCTION. On the Issue Date and on each Monthly Deduction Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:

1) the Policy Fee;

2) the administrative expense charge;

3) the mortality and expense risk charge;

4) the cost of insurance charge for your Policy; and

5) the cost of additional benefits provided by a rider, if any.

We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.


POLICY FEE. The current monthly policy fee is $16.50 per month in the first Policy Year. In subsequent Policy Years, we currently intend to charge $6.25 per month, and we guarantee that we will never raise it to more than $10.00 per month. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured's age 100.


ADMINISTRATIVE EXPENSE CHARGE. The monthly Administrative Expense Charge rates for (a) the first 20 Policy Years and (b) Policy Year 21 and thereafter are set at Policy issue for the life of the Policy. The maximum monthly Administrative Expense Charge rate is calculated at an annual rate of $.3504 per $1,000 of Face Amount in Policy Years 1 through 20, and $.1992 per $1,000 of Face Amount thereafter. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount. The applicable charge


                                  27 PROSPECTUS
is structured as described above, except that the rate is determined by the number of years from the date of the increase. The Administrative Expense Charge is waived after the Insured's Age 100.


MORTALITY AND EXPENSE RISK CHARGE. For the first fourteen Policy Years, the monthly mortality and expense risk charge is calculated at an annual rate of 0.55% of the net Policy Value allocated to the Sub-Accounts. Thereafter, the annual rate is 0.15%. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Deduction Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The Mortality and Expense Risk Charge is waived after the Insured's age 100.


COST OF INSURANCE CHARGE. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount risk for each Policy Month.
 The net amount at risk is (a) - (b), where: (a) is the Death Benefit as of the current Monthly Deduction Day divided by 1.0032737; and (b) is the Policy Value as of the current Monthly Deduction Day. The cost of insurance rate is individualized depending on the Insured's age at issue of the Policy, Policy Year, gender and payment class, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in the table on page 8 of your Policy. Please see the following example.

          Example (45-Year Old Non-Smoking Male):
          ---------------------------------------
Face Amount                                         $100,000
Death Benefit Option                                       1
Policy Value on the Current Monthly Deduction Day   $ 30,000
Insured's Attained Age                                    45
Corridor Percentage                                      215%
Death Benefit                                       $100,000


On the Monthly Deduction Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 X 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1,000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) - $30,000).

Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% X $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) - $50,000).

The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction.
 Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy's death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See "Policy Value" on page 12. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured's age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.

We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above and further lower the current rate for Policies with a Face Amount of $1,000,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these breakpoints, only the amount of the increase above the breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Smoker and Non-Smoker Mortality Table based on the Insured's sex and Age.

If we ever charge you a cost of insurance rate during the first five Policy Years that is greater than the rate provided by the rate scale in effect on the Issue Date we will notify you. For 60 days after we mail that notice, you may surrender your Policy without paying any surrender charge.


                                  28 PROSPECTUS

Beginning on the Policy Anniversary following the Insured's 100th birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fees.


RIDER CHARGES. If your Policy includes one or more riders, a charge applicable to each rider you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The rider charges are summarized in the table on page 9 of this Prospectus. For a description of the optional riders, see "Optional Insurance Benefits" beginning on page 22.


SEPARATE ACCOUNT INCOME TAXES. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.


PORTFOLIO CHARGES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. The third table in "Fee Tables" above contains a summary of current estimates of those charges and expenses. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.

We receive compensation from the investment advisers or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Sub-Accounts. These fees also may range up to 0.25% of net assets invested in the relevant Portfolio.


SURRENDER CHARGE. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.

Initial Surrender Charge.  When we issue your Policy, we determine the initial
-------------------------
surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured's age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is Age 45 when your Policy is issued, the applicable rates per thousand are as follows:

Male Non-Smoker                                                                $26.22
Male Smoker                                                                    $33.40
Female Non-Smoker                                                              $22.65
Female Smoker                                                                  $26.06


Accordingly, if the Insured were a male non-smoker Age 45 and the Policy's Face Amount were $100,000, the surrender charge initially would be $2,736.

The rates for each category are greater or lesser according to the Age of the Insured when your Policy is issued. The maximum rates are as follows:

Male Non-Smoker                                                              $46.53
Male Smoker                                                                  $46.90
Female Non-Smoker                                                            $46.62
Female Smoker                                                                $46.75


If you surrender your Policy after fourteen Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured's sex, Age when your Policy was issued, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

                                         MALE,    MALE,    FEMALE,     FEMALE,
                                       NONSMOKER  SMOKER  NONSMOKER    SMOKER
             POLICY YEAR                AGE 45    AGE 45    AGE 45     AGE 45
             -----------                ------    ------    ------     ------
                  1                      100%      100%      100%       100%
                  2                       99%      100%      100%       100%
                  3                       97%       99%      100%       100%
                  4                       93%       94%      100%        94%
                  5                       86%       87%       92%        87%
                  6                       79%       80%       85%        80%
                  7                       72%       73%       77%        73%




                                  29 PROSPECTUS

                                         MALE,    MALE,    FEMALE,     FEMALE,
                                       NONSMOKER  SMOKER  NONSMOKER    SMOKER
             POLICY YEAR                AGE 45    AGE 45    AGE 45     AGE 45
             -----------                ------    ------    ------     ------
                  8                       64%       65%       69%        65%
                  9                       56%       57%       60%        57%
                 10                       48%       49%       51%        49%
                 11                       39%       40%       42%        40%
                 12                       30%       31%       32%        31%
                 13                       21%       21%       22%        21%
                 14                       11%       11%       11%        11%
                 15                        0%        0%        0%         0%

Thus, in the example given above, if the Policy were surrendered during the 10th Policy Year, the surrender charge would equal [$1,258.56 ($2,622 X 48%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.

Surrender Charge on Increases in Initial Face Amount.  If you increase the
-----------------------------------------------------
Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured's Age and smoking status at the time of the increase, rather than at the time your Policy was issued.

The surrender charge on the increase also decreases over a fourteen Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured's Age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.

If you decrease the Face Amount, the applicable surrender charge remains the same.

We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent.
 In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.

The Premium Expense Charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents' sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the Premium Expense Charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

We do not subtract any portion of the then applicable surrender charge from a partial withdrawal. We do, however, subtract a partial withdrawal service fee of $10 from the amount withdrawn, to cover our expenses relating to the partial withdrawal.


TRANSFER FEE. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.

 We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.


GENERAL POLICY PROVISIONS
--------------------------------------------------------------------------------


BENEFICIARIES. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary or Contingent Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries


                                  30 PROSPECTUS
effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.


ASSIGNMENT. You may assign your Policy as collateral security. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.


DIVIDENDS. We do not pay any dividend under the Policies.


ABOUT US
--------------------------------------------------------------------------------


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK. Allstate Life Insurance Company of New York is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group. Our home office is located in Hauppauge, New York. Our administrative offices are located at 2940
S. 84th Street, Lincoln, NE 68506-4142; however, our mailing address is P.O. Box 82656, Lincoln, NE 68501-2656. Please see also "General Information and History" in the SAI.


THE SEPARATE ACCOUNT. Allstate Life of New York Variable Life Separate Account A is a segregated asset account of Allstate New York. Allstate New York owns the assets of the Separate Account, but we hold them separate from our other assets.
 To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate New York other than those arising from the Policies.
 Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate New York's other assets. Allstate New York is obligated to pay all amounts promised to Policy Owners under the Policies.

The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub-Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges.
 We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.


FEDERAL TAXES
--------------------------------------------------------------------------------


INTRODUCTION. The following discussion is general and is not intended as tax advice. Allstate New York makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax adviser familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax adviser.


TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT. Allstate New York is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate New York and its operations form a part of Allstate New York. Therefore, the Separate Account is not taxed separately as a "Regulated Investment Company" under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies. Under current federal tax law, Allstate New York believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate New York is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate New York does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.


TAXATION OF POLICY BENEFITS. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy


                                  31 PROSPECTUS
set forth in Section 7702 of the Code. Section 7702 limits the amount of premiums that may be invested in a policythat qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary's gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary's income, and amounts attributable to earnings on that income (occurring after the Insured's death), which will be includable in the Beneficiary's income.

If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance.
 Allstate New York has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.

If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract's death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see "Federal Taxes - Modified Endowment Contracts" on page 33.

If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured's gross estate. Examples of incidents of ownership include the right to:

.. change beneficiaries,

.. assign the Policy,

.. revoke an assignment,

.. pledge the Policy, or

.. obtain a Policy loan.

If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.

The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax adviser regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.


EMPLOYER OWNED LIFE INSURANCE (A.K.A. "COLI"). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by "Employers." Although these policies are commonly referred to as Corporate Owned Life Insurance ("COLI"), the term "Employer" includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.

Generally for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:

.. the insured was an employee within 12 months of death;

.. proceeds are paid to the insured's beneficiary;

.. proceeds are used to buy back any equity interest owned by the insured at the time of death; or

.. the insured was a "highly compensated employee" or "highly compensated individual."

For purposes of the COLI rules, "highly compensated employees" are:

.. more than 5% owners;


                                  32 PROSPECTUS

.. directors; and

.. anyone else in the top 35% of employees ranked by pay.

"Highly compensated individuals" are individuals who are:

.. more than 10% owners;

.. one of the five highest paid officers; or

.. among the highest paid 35% of all employees.

The new COLI provision also includes notice and consent requirements, and reporting requirements.


MODIFIED ENDOWMENT CONTRACTS. A life insurance policy is treated as a "Modified Endowment Contract" under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the "seven-pay" test of
Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy's death benefit and the addition or increase of certain riders. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced during the first 7 years of the policy or during a "seven-pay period", the seven-pay test will be applied as though the policy were intially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.

If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured's death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:

.. distributions made on or after the date on which the taxpayer attains age 59
  1/2;

.. distributions attributable to the taxpayer's becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or

.. any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.

All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.

INCOME TAX WITHHOLDING

Generally, Allstate Life Insurance Company of New York is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.


DIVERSIFICATION REQUIREMENTS. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract.
 Although Allstate New York does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.


OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations


                                  33 PROSPECTUS
do not provide guidance concerning circumstances in which investor control of the Separate Accountinvestments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Subaccount investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty
(20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate New York does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.


DISTRIBUTION
--------------------------------------------------------------------------------

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc ("NASD").

ALFS does not sell Policies directly to purchasers. ALFS enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Policies through their registered representatives. The broker-dealers are registered with the SEC and are NASD member firms. Their registered representatives are licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate New York in order to sell the Policies. Policies also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks that sell the Policies.
 Commissions paid vary, but we may pay up to a maximum sales commission of approximately 85% of all Premiums plus 3% of any additional Premiums in the first ten years. In addition, we may pay a trail commission of 0.15% of Policy Value on Policies that have been in force for at least five years. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker-dealer's or bank's practices.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion and marketing of the Policies, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that ALFS paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by NASD rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or ALFS and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.


                                  34 PROSPECTUS

Allstate New York does not pay ALFS a commission for distribution of the Policies. ALFS compensates its representatives who act as wholesalers, and their salesmanagement personnel, for Policy sales. This compensation is based on a percentage of premium payments and/or a percentage of Policy values. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including any liability to Policy Owners arising out of services rendered or Policies issued.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------

Allstate New York is currently undergoing a periodic market conduct examination by the New York State Department of Insurance. The Department is focusing, as they have with other insurers, on Allstate New York's compliance with the state's replacement sales and record-keeping processes with regard to life insurance and annuities among other issues. They have alleged that Allstate New York failed to meet the requirements of applicable regulations. In relation to this examination Allstate New York accrued $15 million of additional benefits in 2005. The ultimate outcome of this examination is currently under discussion with the New York State Department of Insurance.

In the event of an unfavorable outcome in the above matter, the ultimate liability may be in excess of amounts currently reserved and may be material to Allstate New York's operating results or cash flows for a particular quarter or annual period. However, based on information currently known to it, management believes that the ultimate outcome of the matter described above as it is resolved is not likely to have a material adverse effect on the financial position of Allstate New York.

There are no pending legal proceedings to which the Separate Account is a party. Allstate New York is engaged from time to time in routine lawsuits, which, in management's judgment, are not likely to have a material effect, either individually or in the aggregate, on the operating results, cash flows or financial position of Allstate New York.


LEGAL MATTERS
--------------------------------------------------------------------------------

All matters of New York law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under New York law, have been passed upon Michael Velotta, General Counsel, Allstate New York.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of the Separate Account, which are comprised of the financial statements of the underlying sub-accounts, as of December 31, 2006, and for each of the periods in the two year period then ended, the financial statements of Allstate New York as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the Statement of Additional Information.


                                  35 PROSPECTUS

ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES
--------------------------------------------------------------------------------

The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 5% or 10%. The tables on page 37 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.

The illustrations assume an annual payment of $2,250.00. The Safety Net Premium (see Safety Net Premium, page 11) for the illustrated Policy is $1,044.00.
 Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for twenty years, regardless of investment performance, assuming no loans or withdrawals are taken.

The illustration on pages 37-38 assumes current charges and cost of insurance rates, while the illustration on pages 38-39 assumes maximum guaranteed charges and cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the average total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.98%. The average total annual operating expenses do not reflect any waivers or reimbursements. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks.
 The current charge for the first ten Policy Years is an annual rate of 0.55% of the average net assets of the Sub-Accounts, and a charge of 0.15% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 5.25%, the monthly policy fee of $6.25, and the monthly administrative expense fee of $3.50. The monthly policy fee is $16.50 per month in the first Policy Year and currently is $6.25 per month thereafter. The policy fee in the second Policy Year and thereafter is guaranteed not to exceed $10.00 per month. The monthly administrarive expense fee is $0.0292 per thousand dollars of Face Amount for the first twenty Policy Years and $0.012 per thousand dollars of Face Amount thereafter. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 5%, and 10%, "Assuming Current Costs" correspond to approximate net annual rates of -0.95%, 4.05%, and 9.05%, respectively. The illustrated gross annual investment rates of return of 0%, 5%, and 10%, "Assuming Guaranteed Costs" correspond to approximate net annual rates of return of -0.95%, 4.05%, and 9.05%, respectively.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 5%, and 10% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see "Federal Taxes," page 31.)

The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.

Upon request, we will provide a comparable illustration based upon the proposed Insured's actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.


                                  36 PROSPECTUS

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


               Male Issue Age  45
Face Amount $120,000      Standard Nonsmoker Class
$2,250 Annual Premium     Death Benefit Option:  1


                 CURRENT COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS         5% GROSS        10% GROSS
                    -0.95% NET       4.05% NET        9.05% NET
       1             $120,000         $120,000        $  120,000
       2             $120,000         $120,000        $  120,000
       3             $120,000         $120,000        $  120,000
       4             $120,000         $120,000        $  120,000
       5             $120,000         $120,000        $  120,000
       6             $120,000         $120,000        $  120,000
       7             $120,000         $120,000        $  120,000
       8             $120,000         $120,000        $  120,000
       9             $120,000         $120,000        $  120,000
       10            $120,000         $120,000        $  120,000
       15            $120,000         $120,000        $  120,000
  20 (Age 65)        $120,000         $120,000        $  120,000
  30 (Age 75)        $120,000         $120,000        $  252,122
  40 (Age 85)              **         $147,749        $  599,465
  55 (Age 100)             **         $279,620        $2,018,041




                  POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                    ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                     NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR    0% GROSS   5% GROSS   10% GROSS     POLICY YEAR     0% GROSS   5% GROSS   10% GROSS
               -0.95% NET  4.05% NET  9.05% NET                    -0.95% NET  4.05% NET  9.05% NET
      1         $ 1,544    $  1,635   $    1,726         1                -           -            -
      2         $ 3,165    $  3,430   $    3,704         2                -    $    179   $      454
      3         $ 4,742    $  5,267   $    5,830         3          $ 1,557    $  2,083   $    2,646
      4         $ 6,271    $  7,146   $    8,113         4          $ 3,218    $  4,093   $    5,060
      5         $ 7,751    $  9,064   $   10,565         5          $ 4,928    $  6,240   $    7,742
      6         $ 9,248    $ 11,090   $   13,268         6          $ 6,654    $  8,496   $   10,674
      7         $10,721    $ 13,186   $   16,203         7          $ 8,357    $ 10,823   $   13,839
      8         $12,083    $ 15,270   $   19,303         8          $ 9,982    $ 13,169   $   17,202
      9         $13,429    $ 17,435   $   22,680         9          $11,591    $ 15,596   $   20,841
     10         $14,757    $ 19,679   $   26,353        10          $13,181    $ 18,103   $   24,777
     15         $21,428    $ 32,616   $   50,679        15          $21,428    $ 32,616   $   50,679
 20 (Age 65)    $26,681    $ 47,702   $   88,488   (20 (Age 65)     $26,681    $ 47,702   $   88,488
 30 (Age 75)    $27,567    $ 84,457   $  235,628    30 (Age 75)     $27,567    $ 84,457   $  235,628
 40 (Age 85)         **    $140,713   $  570,919    40 (Age 85)          **    $140,713   $  570,919
55 (Age 100)         **    $276,851   $1,998,061   55 (Age 100)          **    $276,851   $1,998,061



Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment


                                  37 PROSPECTUS
   rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

                           HYPOTHETICAL ILLUSTRATIONS


               Male Issue Age  45
Face Amount $120,000      Standard Nonsmoker Class
$2,250 Annual Premium     Death Benefit Option:  1


               GUARANTEED COST OF INSURANCE RATES
                          DEATH BENEFIT
 ASSUMING HYPOTHETICAL GROSS AND NET ANNUAL INVESTMENT RETURN OF
  POLICY YEAR        0% GROSS         5% GROSS        10% GROSS
                    -0.95% NET       4.05% NET        9.05% NET
       1             $120,000         $120,000        $  120,000
       2             $120,000         $120,000        $  120,000
       3             $120,000         $120,000        $  120,000
       4             $120,000         $120,000        $  120,000
       5             $120,000         $120,000        $  120,000
       6             $120,000         $120,000        $  120,000
       7             $120,000         $120,000        $  120,000
       8             $120,000         $120,000        $  120,000
       9             $120,000         $120,000        $  120,000
       10            $120,000         $120,000        $  120,000
       15            $120,000         $120,000        $  120,000
  20 (Age 65)        $120,000         $120,000        $  120,000
  30 (Age 75)              **         $120,000        $  203,234
  40 (Age 85)              **               **        $  480,234
  55 (Age 100)             **               **        $1,566,026




                  POLICY VALUE                                     SURRENDER VALUE
        ASSUMING HYPOTHETICAL GROSS AND                    ASSUMING HYPOTHETICAL GROSS AND
        NET ANNUAL INVESTMENT RETURN OF                     NET ANNUAL INVESTMENT RETURN OF
 POLICY YEAR    0% GROSS   5% GROSS   10% GROSS     POLICY YEAR     0% GROSS   5% GROSS   10% GROSS
               -0.95% NET  4.05% NET  9.05% NET                    -0.95% NET  4.05% NET  9.05% NET
      1         $ 1,459     $ 1,547   $    1,636         1                -           -            -
      2         $ 2,946     $ 3,200   $    3,465         2                -           -   $      214
      3         $ 4,381     $ 4,882   $    5,419         3          $ 1,197     $ 1,698   $    2,234
      4         $ 5,764     $ 6,592   $    7,508         4          $ 2,711     $ 3,538   $    4,455
      5         $ 7,092     $ 8,327   $    9,742         5          $ 4,269     $ 5,504   $    6,919
      6         $ 8,362     $10,086   $   12,131         6          $ 5,768     $ 7,492   $    9,537
      7         $ 9,567     $11,864   $   14,682         7          $ 7,203     $ 9,500   $   12,318
      8         $10,703     $13,655   $   17,407         8          $ 8,602     $11,554   $   15,305
      9         $11,763     $15,454   $   20,315         9          $ 9,924     $13,616   $   18,476
     10         $12,741     $17,256   $   23,420        10          $11,165     $15,680   $   21,844
     15         $16,269     $26,256   $   42,722        15          $16,269     $26,256   $   42,722
 20 (Age 65)    $16,773     $34,971   $   71,962   (20 (Age 65)     $16,773     $34,971   $   71,962
 30 (Age 75)         **     $42,621   $  189,938    30 (Age 75)          **     $42,621   $  189,938
 40 (Age 85)         **          **   $  457,366    40 (Age 85)          **          **   $  457,366
55 (Age 100)         **          **   $1,550,521   55 (Age 100)          **          **   $1,550,521





                                  38 PROSPECTUS

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.

Assumes that no Policy loans or withdrawals have been made. An * indicates lapse in the absence of additional Premium.

The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios' rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Lincoln Benefit or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.


                                  39 PROSPECTUS

GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

Please refer to this list for the meaning of the following terms:

ACCUMULATION UNIT - An accounting unit of measurement, which we use to calculate the value of a Sub-Account.

AGE - The Insured's age at his or her last birthday.

BENEFICIARY(IES) - The person(s) named by you to receive the Death Benefit under the Policy. You name the original Beneficiary(ies) and Contingent
Beneficiary(ies) in the application for the Policy. You may change the Beneficiary or Contingent Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent

DEATH BENEFIT - The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or Policy Charges.

FACE AMOUNT - The initial amount of insurance under your Policy, adjusted for any changes in accordance with the terms of your Policy.

FIXED ACCOUNT - The portion of the Policy Value allocated to our general account.

GRACE PERIOD - A 61-day period during which the Policy remains in force so as to permit you to pay sufficient additional Premium to keep the Policy from lapsing.

INSURED - The person whose life is Insured under the Policy.

ISSUE DATE - The date on which the Policy is issued, which shall be used to determine Policy Anniversaries, Policy Years and Policy Months.

LOAN ACCOUNT - An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding Policy loans.

MATURITY DATE - The Policy does not have a Maturity Date.

MONTHLY AUTOMATIC PAYMENT - A method of paying a Premium each month automatically, for example by bank draft or salary deduction.

MONTHLY DEDUCTION - The amount deducted from Policy Value on each Monthly Deduction Day for the policy fee, administrative expense charge, mortality and expense risk charge, cost of insurance charge, and the cost of any benefit riders.

MONTHLY DEDUCTION DAY - The same day in each month as the Issue Date. If a month does not have that day, the deduction will be made as of the last day of the month. The day of the month on which Monthly Deductions are taken from your Policy Value.

NET DEATH BENEFIT - The Death Benefit, less any Policy Debt.

NET INVESTMENT FACTOR - The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET POLICY VALUE - The Policy Value, less any Policy Debt.

NET PREMIUM - The Premium less the Premium Expense Charge.

NET SURRENDER VALUE - The Policy Value less any applicable surrender charges and less any unpaid Policy Debt. The Net Surrender Value must be positive for the Policy to remain in effect, unless the Safety Net Premium feature is in effect.

POLICY ANNIVERSARY - The same day and month as the Issue Date for each subsequent year the Policy remains in force.

POLICY DEBT - The sum of all unpaid Policy loans and accrued loan interest.

POLICY OWNER ("YOU" "YOUR") - The person(s) having the rights and privileges of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership privileges may be modified by the plan.

POLICY VALUE - The sum of the values of your interests in the Sub-Accounts of the Separate Account, the Fixed Account and the Loan Account. The amount from which the Monthly Deductions are made and the Death Benefit is determined.

POLICY YEAR - Each twelve-month period beginning on the Issue Date and each Policy Anniversary.

PORTFOLIO(S) - The underlying mutual funds in which the Sub-Accounts invest.
 Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM - Amounts paid to us as premium for the Policy by you or on your behalf.

SAI - Statement of Additional Information, which is attached to and incorporated by reference in this Prospectus.

SAFETY NET PREMIUM - A feature under which we guarantee that, regardless of declines in your Policy Value, your Policy does not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding Policy loans made by you, are at least as great as the monthly Safety Net Premium amount times the number of months since the Issue Date.


                                  40 PROSPECTUS

SEPARATE ACCOUNT - The Allstate Life of New York Variable Life Separate Account A, which is a segregated investment account of Allstate Life of New York.

SUB-ACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The Policy Value less any applicable surrender charges.

TAX CODE - The Internal Revenue Code of 1986, as amended.

VALUATION DATE - Each day the New York Stock Exchange is open for business. We do not determine Accumulation Unit Value on days on which the New York Stock Exchange is closed for trading.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Sub-Accounts in order to price Accumulation Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

WE, US, OUR - Our company, Allstate Life Insurance Company of New York, sometimes referred to as "Allstate New York."

YOU, YOUR - The person having the rights and privileges of ownership in the Policy.


                                  41 PROSPECTUS

                       STATEMENT OF ADDITIONAL INFORMATION

                      CONSULTANT PROTECTOR FLEXIBLE PREMIUM
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES



            DATE OF STATEMENT OF ADDITIONAL INFORMATION: May 1, 2007

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

             DEPOSITOR: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


         This Statement of Additional Information is not a prospectus. Please review the Prospectus, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-865-5237 or writing to us at the address immediately below. The defined terms used in this Statement of Additional Information are as defined in the Prospectus.


                   Allstate Life Insurance Company of New York

                                 P. O. Box 82656
                             Lincoln, NE 68501-2656


              The Date of this Statement of Additional Information
                  and of the related Prospectus is May 1, 2007




                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY..........................................
     Description of Allstate Life of New York Company....................
     State Regulation of Allstate Life of New York.......................
     Allstate Life of New York Variable Life Separate Account A..........

EXPERTS..................................................................
ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR
POLICY............................................
     Replacement of Modified Endowment Contracts.........................
     Computation of Policy Value.........................................
     Transfers Authorized by Telephone...................................
GENERAL POLICY PROVISIONS................................................
     Statements to Policy Owners.........................................
     Limit on Right to Contest...........................................
     Suicide.............................................................
     Misstatement as to Age and Sex.....................................
DISTRIBUTOR..............................................................
DISTRIBUTION OF THE POLICY...............................................
FINANCIAL STATEMENTS.....................................................
ILLUSTRATION OF POLICY VALUES, DEATH BENEFITS, AND NET SURRENDER VALUES.


                         GENERAL INFORMATION AND HISTORY

Description Of Allstate Life Insurance Company of New York. Allstate Life Insurance Company of New York ("ALSTATE NEW YORK") is the issuer of the Contract. Allstate New York is a stock life insurance company organized under the laws of the State of New York. Allstate New York was incorporated in 1967 and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, Allstate New York was known as "PM Life Insurance Company." Since 1984 the company has been known as "Allstate Life Insurance Company of New York.

Allstate New York is currently licensed to operate in New York and several other jurisdictions. We intend to offer the Contract only in New York. Our headquarters is located at 100 Motor Parkway, Hauppauge, NY 11788-5107. Our service center is located in Lincoln, Nebraska (mailing address: on the first page of the prospectus).

Allstate New York is a wholly owned subsidiary of Allstate Life Insurance Company ("ALLSTATE LIFE"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of the directors qualifying shares, all of the outstanding capital stock of Allstate Insurance Company is owned by The Allstate Corporation.

State Regulation of Allstate New York. We are subject to the laws of New York State and regulated by the New York State Insurance Department. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the New York State Insurance Department to verify our contract liabilities and reserves. We also are examined periodically by the National Association of Insurance Commissioners. Our books and records are subject to review by the New York State Insurance Department at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

Allstate Life of New York Variable Life Separate Account A. Allstate New York established the Allstate Life of New York Variable Life Separate Account A on December 15, 1995. The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Allstate New York.


                                     EXPERTS

The financial statements of Allstate Life Insurance Company of New York as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the related financial statement schedules included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and separate accounts in
2004), and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the sub-accounts comprising Allstate Life of New York Variable Life Separate Account A as of December 31, 2006 and for each of the periods in the two year period then ended included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

         ADDITIONAL INFORMATION CONCERNING THE OPERATION OF YOUR POLICY

Replacement of Modified Endowment Contracts. If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.

Computation of Policy Value. On each Valuation Date, the portion of your Policy Value in a particular Subaccount will equal:

     (1) The total value of your Accumulation Units in the Subaccount; plus

     (2) Any Net Premium received from you and allocated to the Subaccount during the current Valuation Period; plus

     (3) Any Policy Value transferred to the Subaccount during the current Valuation Period; minus

     (4) Any Policy Value transferred from the Subaccount during the current Valuation Period; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Subaccount during the current Valuation Period; minus

     (6) The portion of any Monthly Deduction allocated to the Subaccount during the current Valuation Period for the Policy Month following the Monthly Deduction Day.

         On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:

     (1) Any Net Premium allocated to it, plus

     (2) Any Policy Value transferred to it from the Subaccounts; plus

     (3) Interest credited to it; minus

     (4) Any Policy Value transferred out of it; minus

     (5) Any amounts withdrawn by you (plus the applicable withdrawal charge); minus

     (6) The portion of any Monthly Deduction allocated to the Fixed Account.

All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

Transfers Authorized by Telephone. You may make transfers by telephone. To give a third party authorization, you must first send us a completed authorization form.

         The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day that the NYSE and we are open for business, at that day's price.


                            GENERAL POLICY PROVISIONS

Statements to Policy Owners. We will maintain all records relating to the Separate Account and the Subaccounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

         In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.

Suicide. If the Insured commits suicide within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.

Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.



                                   DISTRIBUTOR

         ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Policies. ALFS, an affiliate of Allstate New York, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

         Allstate New York does not pay ALFS a commission for distribution of the Policies. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.




                                                      2002     2003     2004       2005       2006
Commission paid to ALFS that were paid
to other broker-dealers and registered
representatives                                       0        0        0          0          0
Commission kept by ALFS                               0        0        0          0          0
Other fees paid to ALFS for distribution services     0        0        0          0          0


None of the commission shown in this table relates to the Policies because we began offering these Policies after the periods shown.


                           DISTRIBUTION OF THE POLICY

         Allstate New York offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Registered representatives who sell the Policy will be paid a maximum sales commission of approximately 85% of all Premiums up to the first year Safety Net Premium plus 3% of any additional Premiums. Registered representatives also may be eligible for a trail commission of 0.15% of Policy Value on Policies that have been in force for at least five years. In addition, certain bonuses and managerial compensation may be paid. We pay all such commissions and incentives.

         Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments. If you purchase a Primary Insured Rider, the commissions will vary depending on the allocation of your coverage between the base Policy and the Primary Insured Rider. The same initial Death Benefit will result in the highest commission when there is no Primary Insured Rider, with the commission declining as the portion of the Death Benefit coverage allocated to the Primary Insured Rider increases. Thus, the lowest commission amount is payable when the maximum Primary Insured Rider is purchased.


                              FINANCIAL STATEMENTS

The financial statements of the Separate Account, which are comprised of the underlying financial statements of the sub-accounts, as of December 31, 2006 and 2005, and for each of the periods in the two-year period then ended, the financial statements of Allstate Life of New York as of December 31, 2006 and 2005, and for each of the three years in the period ended December 31, 2006, and the related financial statement schedules of Allstate New York and the accompanying Reports of Independent Registered Public Accounting Firm appear in the pages that follow. The financial statements and schedules of Allstate New York included herein should be considered only as bearing upon the ability of Allstate New York to meet its obligations under the Policies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

We have audited the accompanying Statements of Financial Position of Allstate Life Insurance Company of New York (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2006 and 2005 and the related Statements of Operations and Comprehensive Income, Shareholder's Equity, and Cash Flows for each of the three years in the period ended December 31, 2006. Our audits also included the financial statement schedules listed in the Index at Item 15. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Allstate Life Insurance Company of New York as of December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting for certain nontraditional long-duration contracts and separate accounts in 2004.


/s/ Deloitte & Touche LLP
-------------------------
Chicago, Illinois
March 9, 2007

               ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                                      YEAR ENDED DECEMBER 31,
                                                                                  ------------------------------
(IN THOUSANDS)                                                                      2006       2005       2004
                                                                                  --------   --------   --------
REVENUES
Premiums (net of reinsurance ceded of $20,837, $16,046 and $16,133)               $ 84,313   $ 68,538   $ 76,550
Contract charges (net of reinsurance ceded of $12,295, $835 and $1)                 63,426     66,280     59,834
Net investment income                                                              373,064    356,162    302,055
Realized capital gains and losses                                                  (22,085)    (5,192)    (9,297)
                                                                                  --------   --------   --------
                                                                                   498,718    485,788    429,142
                                                                                  --------   --------   --------
COSTS AND EXPENSES
Contract benefits (net of reinsurance recoveries of $16,085, $8,510 and $7,536)    190,506    183,227    182,150
Interest credited to contractholder funds                                          167,171    161,936    129,804
Amortization of deferred policy acquisition costs                                   31,672     41,663     25,971
Operating costs and expenses                                                        46,578     43,497     42,115
                                                                                  --------   --------   --------
                                                                                   435,927    430,323    380,040
(Loss) gain on disposition of operations                                           (10,694)         1      1,326
                                                                                  --------   --------   --------
INCOME FROM OPERATIONS BEFORE INCOME TAX EXPENSE AND CUMULATIVE EFFECT OF
   CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX                                        52,097     55,466     50,428
Income tax expense                                                                  17,755     20,945     17,925
                                                                                  --------   --------   --------
INCOME BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE, AFTER-TAX        34,342     34,521     32,503
Cumulative effect of change in accounting principle, after-tax                          --         --     (7,586)
                                                                                  --------   --------   --------
NET INCOME                                                                          34,342     34,521     24,917
                                                                                  --------   --------   --------
OTHER COMPREHENSIVE (LOSS) INCOME, AFTER TAX
Change in unrealized net capital gains and losses                                  (50,930)   (26,287)    16,531
                                                                                  --------   --------   --------
COMPREHENSIVE (LOSS) INCOME                                                       $(16,588)  $  8,234   $ 41,448
                                                                                  ========   ========   ========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                        STATEMENTS OF FINANCIAL POSITION

                                                                                             DECEMBER 31,
                                                                                       -----------------------
(IN THOUSANDS, EXCEPT PAR VALUE DATA)                                                     2006         2005
                                                                                       ----------   ----------
ASSETS
Investments
   Fixed income securities, at fair value (amortized cost $5,542,227 and $5,535,396)   $5,887,139   $5,989,263
   Mortgage loans                                                                         708,449      633,789
   Short-term                                                                             142,334       63,057
   Policy loans                                                                            38,168       36,698
   Other                                                                                    3,784        3,740
                                                                                       ----------   ----------
      Total investments                                                                 6,779,874    6,726,547
Cash                                                                                        7,090        3,818
Deferred policy acquisition costs                                                         278,625      318,551
Accrued investment income                                                                  63,843       62,452
Reinsurance recoverables                                                                  437,422       12,729
Current income taxes receivable                                                               862           --
Other assets                                                                               42,488       35,760
Separate Accounts                                                                       1,009,784      928,824
                                                                                       ----------   ----------
        TOTAL ASSETS                                                                   $8,619,988   $8,088,681
                                                                                       ==========   ==========
LIABILITIES
Reserve for life-contingent contract benefits                                          $1,926,492   $1,869,875
Contractholder funds                                                                    4,708,428    4,349,395
Deferred income taxes                                                                      47,940       73,399
Other liabilities and accrued expenses                                                    243,338      188,123
Payable to affiliates, net                                                                 30,031        5,249
Current income tax payable                                                                     --        5,412
Reinsurance payable to parent                                                                 979          971
Separate Accounts                                                                       1,009,784      928,824
                                                                                       ----------   ----------
        TOTAL LIABILITIES                                                               7,966,992    7,421,248
                                                                                       ----------   ----------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 11)

SHAREHOLDER'S EQUITY
Common stock, $25 par value, 100 thousand shares authorized, issued and outstanding         2,500        2,500
Additional capital paid-in                                                                140,000      140,000
Retained income                                                                           432,458      395,965
Accumulated other comprehensive income:
   Unrealized net capital gains and losses                                                 78,038      128,968
                                                                                       ----------   ----------
        Total accumulated other comprehensive income                                       78,038      128,968
                                                                                       ----------   ----------
        TOTAL SHAREHOLDER'S EQUITY                                                        652,996      667,433
                                                                                       ----------   ----------
        TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                     $8,619,988   $8,088,681
                                                                                       ==========   ==========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                  DECEMBER 31,
                                                         -------------------------------
(IN THOUSANDS)                                             2006       2005         2004
                                                         --------   --------    --------
COMMON STOCK                                             $  2,500   $  2,500    $  2,500
                                                         --------   --------    --------
ADDITIONAL CAPITAL PAID IN
Balance, beginning of year                                140,000    120,000      55,787
Capital contribution                                           --     20,000      64,213
                                                         --------   --------    --------
Balance, end of year                                      140,000    140,000     120,000
                                                         --------   --------    --------
RETAINED INCOME
Balance, beginning of year                                395,965    361,480     336,563
Net income                                                 34,342     34,521      24,917
Gain on recapture of reinsurance agreement with parent      2,151         --          --
Dividend-in-kind                                               --        (36)         --
                                                         --------   --------    --------
Balance, end of year                                      432,458    395,965     361,480
                                                         --------   --------    --------
ACCUMULATED OTHER COMPREHENSIVE INCOME
Balance, beginning of year                                128,968    155,255     138,724
Change in unrealized net capital gains and losses         (50,930)   (26,287)     16,531
                                                         --------   --------    --------
Balance, end of year                                       78,038    128,968     155,255
                                                         --------   --------    --------
TOTAL SHAREHOLDER'S EQUITY                               $652,996   $667,433    $639,235
                                                         ========   ========    ========

                       See notes to financial statements.

                   ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                   -------------------------------------
(IN THOUSANDS)                                                                        2006         2005          2004
                                                                                   ---------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  34,342   $    34,521   $    24,917
Adjustments to reconcile net income to net cash provided by operating activities
   Amortization and other non-cash items                                             (72,250)      (58,887)      (51,544)
   Realized capital gains and losses                                                  22,085         5,192         9,297
   Loss (gain) on disposition of operations                                           10,694            (1)       (1,326)
   Cumulative effect of change in accounting principle                                    --            --         7,586
   Interest credited to contractholder funds                                         167,171       161,936       129,804
   Changes in:
      Reserve for life-contingent contract benefits and contractholder funds          26,648        36,533        32,492
      Deferred policy acquisition costs                                              (31,265)      (26,542)      (66,532)
      Income taxes                                                                    (5,467)        2,591        12,091
      Other operating assets and liabilities                                          23,605       (15,285)       (7,442)
                                                                                   ---------   -----------   -----------
         Net cash provided by operating activities                                   175,563       140,058        89,343
                                                                                   ---------   -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of fixed income securities                                       877,430       481,745       485,522
Investment collections
   Fixed income securities                                                           115,003       160,281       184,317
   Mortgage loans                                                                     73,110        54,795        26,714
Investments purchases
   Fixed income securities                                                          (954,087)   (1,086,370)   (1,758,452)
   Mortgage loans                                                                   (144,267)     (205,389)     (119,953)
Change in short-term investments, net                                                (28,239)       29,687       (29,248)
Change in other investments, net                                                       3,486         2,305         2,678
Disposition of operations                                                           (389,601)           --            --
Change in policy loans                                                               (1,470)        (1,750)         (841)
                                                                                   ---------   -----------   -----------
         Net cash used in investing activities                                      (448,635)     (564,696)   (1,209,263)
                                                                                   ---------   -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contribution                                                                      --        20,000        64,213
Contractholder fund deposits                                                         793,233       878,614     1,385,364
Contractholder fund withdrawals                                                     (516,889)     (478,782)     (331,764)
                                                                                   ---------   -----------   -----------
         Net cash provided by financing activities                                   276,344       419,832     1,117,813
                                                                                   ---------   -----------   -----------
NET INCREASE (DECREASE) IN CASH                                                        3,272        (4,806)       (2,107)
CASH AT BEGINNING OF YEAR                                                              3,818         8,624        10,731
                                                                                   ---------   -----------   -----------
CASH AT END OF YEAR                                                                $   7,090   $     3,818   $     8,624
                                                                                   =========   ===========   ===========

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

1. GENERAL

BASIS OF PRESENTATION

     The accompanying financial statements include the accounts of Allstate Life Insurance Company of New York (the "Company"), a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management has identified the Company as a single segment entity.

     To conform to the current year presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NATURE OF OPERATIONS

     The Company sells life insurance, retirement, investment and supplemental accident and health insurance products to individual customers. The principal products are traditional, interest-sensitive and variable life insurance, supplemental accident and health insurance, and deferred and immediate fixed annuities.

     The Company is authorized to sell life insurance and retirement products in the state of New York. The Company distributes its products to individuals through several distribution channels, including Allstate exclusive agencies, independent agents (including master brokerage agencies and workplace enrolling agents), financial services firms, such as broker/dealers and specialized structured settlement brokers. Although the Company currently benefits from agreements with financial services entities that market and distribute its products, change in control of these non-affiliated entities could negatively impact the Company's sales.

     The Company monitors economic and regulatory developments that have the potential to impact its business. The ability of banks to affiliate with insurers may have a material adverse effect on all of the Company's product lines by substantially increasing the number, size and financial strength of potential competitors. Furthermore, federal and state laws and regulations affect the taxation of insurance companies and life insurance and annuity products. Congress and various state legislatures have considered proposals that, if enacted, could impose a greater tax burden on the Company or could have an adverse impact on the tax treatment of some insurance products offered by the Company, including favorable policyholder tax treatment currently applicable to life insurance and annuities. Legislation that reduced the federal income tax rates applicable to certain dividends and capital gains realized by individuals, or other proposals, if adopted, that reduce the taxation, or permit the establishment, of certain products or investments that may compete with life insurance or annuities could have an adverse effect on the Company's financial position or ability to sell such products and could result in the surrender of some existing contracts and policies. In addition, changes in the federal estate tax laws could negatively affect the demand for the types of life insurance used in estate planning.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed income securities include bonds, commercial mortgage-backed, asset-backed and mortgage-backed securities, and redeemable preferred stocks. Fixed income securities may be sold prior to their contractual maturity ("available for sale") and are carried at fair value. The fair value of publicly traded fixed income securities is based upon independent market quotations. The fair value of non-publicly traded securities is based on either widely accepted pricing valuation models which use internally developed ratings and independent third party data (e.g., term structures of interest rates and current publicly traded bond prices) as inputs or independent third party pricing sources. The valuation models use security specific information such as ratings, industry, coupon, and maturity along with third party data and publicly traded bond prices to determine security specific spreads. These spreads are then adjusted for illiquidity based on historical analysis and broker surveys. The difference between amortized cost and fair value, net of deferred income taxes, certain life and annuity deferred policy acquisition costs, certain deferred sales inducement costs, and certain reserves for life-contingent contract benefits, are reflected as a component of accumulated other comprehensive income. Cash received from calls, principal payments and make-whole payments is reflected as a component of proceeds from sales. Cash received from maturities and pay-downs is reflected as a component of investment collections.

     Mortgage loans are carried at outstanding principal balances, net of unamortized premium or discount and valuation allowances, if any. Valuation allowances are established for impaired loans when it is probable that contractual principal and interest will not be collected. Valuation allowances for impaired loans reduce the carrying value to the fair value of the collateral or the present value of the loan's expected future repayment cash flows discounted at the loan's original effective interest rate.

     Short-term investments are carried at cost or amortized cost that approximates fair value, and include the investment of collateral received in connection with securities lending business activities. For these transactions, the Company records an offsetting liability in other liabilities and accrued expenses for the Company's obligation to return the collateral or funds received. We also purchase securities under agreements to resell.

     Policy loans are carried at the unpaid principle balances. Other investments consist primarily of derivative financial instruments.

     Investment income consists primarily of interest and is recognized on an accrual basis. Interest income on mortgage-backed, commercial mortgage-backed and asset-backed securities is determined using the effective yield method, considering estimated principal repayments when applicable. Accrual of income is suspended for fixed income securities and mortgage loans that are in default or when the receipt of interest payments is in doubt.

     Realized capital gains and losses include gains and losses on investment dispositions, write-downs in value due to other-than-temporary declines in fair value and changes in the fair value of certain derivatives including related periodic and final settlements. Dispositions include sales, losses recognized in anticipation of dispositions and other transactions such as calls and prepayments. Realized capital gains and losses on investment dispositions are determined on a specific identification basis.

     The Company recognizes other-than-temporary impairment losses on fixed income securities when the decline in fair value is deemed other-than-temporary (see Note 6).

DERIVATIVE AND EMBEDDED DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments include foreign currency swaps, interest rate caps, interest rate futures, and re-investment related and equity market risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative (see Note 5). Foreign currency swaps involve the future exchange or delivery of foreign currency on terms negotiated at the inception of the contract. Interest rate cap agreements give the holder the right to receive at a future date, the amount, if any, by which a specified market interest rate exceeds the fixed cap, applied to a notional amount. Interest rate futures are defined as commitments to buy or sell designated financial instruments based on specified prices or yields. Derivatives that are required to be separated from the host instrument and accounted for as derivative financial instruments ("subject to bifurcation") are embedded in certain variable life and annuity contracts.

     All derivatives are accounted for on a fair value basis and reported as other investments, reinsurance recoverables, other assets, other liabilities and accrued expenses or contractholder funds. Embedded derivative instruments subject to bifurcation are also accounted for on a fair value basis and are reported together with the host contracts. The change in the fair value of derivatives embedded in liabilities and subject to bifurcation is reported in contract benefits or realized capital gains and losses.

     When derivatives meet specific criteria, they may be designated as accounting hedges and accounted for as fair value, cash flow, foreign currency fair value or foreign currency cash flow hedges. The hedged item may be either all or a specific portion of a recognized asset, liability or an unrecognized firm commitment attributable to a particular risk. At the inception of the hedge, the Company formally documents the hedging relationship and risk management objective and strategy. The documentation identifies the hedging instrument, the hedged item, the nature of the risk being hedged and the methodology used to assess the effectiveness of the hedging instrument in offsetting the exposure to changes in the hedged item's fair value attributable to the hedged risk, or in the case of a cash flow hedge, the exposure to changes in the hedged item's or transaction's variability in cash flows attributable to the hedged risk. The Company does not exclude any component of the change in fair value of the hedging instrument from the effectiveness assessment. At each reporting date, the Company confirms that the hedging instrument continues to be highly effective in offsetting the hedged risk. Ineffectiveness in fair value hedges and cash flow hedges is reported in realized capital gains and losses.

     CASH FLOW HEDGES The Company designates certain of its foreign currency swap contracts as cash flow hedges when the hedging instrument is highly effective in offsetting the exposure of variations in cash flows for the hedged risk that could affect net income. The Company's cash flow exposure may be associated with an existing asset, liability, or a forecasted transaction. Anticipated transactions must be probable of occurrence and their significant terms and specific characteristics must be identified.

     For hedging instruments used in cash flow hedges, the changes in fair value of the derivatives are reported in accumulated other comprehensive income. Amounts are reclassified to net investment income or realized capital gains and losses as the hedged transaction affects net income or when the forecasted transaction affects net income. Accrued periodic settlements on derivatives used in cash flow hedges are reported in net investment income. The amount reported in accumulated other comprehensive income for a hedged transaction is limited to the lesser of the cumulative gain or loss on the derivative less the amount reclassified to net income; or the cumulative gain or loss on the derivative needed to offset the cumulative change in the expected future cash flows on the hedged transaction from inception of the hedge less the derivative gain or loss previously reclassified from accumulated other comprehensive income to net income. If the Company expects at any time that the loss reported in accumulated other comprehensive income would lead to a net loss on the combination of the hedging instrument and the hedged transaction which may not be recoverable, a loss is recognized immediately in realized capital gains and losses. If an impairment loss is recognized on an asset or an additional obligation is incurred on a liability involved in a hedge transaction, any offsetting gain in accumulated other comprehensive income is reclassified and reported together with the impairment loss or recognition of the obligation.

     TERMINATION OF HEDGE ACCOUNTING If, subsequent to entering into a hedge transaction, the derivative becomes ineffective (including if the hedged item is sold or otherwise extinguished, the occurrence of a hedged forecasted transaction is no longer probable, or the hedged asset becomes other-than-temporarily impaired), the Company may terminate the derivative position. The Company may also terminate derivative instruments or redesignate them as non-hedge as a result of other events or circumstances. If the derivative financial instrument is not terminated when a fair value hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a fair value hedge is no longer effective, is redesignated as a non-hedge, or when the derivative has been terminated, the fair value gain or loss on the hedged asset, liability or portion thereof used to adjust the book value of the asset, liability or portion thereof, which has already been recognized in income while the hedge was in place, is amortized over the remaining life of the hedged asset, liability or portion thereof to net investment income or interest credited to contractholder funds beginning in the period that hedge accounting is no longer applied. If the hedged item of a fair value hedge is an asset, which has become other-than-temporarily impaired, the adjustment made to the book value of the asset is subject to the accounting policies applied to other-than-temporarily impaired assets. When a derivative financial instrument used in a cash flow hedge of an existing asset or liability is no longer effective or is terminated, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the hedged risk impacts net income, beginning in the period hedge accounting is no longer applied or the derivative instrument is terminated. If the derivative financial instrument is not terminated when a cash flow hedge is no longer effective, the future gains and losses recognized on the derivative are reported in realized capital gains and losses. When a derivative financial instrument used in a cash flow hedge of a forecasted transaction is terminated because the forecasted transaction is no longer probable, the gain or loss recognized on the derivative is immediately reclassified from accumulated other comprehensive income to realized capital gains and losses in the period that hedge accounting is no longer applied. If the cash flow hedge is no longer effective, the gain or loss recognized on the derivative is reclassified from accumulated other comprehensive income to net income as the remaining hedged item affects net income.

     NON-HEDGE DERIVATIVE FINANCIAL INSTRUMENTS The Company also has certain derivatives that are used in interest rate and equity price risk management strategies for which hedge accounting is not applied. These derivatives consist of interest rate caps, financial futures contracts, and re-investment related and equity market risk transfer reinsurance agreements with ALIC that meet the accounting definition of a derivative.

     Based upon the type of derivative instrument and strategy, the income statement effects of these derivatives are reported in a single line item, with the results of the associated risk. Therefore, the derivatives' fair value gains and losses and accrued periodic settlements are recognized together in one of the following during the reporting period: realized capital gains and losses or contract benefits. Cash flows from embedded derivatives requiring bifurcation and derivatives receiving hedge accounting are reported consistently with the host contracts and hedged risks respectively within the Statements of Cash Flows. Cash flows from other derivatives are reported in cash flows from investing activities within the Statements of Cash Flows.

SECURITIES LOANED

     The Company's business activities include securities lending transactions, which are used primarily to generate net investment income. These transactions are short-term in nature (usually 30 days or less).

     The Company receives collateral for securities loaned in an amount generally equal to 102% of the fair value of securities and records the related obligations to return the collateral in other liabilities and accrued expenses. The carrying value of these obligations approximates fair value because of their relatively short-term nature. The Company monitors the market value of securities loaned on a daily basis and obtains additional collateral as necessary under the terms of the agreements to mitigate counterparty credit risk. The Company maintains the right and ability to redeem the securities loaned on short notice. Substantially all of the Company's securities loaned are placed with large brokerage firms.

RECOGNITION OF PREMIUM REVENUES AND CONTRACT CHARGES, AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due from policyholders. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

     Immediate annuities with life contingencies, including certain structured settlement annuities, provide insurance protection over a period that extends beyond the period during which premiums are collected. Premiums from these products are recognized as revenue when received at the inception of the contract. Benefits and expenses are recognized in relation to such revenue such that profits are recognized over the lives of the contracts.

     Interest-sensitive life contracts, such as universal life and single premium life, are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and any amounts assessed against the contractholder account balance. Premiums from these contracts are reported as contractholder fund deposits. Contract charges consist of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and early surrender. These revenues are recognized when assessed against the contractholder account balance. Contract benefits include life-contingent benefit payments in excess of the contractholder account balance.

     Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed annuities, including market value adjusted annuities and immediate annuities without life contingencies are considered investment contracts. Consideration received for such contracts is reported as contractholder fund deposits. Contract charges for investment contracts consist of fees assessed against the contractholder account balance for maintenance, administration, and surrender of the contract prior to contractually specified dates, and are recognized when assessed against the contractholder account balance.

     Interest credited to contractholder funds represents interest accrued or paid on interest-sensitive life contracts and investment contracts. Crediting rates for certain fixed annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions subject to contractually guaranteed minimum rates. Pursuant to the adoption of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") in 2004, interest credited also includes amortization of deferred sales inducement ("DSI") expenses. DSI is amortized into interest credited using the same method used to amortize deferred policy acquisition costs ("DAC").

     Contract charges for variable life and variable annuity products consist of fees assessed against the contractholder account values for contract maintenance, administration, mortality, expense and early surrender. Contract benefits incurred include guaranteed minimum death, income, withdrawal and accumulation benefits. Subsequent to our disposal of all of our variable annuity business through reinsurance agreements with Prudential in 2006 (see Note 3), the contract charges and contract benefits related thereto are reported net of reinsurance ceded.

DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Costs that vary with and are primarily related to acquiring life insurance and investment contracts are deferred and recorded as DAC. These costs are principally agents' and brokers' remuneration and certain underwriting costs. DSI costs, which are deferred and recorded as other assets, relate to sales inducements offered on sales to new customers, principally on annuities and primarily in the form of additional credits to the customer's account value or enhancements to interest credited for a specified period, which are beyond amounts currently being credited to existing contracts. All other acquisition costs are expensed as incurred and included in operating costs and expenses on the Statements of Operations and Comprehensive Income. DAC is amortized to income and included in amortization of deferred policy acquisition costs on the Statements of Operations and Comprehensive Income. DSI is reported in other assets and amortized to income using the same methodology and assumptions as DAC and is included in interest credited to contractholder funds on the Statements of Operations and Comprehensive Income. DAC and DSI are periodically reviewed for recoverability and written down if necessary.

     For traditional life insurance and other premium paying contracts, DAC is amortized in proportion to the estimated revenues on such business. Assumptions used in amortization of DAC and reserve calculations are determined based upon conditions as of the date of policy issuance and are generally not revised during the life of the policy. Any deviations from projected business in force resulting from actual policy terminations differing from expected levels and any estimated premium deficiencies change the rate of amortization in the period such events occur. Generally, the amortization period for these contracts approximates the estimated lives of the policies.

     For internal exchanges of traditional life insurance, the unamortized balance of costs previously deferred under the original contracts are charged to income. The new costs associated with the exchange are deferred and amortized to income.

     For interest-sensitive life, annuities and other investment contracts, DAC and DSI are amortized in proportion to the incidence of the total present value of gross profits, which includes both actual historical gross profits ("AGP") and estimated future gross profits ("EGP") earned over the estimated lives of the contracts. Actual amortization periods range from 15-30 years; however, incorporating estimates of customer surrender rates, partial withdrawals and deaths generally result in the majority of deferred costs being amortized over the surrender charge period. The rate of amortization during this term is matched to the pattern of total gross profits. AGP and EGP consist of the following components: benefit margins, primarily from mortality; investment margin including realized capital gains and losses; and contract administration, surrender and other contract charges, less maintenance expenses.

     Changes in the amount or timing of EGP result in adjustments to the cumulative amortization of DAC and DSI. All such adjustments are reflected in the current results of operations.

     The Company performs quarterly reviews of DAC and DSI recoverability for interest-sensitive life, annuities and investment contracts in the aggregate using current assumptions. If a change in the amount of EGP is significant, it could result in the unamortized DAC and DSI not being recoverable, resulting in a charge which is included as a component of amortization of deferred policy acquisition costs or interest credited to contractholder funds, respectively, on the Statements of Operations and Comprehensive Income.

     Any amortization of DAC or DSI that would result from changes in unrealized gains or losses had those gains or losses actually been realized during the reporting period is recorded net of tax in other comprehensive income.

REINSURANCE

     In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from reinsurers (see Note 9). The Company has also used reinsurance to effect the disposition of its variable annuity business (see Note 3). The amounts reported in the Statements of Financial Position as reinsurance recoverables include amounts billed to reinsurers on losses paid as well as estimates of amounts expected to be recovered from reinsurers on insurance liabilities and contractholder funds that have not yet been paid. Reinsurance recoverables on unpaid losses are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contract. Insurance liabilities are reported gross of reinsurance recoverables. Reinsurance premiums are generally reflected in income in a manner consistent with the recognition of premiums on the reinsured contracts. Reinsurance does not extinguish the Company's primary liability under the policies written. Therefore, the Company regularly evaluates the financial condition of the reinsurers and establishes allowances for uncollectible reinsurance recoverables as appropriate.

     The Company has a reinsurance treaty with ALIC through which it cedes primarily re-investment related risk on its structured settlement annuities. The terms of the treaty meet the accounting definition of a derivative under Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the treaty is recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty and premiums paid to ALIC are recognized in realized capital gains and losses (see Note 5).

     Prior to the Company's disposition of the variable annuity business through reinsurance with Prudential effective June 1, 2006 (see Note 3), the Company had a reinsurance treaty through which it ceded contract benefits on its guaranteed minimum accumulation benefits ("GMABs"), guaranteed minimum withdrawal benefits ("GMWBs") and certain guaranteed minimum death benefits ("GMDBs") to ALIC. The terms of the treaty met the accounting definition of a derivative under Statement of Financial Accounting Standards ("SFAS") No. 133 "Accounting for Derivative Instruments and Hedging Activities". Accordingly, the treaty was recorded in the Statement of Financial Position at fair value. Changes in the fair value of the treaty were recognized in contract benefits. The reinsurance treaty was recaptured in 2006 (see Note 5).

INCOME TAXES

     The income tax provision is calculated under the liability method. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. The principal assets and liabilities giving rise to such differences are unrealized capital gains and losses on fixed income securities, insurance reserves and DAC. A deferred tax asset valuation allowance is established when there is uncertainty that such assets would be realized.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

     The reserve for life-contingent contract benefits, which relates to traditional life and supplemental accident and health insurance and immediate annuities with life contingencies, is computed on the basis of long-term actuarial assumptions as to future investment yields, mortality, morbidity, policy terminations and expenses (see Note 8). These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, the related increase in reserves for certain immediate annuities with life contingencies is recorded net of tax as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

CONTRACTHOLDER FUNDS

     Contractholder funds represent interest-bearing liabilities arising from the sale of products, such as interest-sensitive life, fixed annuities, and variable annuity and life deposits allocated to fixed accounts. Contractholder funds are comprised primarily of deposits received and interest credited to the benefit of the contractholder less surrenders and withdrawals, mortality charges and administrative expenses (see Note 8). Contractholder funds also include reserves for secondary guarantees on variable annuities, which were reinsured to Prudential in 2006.

SEPARATE ACCOUNTS

     Separate accounts assets and liabilities are carried at fair value. The assets of the separate accounts are legally segregated and available only to settle separate account contract obligations. Separate accounts liabilities represent the contractholders' claims to the related assets. Investment income and realized capital gains and losses of the separate accounts accrue directly to the contractholders and therefore, are not included in the Company's Statements of Operations and Comprehensive Income. Deposits to, and surrenders and withdrawals from, the separate accounts are not included in cash flows.

     Absent any contract provision wherein the Company provides a guarantee, which for variable annuities was reinsured to Prudential in 2006, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     Commitments to extend mortgage loans and purchase private placement securities have off-balance-sheet risk because their contractual amounts are not recorded in the Company's Statements of Financial Position (see Note 7).

ADOPTED ACCOUNTING STANDARDS

FINANCIAL ACCOUNTING STANDARDS BOARD STAFF POSITION NO. FAS 115-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" ("FSP FAS 115-1")

     The Company adopted Financial Accounting Standards Board ("FASB") FSP FAS 115-1 as of January 1, 2006. FSP FAS 115-1 nullifies the guidance in paragraphs 10-18 of Emerging Issues Task Force Issue No. 03-1 ("EITF Issue 03-1"), "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" and references existing other-than-temporary impairment guidance. FSP FAS 115-1 clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell the security has not been made, and also provides guidance on the subsequent accounting for income recognition on an impaired debt security. The adoption of FSP FAS 115-1 was required on a prospective basis and did not have a material effect on the results of operations or financial position of the Company.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 154, "ACCOUNTING CHANGES AND ERROR CORRECTIONS" ("SFAS NO. 154")

     The Company adopted SFAS No. 154 on January 1, 2006. SFAS No. 154 replaces Accounting Principles Board ("APB") Opinion No. 20, "Accounting Changes", and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements". SFAS No. 154 requires retrospective application to prior periods' financial statements for changes in accounting principle, unless determination of either the period specific effects or the cumulative effect of the change is impracticable or otherwise promulgated. The Company had no accounting changes or error corrections affected by the new standard.

SECURITIES AND EXCHANGE COMMISSION ("SEC") STAFF ACCOUNTING BULLETIN NO. 108, "CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS" ("SAB 108")

     In September 2006, the SEC issued SAB 108 in order to eliminate the diversity of practice in the process by which misstatements are quantified for purposes of assessing materiality on the financial statements. SAB 108 is intended to eliminate the potential for the build up of improper amounts on the balance sheet due to the limitations of certain methods of materiality assessment utilized in current practice. SAB 108 establishes a single quantification framework wherein the significance measurement is based on the effects of the misstatements on each of the financial statements as well as the related financial statement disclosures. If a company's existing methods for assessing the materiality of misstatements are not in compliance with the provisions of SAB 108, the initial application of the provisions may be adopted by restating prior period financial statements under certain circumstances or otherwise by recording the cumulative effect of initially applying the provisions of SAB 108 as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment recorded to the opening balance of retained earnings. The provisions of SAB 108 must be applied no later than the annual financial statements issued for the first fiscal year ending after November 15, 2006. The Company's adoption of SAB 108 in the fourth quarter of 2006 for the fiscal year then ended did not have any effect on its results of operations or financial position.

STATEMENT OF POSITION 03-1, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" ("SOP 03-1")

     On January 1, 2004, the Company adopted SOP 03-1. The major provisions of the SOP that affected the Company at the time of adoption are listed below. The provisions were primarily applicable to the business that was subsequently reinsured on June 1, 2006 (see Note 3 for more information):

- Establishment of reserves primarily related to death benefit and income benefit guarantees provided under variable annuity contracts;

- Deferral of sales inducements that meet certain criteria, and amortization using the same method used for DAC.

     The cumulative effect of the change in accounting principle from implementing SOP 03-1 was a loss of $7.6 million, after-tax ($11.7 million, pre-tax). It was comprised of an increase in benefit reserves (primarily for variable annuity contracts) of $942 thousand, pre-tax, and a reduction in DAC and DSI of $10.7 million, pre-tax.

     The SOP required consideration of a range of potential results to estimate the cost of variable annuity death benefits and income benefits, which generally necessitated the use of stochastic modeling techniques. To maintain consistency with the assumptions used in the establishment of reserves for variable annuity guarantees, the Company utilized the results of this stochastic modeling to estimate expected gross profits, which form the basis for determining the amortization of DAC and DSI. This new modeling approach resulted in a lower estimate of expected gross profits, and therefore resulted in a write-down of DAC and DSI.

     DSI and related amortization is classified within the Statements of Financial Position and Operations and Comprehensive Income as other assets and interest credited to contractholder funds, respectively (see Note 10).

AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS ("AICPA") TECHNICAL PRACTICE AID ("TPA") RE. SOP 03-1

     In September 2004, the staff of the AICPA, aided by industry experts, issued a set of technical questions and answers on financial accounting and reporting issues related to SOP 03-1. The TPA addresses a number of issues related to SOP 03-1 including when it was necessary to establish a liability in addition to the account balance for certain contracts such as single premium and universal life that meet the definition of an insurance contract and have amounts assessed against the contractholder in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function. The impact of adopting the provisions of the TPAs did not have a material effect on the results of operations or financial position of the Company.

PENDING ACCOUNTING STANDARDS

STATEMENT OF POSITION 05-1, "ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS" ("SOP 05-1")

     In October 2005, the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides accounting guidance for deferred policy acquisition costs associated with internal replacements of insurance and investment contracts other than those already described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments". SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. In February 2007, the AICPA issued a set of twelve TPAs that provide interpretive guidance to be utilized, if applicable, at the date of adoption. The provisions of SOP 05-1 are effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Based on the issued standard and the TPAs released in February 2007, the Company's estimated impact of adoption will not have a material effect on its results of operations or financial position.

SFAS NO. 155, "ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140" ("SFAS NO. 155")

     In February 2006, the FASB issued SFAS No. 155, which permits the fair value remeasurement at the date of adoption of any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation under paragraph 12 or 13 of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities"; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments that contain embedded derivatives requiring bifurcation; and clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. The provisions of SFAS No. 155 are effective for all financial instruments acquired, issued or subject to a remeasurement event occurring after the beginning of the first fiscal year that begins after September 15, 2006. The Company elected not to remeasure its existing hybrid financial instruments at the date of adoption that contained embedded derivatives requiring bifurcation pursuant to paragraph 12 or 13 of SFAS No. 133. The adoption of SFAS No. 155 is not expected to have a material effect on the results of operations or financial position of the Company.

FINANCIAL ACCOUNTING STANDARDS BOARD INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES", ("FIN 48")

     In July 2006, the FASB issued FIN 48, which clarifies the accounting for uncertainty in income taxes recognized in an entity's financial statements in accordance with FASB Statement No. 109, "Accounting for Income Taxes". FIN 48 requires an entity to recognize the benefit of tax positions only when it is more likely than not, based on the position's technical merits, that the position would be sustained upon examination by the respective taxing authorities. The tax benefit is measured as the largest benefit that is more than fifty-percent likely of being realized upon final settlement with the respective taxing authorities. FIN 48 is effective for fiscal years beginning after December 15, 2006. FIN 48 will not have a material effect on the results of operations or financial position of the Company.

SFAS NO. 157, "FAIR VALUE MEASUREMENTS" ("SFAS NO. 157")

     In September 2006, the FASB issued SFAS No. 157 which redefines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The effects of adoption will be determined by the types of instruments carried at fair value in the Company's financial statements at the time of adoption as well as the method utilized to determine their fair values prior to adoption. Based on the Company's current use of fair value measurements, SFAS No. 157 is not expected to have a material effect on the results of operations or financial position of the Company.

SFAS NO. 159, "THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES" ("SFAS NO. 159")

     In February 2007, the FASB issued SFAS No. 159 which provides reporting entities an option to report selected financial assets, including investment securities designated as available for sale, and liabilities, including most insurance contracts, at fair value. SFAS No. 159 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The standard also requires additional information to aid financial statement users' understanding of a reporting entity's choice to use fair value on its earnings and also requires entities to display on the face of the balance sheet the fair value of those assets and liabilities for which the reporting entity has chosen to measure at fair value. SFAS No. 159 is effective as of the beginning of a reporting entity's first fiscal year beginning after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided the entity makes that choice in the first 120 days of that fiscal year and also elects to apply the provisions of SFAS No. 157. Because application of the standard is optional, any impacts are limited to those financial assets and liabilities to which SFAS No. 159 would be applied, which has yet to be determined, as is any decision concerning the early adoption of the standard.

3. DISPOSITION

     On June 1, 2006, the Company, its parent ALIC, and the Corporation, completed the disposal of its variable annuity business pursuant to a definitive agreement (the "Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America (collectively "Prudential"). The disposal was effected through a combination of coinsurance and modified coinsurance reinsurance agreements (the "Reinsurance Agreements").

     As a result of the modified coinsurance reinsurance, the separate account assets remain on the Company's Statements of Financial Position, but the related results of operations are fully reinsured to Prudential beginning on June 1, 2006 and presented net of reinsurance on the Statements of Operations and Comprehensive Income. In contrast, $440.0 million of assets supporting general account liabilities have been transferred to Prudential, net of consideration, under the coinsurance reinsurance provisions. The general account liabilities, however, remain on the Statements of Financial Position with a corresponding reinsurance recoverable. For purposes of presentation in the Statements of Cash Flows, the Company treated the reinsurance of its variable annuity business as a disposition of operations, consistent with the substance of the transaction which was the disposition of a block of business accomplished through reinsurance. Accordingly, the net consideration transferred to Prudential of $388.4 million (computed as $440.0 million of general account insurance liabilities transferred to Prudential on the closing date less consideration of $51.6 million) and the costs of executing the transaction of $1.2 million, pretax, were classified as a disposition of operations in the cash flows from investing activities section of the Statements of Cash Flows. The Reinsurance Agreements do not extinguish the Company's primary liability under the variable annuity contracts.

     Under the Agreement, the Company, ALIC and the Corporation have indemnified Prudential for certain pre-closing contingent liabilities (including extra-contractual liabilities of the Company and ALIC and liabilities specifically excluded from the transaction) that the Company and ALIC have agreed to retain. In addition, the Company, ALIC and the Corporation will each indemnify Prudential for certain post-closing liabilities that may arise from the acts of the Company and ALIC, and their agents, including in connection with the Company's and ALIC's provision of transition services.

     The terms of the Agreement give Prudential the right to be the exclusive provider of its variable annuity products through the Allstate proprietary agency force for three years and a non-exclusive preferred provider for the following two years. During a transition period, the Company and ALIC will continue to issue new variable annuity contracts, accept additional deposits on existing business from existing contractholders on behalf of Prudential and, for a period of twenty-four months or less, service the reinsured business while Prudential prepares for the migration of the business onto its servicing platform.

     Pursuant to the Agreement, the consideration was $51.6 million. The disposal resulted in a reinsurance loss of $9.3 million, pretax, which was included as a component of loss on disposition of operations on the Statements of Operations and Comprehensive Income along with other transactional expenses incurred. The total loss for this transaction totaled $10.7 million, pretax ($7.0 million, after-tax). DAC and DSI were reduced by $79.7 million and $6.2 million, respectively, as of the effective date of the transaction for balances related to the variable annuity business subject to the Reinsurance Agreements.

     The separate account balances related to the modified coinsurance reinsurance were $1.01 billion as of December 31, 2006. Separate account balances totaling approximately $2.7 million at December 31, 2006 related to the variable life business retained by the Company.

     In the five months of 2006 prior to its disposition, the Company's variable annuity business generated approximately $7.5 million in contract charges. In 2005 and 2004, the Company's variable annuity business generated approximately $16.7 million and $13.2 million in contract charges, respectively. The separate account balances were $927.4 million and general account balances were $501.2 million as of December 31, 2005.

4. SUPPLEMENTAL CASH FLOW INFORMATION

     Non-cash investment modifications, which reflect refinancings of fixed income securities, totaled $5.8 million, $4.5 million and $1.7 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     Liabilities for collateral received in conjunction with the Company's securities lending business activities were $199.5 million, $149.5 million and $133.4 million at December 31, 2006, 2005 and 2004, respectively, and are reported as a component of other liabilities and accrued expenses in Statements of Financial Position. The accompanying cash flows are included in cash flows from operating activities in the Statements of Cash Flows along the activities resulting from management of the proceeds, which for the years ended December 31 are as follows:

(IN THOUSANDS)                                                             2006        2005        2004
                                                                        ---------   ---------   ---------
NET CHANGE IN PROCEEDS MANAGED
Net change in fixed income securities                                   $ (10,816)  $ (36,652)  $  59,856
Net change in short-term investments                                      (39,205)     20,555     (58,735)
                                                                        ---------   ---------   ---------
   Operating cash flow (used) provided                                  $ (50,021)  $ (16,097)  $   1,121
                                                                        =========   =========   =========
NET CHANGE IN LIABILITIES
Liabilities for collateral and security repurchase, beginning of year   $(149,465)  $(133,368)  $(134,489)
Liabilities for collateral and security repurchase, end of year          (199,486)   (149,465)   (133,368)
                                                                        ---------   ---------   ---------
   Operating cash flow provided (used)                                  $  50,021   $  16,097   $  (1,121)
                                                                        =========   =========   =========

5. RELATED PARTY TRANSACTIONS

BUSINESS OPERATIONS

     The Company utilizes services performed by its affiliates, AIC, ALIC and Allstate Investments LLC, and business facilities owned or leased and operated by AIC in conducting its business activities. In addition, the Company shares the services of employees with AIC. The Company reimburses its affiliates for the operating expenses incurred on its behalf. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation, retirement and other benefit programs, allocated to the Company were $53.7 million, $53.8 million and $44.8 million in 2006, 2005 and 2004, respectively. A portion of these expenses relate to the acquisition of business and is deferred and amortized into income.

STRUCTURED SETTLEMENT ANNUITIES

     The Company issued $15.0 million, $16.0 million and $19.4 million of structured settlement annuities, a type of immediate annuity, in 2006, 2005 and 2004, respectively, at prices based upon interest rates in effect at the time of issuance, to fund structured settlement annuities in matters involving AIC. Of these amounts, $1.5 million, $2.0 million and $5.4 million relate to structured settlement annuities with life contingencies and are included in premium income in 2006, 2005 and 2004, respectively. In most cases, these annuities were issued under a "qualified assignment," whereby prior to July 1, 2001 Allstate Settlement Corporation ("ASC"), and on and subsequent to July 1, 2001 Allstate Assignment Corporation ("AAC"), both wholly owned subsidiaries of ALIC, purchased annuities from the Company and assumed AIC's obligation to make future payments.

     Reserves recorded by the Company for annuities issued to ASC and AAC, including annuities to fund structured settlement annuities in matters involving AIC, were $1.86 billion and $1.78 billion at December 31, 2006 and 2005, respectively.

BROKER/DEALER AGREEMENTS

     The Company has a service agreement with Allstate Distributors, L.L.C. ('ADLLC"), a broker-dealer company owned by ALIC, whereby ADLLC promotes and markets the fixed and variable annuities sold by the Company to unaffiliated financial services firms. In addition, ADLLC also acts as the underwriter of variable annuities sold by the Company. In return for these services, the Company recorded commission expense of $6.0 million, $7.1 million and $5.6 million for the years ended December 31, 2006, 2005 and 2004, respectively.

     The Company receives underwriting and distribution services from Allstate Financial Services, LLC ("AFS"), an affiliated broker/dealer company, for certain variable annuity and variable life insurance contracts sold by Allstate exclusive agencies. The Company incurred $1.4 million, $1.3 million and $1.4 million of commission and other distribution expenses for the years ended December 31, 2006, 2005 and 2004, respectively.

REINSURANCE TRANSACTIONS

     The Company has reinsurance agreements with unaffiliated reinsurers and ALIC in order to limit aggregate and single exposure on large risks. A portion of the Company's premiums and policy benefits are ceded to ALIC and reflected net of such reinsurance in the Statements of Operations and Comprehensive Income. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the Statements of Financial Position. The Company continues to have primary liability as the direct insurer for risks reinsured (see Note 9).

     Additionally, the Company entered into a reinsurance treaty through which it primarily cedes re-investment related risk on its structured settlement annuities to ALIC. Under the terms of the treaty, the Company pays a premium to ALIC that varies with the aggregate structured settlement annuity statutory reserve balance. In return, ALIC guarantees that the yield on the portion of the Company's investment portfolio that supports structured settlement annuity liabilities will not fall below contractually determined rates. The Company ceded premium related to structured settlement annuities to ALIC of $3.0 million, $2.9 million and $2.7 million for the years ended December 31, 2006, 2005 and 2004, respectively. At December 31, 2006 and 2005, the carrying value of the structured settlement reinsurance treaty was $(1.9) million and $(1.5) million, respectively, which is recorded in other assets. The premiums ceded and changes in the fair value of the reinsurance treaty are reflected as a component of realized capital gains and losses on the Statements of Operations and Comprehensive income as the treaty is recorded as a derivative instrument pursuant to the requirements of SFAS No. 133.

     Prior to the Company's disposition of the variable annuity business through reinsurance with Prudential effective June 1, 2006 (see Note 3), the Company had a reinsurance treaty through which it ceded contract benefits on its GMABs, GMWBs and certain GMDBs to ALIC. The reinsurance treaty was recaptured in 2006 and, in accordance therewith, the Company received cash in excess of the liabilities subject to the treaty resulting in a pre-tax gain of $3.3 million. The after-tax gain of $2.2 million was recorded as an adjustment to retained income since the transaction was between affiliates under common control. As of December 31, 2005, the carrying value of the treaty, which was recorded as a component of reinsurance recoverables was $(447) thousand.

CAPITAL CONTRIBUTION

     The Company received cash capital contributions from ALIC of $20.0 million and $64.2 million in 2005 and 2004, respectively, which were recorded as additional capital paid-in on the Statements of Financial Position.

DEBT

     The Company has an intercompany loan agreement with The Allstate Corporation. The amount of intercompany loans available to the Company is at the discretion of The Allstate Corporation. The maximum amount of loans The Allstate Corporation will have outstanding to all its eligible subsidiaries at any given point in time is limited to $1.00 billion. The Company had no amounts outstanding under the inter-company loan agreement at December 31, 2006 and 2005. The Allstate Corporation uses commercial paper borrowings, bank lines of credit and repurchase agreements to fund inter-company borrowings.

INCOME TAXES

     The Company is a party to a federal income tax allocation agreement with the Corporation (see Note 12).

6. INVESTMENTS

FAIR VALUES

     The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                       GROSS UNREALIZED
                                         AMORTIZED   -------------------      FAIR
(IN THOUSANDS)                             COST        GAINS     LOSSES       VALUE
                                        ----------   --------   --------   ----------
AT DECEMBER 31, 2006
U.S. government and agencies            $  541,877   $187,234   $     --   $  729,111
Municipal                                  314,768     12,979     (4,744)     323,003
Corporate                                3,214,504    125,379    (35,121)   3,304,762
Foreign government                         244,544     60,614       (211)     304,947
Mortgage-backed securities                 439,938      2,514     (9,256)     433,196
Commercial mortgage-backed securities      669,303      8,192     (4,316)     673,179
Asset-backed securities                    107,922      1,728       (628)     109,022
Redeemable preferred stock                   9,371        548         --        9,919
                                        ----------   --------   --------   ----------
   Total fixed income securities        $5,542,227   $399,188   $(54,276)  $5,887,139
                                        ==========   ========   ========   ==========

AT DECEMBER 31, 2005
U.S. government and agencies            $  510,362   $213,421   $     --   $  723,783
Municipal                                  308,219     20,193       (776)     327,636
Corporate                                3,286,652    182,630    (28,020)   3,441,262
Foreign government                         236,078     70,433       (176)     306,335
Mortgage-backed securities                 569,712      4,050    (10,712)     563,050
Commercial mortgage-backed securities      490,985      3,999     (3,149)     491,835
Asset-backed securities                    123,981      1,068       (679)     124,370
Redeemable preferred stock                   9,407      1,585         --       10,992
                                        ----------   --------   --------   ----------
   Total fixed income securities        $5,535,396   $497,379   $(43,512)  $5,989,263
                                        ==========   ========   ========   ==========

SCHEDULED MATURITIES

The scheduled maturities for fixed income securities are as follows at December 31, 2006:

                                          AMORTIZED     FAIR
(IN THOUSANDS)                              COST        VALUE
                                         ----------   ----------
Due in one year or less                  $   48,495   $   48,844
Due after one year through five years       799,478      807,453
Due after five years through ten years    1,494,665    1,564,283
Due after ten years                       2,651,729    2,924,341
                                         ----------   ----------
                                          4,994,367    5,344,921
Mortgage- and asset-backed securities       547,860      542,218
                                         ----------   ----------
  Total                                  $5,542,227   $5,887,139
                                         ==========   =========

     Actual maturities may differ from those scheduled as a result of prepayments by the issuers. Because of the potential for prepayment on mortgage- and asset-backed securities, they are not categorized by contractual maturity. The commercial mortgage-backed securities are categorized by contractual maturity because they generally are not subject to prepayment risk.

NET INVESTMENT INCOME

     Net investment income for the years ended December 31 is as follows:

(IN THOUSANDS)                             2006       2005       2004
                                         --------   --------   --------
Fixed income securities                  $343,115   $330,567   $278,522
Mortgage loans                             38,576     33,373     27,198
Other                                      14,763      6,723      4,039
                                         --------   --------   --------
   Investment income, before expense      396,454    370,663    309,759
   Investment expense                      23,390     14,501      7,704
                                         --------   --------   --------
      Net investment income              $373,064   $356,162   $302,055
                                         ========   ========   ========

REALIZED CAPITAL GAINS AND LOSSES, AFTER-TAX

     Realized capital gains and losses by security type for the years ended December 31 are as follows:

(IN THOUSANDS)                                      2006       2005      2004
                                                  --------   -------   -------
Fixed income securities                           $(25,398)  $(6,596)  $(7,666)
Mortgage loans                                       3,572     3,000     1,480
Other                                                 (259)   (1,596)   (3,111)
                                                  --------   -------   -------
   Realized capital gains and losses, pre-tax      (22,085)   (5,192)   (9,297)
   Income tax benefit                                8,216     1,972     3,453
                                                  --------   -------   -------
   Realized capital gains and losses, after-tax   $(13,869)  $(3,220)  $(5,844)
                                                  ========   =======   =======

     Realized capital gains and losses by transaction type for the years ended December 31 are as follows:

(IN THOUSANDS)                                      2006       2005      2004
                                                  --------   -------   -------
Write-downs                                       $   (258)  $(1,543)  $(3,402)
Dispositions (1)                                   (21,568)   (2,053)   (2,784)
Valuation of derivative instruments                 (5,429)   (4,469)   (5,777)
Settlement of derivative instruments                 5,170     2,873     2,666
                                                  --------   -------   -------
   Realized capital gains and losses, pre-tax      (22,085)   (5,192)   (9,297)
   Income tax benefit                                8,216     1,972     3,453
                                                  --------   -------   -------
   Realized capital gains and losses, after-tax   $(13,869)  $(3,220)  $(5,844)
                                                  ========   =======   =======
----------
(1) Dispositions include sales, losses recognized in anticipation of dispositions and other transactions such as calls and prepayments. The Company recognized losses of $16.5 million and $6.8 million in 2006 and 2005, respectively, due to a change in intent to hold impaired securities. There were no losses recognized due to a change in intent during 2004.

     Gross gains of $5.9 million, $5.8 million and $5.2 million and gross losses of $18.8 million, $7.4 million and $13.3 million were realized on sales of fixed income securities during 2006, 2005 and 2004, respectively.

UNREALIZED NET CAPITAL GAINS AND LOSSES

     Unrealized net capital gains and losses included in accumulated other comprehensive income are as follows:

                                                                            GROSS UNREALIZED
                                                                FAIR      -------------------   UNREALIZED
(IN THOUSANDS)                                                 VALUE       GAINS      LOSSES     NET GAINS
                                                             ----------   --------   --------   ----------
AT DECEMBER 31, 2006
Fixed income securities                                      $5,887,139   $399,188   $(54,276)  $ 344,912
Derivative instruments and other investments                       (892)        --       (892)       (892)
                                                                                                ---------
   Total                                                                                          344,020
Amounts recognized for: (1)
   Premium deficiency reserve                                                                    (235,656)
   Deferred policy acquisition and sales inducements costs                                         11,694
                                                                                                ---------
      Total                                                                                      (223,962)
Deferred income taxes                                                                             (42,020)
                                                                                                ---------
Unrealized net capital gains and losses                                                         $  78,038
                                                                                                =========

                                                                            GROSS UNREALIZED
                                                                FAIR      -------------------   UNREALIZED
(IN THOUSANDS)                                                  VALUE       GAINS     LOSSES     NET GAINS
                                                             ----------   --------   --------   ----------
AT DECEMBER 31, 2005
Fixed income securities                                      $5,989,263   $497,379   $(43,512)  $ 453,867
Derivative instruments and other investments                       (154)        --       (154)       (154)
                                                                                                ---------
   Total                                                                                          453,713
Amounts recognized for: (1)
   Premium deficiency reserve                                                                    (257,473)
   Deferred policy acquisition and sales inducement costs                                           2,172
                                                                                                ---------
      Total                                                                                      (255,301)
Deferred income taxes                                                                             (69,444)
                                                                                                ---------
Unrealized net capital gains and losses                                                         $ 128,968
                                                                                                =========

----------
(1) See Note 2, Summary of Significant Accounting Policies for deferred policy acquisition and sales inducement costs and reserve for life contingent contract benefits.

CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES

     The change in unrealized net capital gains and losses for the years ended December 31 is as follows:

(IN THOUSANDS)                                                      2006       2005       2004
                                                                 ---------   --------   --------
Fixed income securities                                          $(108,955)  $(78,803)  $ 52,790
Derivative instruments and other investments                          (738)       566       (720)
                                                                 ---------   --------   --------
  Total                                                           (109,693)   (78,237)    52,070
Amounts recognized for:
  Premium deficiency reserve                                        21,817    (17,063)   (25,011)
  Deferred policy acquisition and sales inducement
    costs                                                            9,522     54,858     (1,627)
                                                                 ---------   --------   --------
      Total                                                         31,339     37,795    (26,638)
Deferred income taxes                                               27,424     14,155     (8,901)
                                                                 ---------   --------   --------
(Decrease) increase in unrealized net capital gains and losses   $ (50,930)  $(26,287)  $ 16,531
                                                                 =========   ========   ========

PORTFOLIO MONITORING

     Inherent in the Company's evaluation of a particular security are assumptions and estimates about the operations of the issuer and its future earnings potential. Some of the factors considered in evaluating whether a decline in fair value is other-than-temporary are: 1) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the recoverability of principal and interest;
3) the duration and extent to which the fair value has been less than amortized cost; 4) the financial condition, near-term and long-term prospects of the issuer, including relevant industry conditions and trends, and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions which could affect access to liquidity.

     The following table summarizes the gross unrealized losses and fair value of fixed income securities by the length of time that individual securities have been in a continuous unrealized loss position.

                                       LESS THAN 12 MONTHS                 12 MONTHS OR MORE
                                --------------------------------   --------------------------------      TOTAL
($ IN THOUSANDS)               NUMBER OF    FAIR      UNREALIZED   NUMBER OF   FAIR      UNREALIZED   UNREALIZED
AT DECEMBER 31, 2006            ISSUES      VALUE       LOSSES     ISSUES      VALUE       LOSSES       LOSSES
                                ------   ----------   ----------   ------   ----------   ----------   ----------
Fixed income securities
   Municipal                       19    $   85,322    $ (2,417)      10    $   52,910   $ (2,327)    $ (4,744)
   Corporate                      118       619,716      (8,721)     164       775,483    (26,400)     (35,121)
   Foreign government               1         4,934         (41)       2        10,067       (170)        (211)
   Mortgage-backed securities       7        57,005        (701)      28       267,323     (8,555)      (9,256)
   Commercial mortgage-backed
      securities                   18       166,545        (831)      33       192,775     (3,485)      (4,316)
   Asset-backed securities          6        16,010        (283)       3        12,635       (345)        (628)
                                  ---    ----------    --------      ---    ----------   --------     --------
      Total                       169    $  949,532    $(12,994)     240    $1,311,193   $(41,282)    $(54,276)
                                  ===    ==========    ========      ===    ==========   ========     ========
Investment grade fixed income
   securities                     153    $  919,918    $(12,448)     220    $1,274,151   $(38,837)    $(51,285)
Below investment grade fixed
   income securities               16        29,614        (546)      20        37,042     (2,445)      (2,991)
                                  ---    ----------    --------      ---    ----------   --------     --------
      Total fixed income
         securities               169    $  949,532    $(12,994)     240    $1,311,193   $(41,282)    $(54,276)
                                  ===    ==========    ========      ===    ==========   ========     ========
AT DECEMBER 31, 2005
Fixed income securities
   Municipal                       12    $   80,350    $   (776)      --    $       --   $     --     $   (776)
   Corporate                      227     1,078,813     (20,810)      27       159,782     (7,210)     (28,020)
   Foreign government               2        10,186        (176)      --            --         --         (176)
   Mortgage-backed securities      32       313,090      (7,089)      11       101,796     (3,623)     (10,712)
   Commercial mortgage-backed
      securities                   46       282,391      (3,149)      --            --         --       (3,149)
   Asset-backed securities         13        33,085        (427)       1         5,747       (252)        (679)
                                  ---    ----------    --------      ---    ----------   --------     --------
      Total                       332    $1,797,915    $(32,427)      39    $  267,325   $(11,085)    $(43,512)
                                  ===    ==========    ========      ===    ==========   ========     ========
Investment grade fixed income
   securities                     300    $1,746,340    $(30,717)      37    $  257,086   $(10,324)    $(41,041)
Below investment grade fixed
   income securities               32        51,575      (1,710)       2        10,239       (761)      (2,471)
                                  ---    ----------    --------      ---    ----------   --------     --------
      Total fixed income
         securities               332    $1,797,915    $(32,427)      39    $  267,325   $(11,085)    $(43,512)
                                  ===    ==========    ========      ===    ==========   ========     ========

     As of December 31, 2006, all of the unrealized losses related to securities with an unrealized loss position less than 20% of amortized cost, the degree of which suggests that these securities do not pose a high risk of being other-than-temporarily impaired. Of the $54.3 million in unrealized losses, $51.3 million related to unrealized losses on investment grade securities. Investment grade is defined as a security having a rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"), Fitch or Dominion, or a rating of aaa, aa, a or bbb from A.M. Best; or a comparable internal rating if an externally provided rating is not available. Unrealized losses on investment grade securities are principally related to rising interest rates or changes in credit spreads since the securities were acquired.

     As of December 31, 2006, the Company had the intent and ability to hold the fixed income securities with unrealized losses for a period of time sufficient for them to recover.

MORTGAGE LOAN IMPAIRMENT

     A mortgage loan is impaired when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Interest income for impaired loans is recognized on an accrual basis if payments are expected to continue to be received; otherwise a cash basis is used. The Company had no impaired loans in 2006 or 2005.

INVESTMENT CONCENTRATION FOR MUNICIPAL BOND AND COMMERCIAL MORTGAGE PORTFOLIOS

     The Company maintains a diversified portfolio of municipal bonds. The following table shows the principal geographic distribution of municipal bond issuers represented in the Company's portfolio. No other state represented more than 5% of the portfolio at December 31, 2006 and 2005.

(% OF MUNICIPAL BOND PORTFOLIO CARRYING VALUE)        2006   2005
                                                      ----   ----
 California                                           30.2%  35.4%
 Texas                                                10.9    9.0
 Oregon                                                7.2    7.3
 Virginia                                              6.3    5.1
 New York                                              5.8     --
 Missouri                                              5.4    8.8
 Connecticut                                           5.0     --
 Illinois                                              4.7    6.1

     The Company's mortgage loans are collateralized by a variety of commercial real estate property types located throughout the United States. Substantially all of the commercial mortgage loans are non-recourse to the borrower. The following table shows the principal geographic distribution of commercial real estate represented in the Company's mortgage portfolio. No other state represented more than 5.0% of the portfolio at December 31, 2006 and 2005.

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)   2006   2005
                                                      ----   ----
California                                            18.9%  23.4%
Illinois                                              14.0   11.5
Pennsylvania                                           8.6    8.2
Texas                                                  7.2    5.9
Arizona                                                5.6    3.4
New York                                               5.6    6.5
Ohio                                                   5.2    6.0
New Jersey                                             4.6    7.1

     The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

(% OF COMMERCIAL MORTGAGE PORTFOLIO CARRYING VALUE)    2006    2005
                                                      -----   -----
Office buildings                                       31.4%   29.0%
Warehouse                                              30.6    31.3
Retail                                                 17.1    17.4
Apartment complex                                      17.0    17.2
Industrial                                              1.0     2.2
Other                                                   2.9     2.9
                                                      -----   -----
   Total                                              100.0%  100.0%
                                                      =====   =====

     The contractual maturities of the commercial mortgage loan portfolio as of December 31, 2006 for loans that were not in foreclosure are as follows:

                   NUMBER OF   CARRYING
($ IN THOUSANDS)     LOANS       VALUE    PERCENT
                   ---------   --------   -------
2007                    4      $  9,792      1.4%
2008                    2        14,236      2.0
2009                   17        69,516      9.8
2010                   22       103,161     14.6
2011                   17        83,873     11.8
Thereafter             88       427,871     60.4
                      ---      --------    -----
   Total              150      $708,449    100.0%
                      ===      ========    =====

     In 2006, $13.4 million of commercial mortgage loans became contractually due. Of these, 11.7% were paid as due and 88.3% were refinanced at prevailing market terms. None were foreclosed or in the process of foreclosure, and none were in the process of refinancing or restructuring discussions.

CONCENTRATION OF CREDIT RISK

     At December 31, 2006, the Company is not exposed to any credit concentration of risk of a single issuer and its affiliates greater than 10% of the Company's shareholder's equity.

SECURITIES LOANED

     The Company's business activities include securities lending programs with third parties, mostly large brokerage firms. At December 31, 2006 and 2005, fixed income securities with a carrying value of $191.9 million and $143.2 million, respectively, were on loan under these agreements. In return, the Company receives cash that it invests and includes in short-term investments and fixed income securities, with an offsetting liability recorded in other liabilities and accrued expenses to account for the Company's obligation to return the collateral. Interest income on collateral, net of fees, was $455 thousand, $430 thousand and $300 thousand, for the years ending December 31, 2006, 2005 and 2004, respectively.

OTHER INVESTMENT INFORMATION

     Included in fixed income securities are below investment grade assets totaling $186.9 million and $201.7 million at December 31, 2006 and 2005, respectively.

     At December 31, 2006, fixed income securities with a carrying value of $2.6 million were on deposit with regulatory authorities as required by law.

     At December 31, 2006, the carrying value of fixed income securities that were non-income producing was $6.8 million. No other investments were non-income producing at December 31, 2006.

7. FINANCIAL INSTRUMENTS

     In the normal course of business, the Company invests in various financial assets, incurs various financial liabilities and enters into agreements involving derivative financial instruments and other off-balance-sheet financial instruments. The fair value estimates of financial instruments presented below are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including DAC and DSI and reinsurance recoverables) and liabilities (including reserve for life-contingent contract benefits, contractholoder funds pertaining to interest-sensitive life contracts and deferred income taxes) are not included in accordance with SFAS No. 107. Other assets and liabilities considered financial instruments such as accrued investment income and cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS

(IN THOUSANDS)               DECEMBER 31, 2006        DECEMBER 31, 2005
                          ----------------------   -----------------------
                           CARRYING       FAIR      CARRYING       FAIR
                             VALUE       VALUE        VALUE        VALUE
                          ----------   ----------   ----------   ----------
Fixed income securities   $5,887,139   $5,887,139   $5,989,263   $5,989,263
Mortgage loans               708,449      711,866      633,789      647,068
Short-term investments       142,334      142,334       63,057       63,057
Policy loans                  38,168       38,168       36,698       36,698
Separate accounts          1,009,784    1,009,784      928,824      928,824

     Fair values of publicly traded fixed income securities are based upon quoted market prices or dealer quotes. The fair value of non-publicly traded securities, primarily privately placed corporate obligations, is based on either widely accepted pricing valuation models, which use internally developed ratings and independent third party data (e.g., term structures and current publicly traded bond prices) as inputs, or independent third party pricing sources. Mortgage loans are valued based on discounted contractual cash flows. Discount rates are selected using current rates at which similar loans would be made to borrowers with similar characteristics, using similar properties as collateral. Loans that exceed 100% loan-to-value are valued at the estimated fair value of the underlying collateral. Short-term investments are highly liquid investments with maturities of one year or less whose carrying values are deemed to approximate fair value. The carrying value of policy loans is deemed to approximate fair value. Separate accounts assets are carried in the Statements of Financial Position at fair value based upon quoted market prices.

FINANCIAL LIABILITIES

(IN THOUSANDS)                                    DECEMBER 31, 2006        DECEMBER 31, 2005
                                               ----------------------   -----------------------
                                                CARRYING       FAIR      CARRYING       FAIR
                                                  VALUE       VALUE        VALUE        VALUE
                                               ----------  ----------   ----------   ----------
Contractholder funds on investment contracts   $4,231,688  $4,099,923   $3,921,872   $3,815,608
Liability for collateral                          199,486     199,486      149,465      149,465
Separate accounts                               1,009,784   1,009,784      928,824      928,824

     Contractholder funds include interest-sensitive life insurance contracts and investment contracts. Interest-sensitive life insurance contracts are not considered financial instruments subject to fair value disclosure requirements under the provisions of SFAS No.107. The fair value of investment contracts is based on the terms of the underlying contracts. Fixed annuities are valued at the account balance less surrender charges. Immediate annuities without life contingencies are valued at the present value of future benefits using current interest rates. Market value adjusted annuities' fair value is estimated to be the market adjusted surrender value. The liability for collateral is valued at carrying value due to its short-term nature. Separate accounts liabilities are carried at the fair value of the underlying assets.

DERIVATIVE FINANCIAL INSTRUMENTS

     The Company primarily uses derivatives for risk reduction. With the exception of embedded derivatives which are required to be separated, all of the Company's derivatives are evaluated for their on-going effectiveness as either accounting or non-hedge derivative financial instruments on at least a quarterly basis (see Note 2). The Company does not use derivatives for trading purposes. Non-hedge accounting is used for "portfolio" level hedging strategies where the terms of the individual hedged items do not meet the strict homogeneity requirements prescribed in SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") to permit the application of SFAS 133's hedge accounting model. The principal benefit of a "portfolio" level strategy is in its cost savings through its ability to use fewer derivatives with larger notional amounts.

     Asset-liability management is a risk management strategy that is principally employed to align the respective interest-rate sensitivities of assets and liabilities. Depending upon the attributes of the assets acquired and liabilities issued, derivative instruments such as interest rate caps are acquired to change the interest rate characteristics of existing assets and liabilities to ensure a proper matched relationship is maintained and to reduce exposure to rising or falling interest rates. The Company uses financial futures to hedge anticipated asset and liability purchases.

     The notional amounts specified in the contracts are used to calculate the exchange of contractual payments under the agreements and are not representative of the potential for gain or loss on these agreements.

     Fair value, which is equal to the carrying value, is the estimated amount that the Company would receive (pay) to terminate the derivative contracts at the reporting date. For exchange traded derivative contracts, the fair value is based on dealer or exchange quotes. The fair value of non-exchange traded derivative contracts is based on either independent third party pricing sources, including dealer quotes, or widely accepted pricing and valuation models which use independent third party data as inputs.

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2006.

                                                             CARRYING
                                       NOTIONAL     FAIR       VALUE      CARRYING VALUE
(IN THOUSANDS)                          AMOUNT     VALUE    ASSETS (1)   (LIABILITIES) (1)
                                       --------   -------   ----------   -----------------
AT DECEMBER 31, 2006
Financial futures contracts            $194,100   $    50    $    93          $  (43)
Interest rate cap agreements            264,300     1,410      1,920            (510)
                                       --------   -------    -------          ------
Total interest rate contracts          $458,400   $ 1,460    $ 2,013          $ (553)
                                       ========   =======    =======          ======
Foreign currency swap agreements       $  7,500   $  (892)   $    --          $ (892)
                                       ========   =======    =======          ======
Structured settlement annuity
   reinsurance agreement               $     --   $(1,927)   $(1,927)         $   --
                                       ========   =======    =======          ======
Guaranteed accumulation benefits (2)   $251,825   $ 1,304    $    --          $1,304
                                       ========   =======    =======          ======
Guaranteed withdrawal benefits (2)     $ 52,757   $   (50)   $    --          $  (50)
                                       ========   =======    =======          ======
Other embedded derivative financial
   instruments (2)                     $  1,501   $    (3)   $    --          $   (3)
                                       ========   =======    =======          ======

----------
(1) Carrying value includes the effects of legally enforceable master netting agreements. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements, which are reported in accrued investment income or other invested assets.

(2) These embedded derivative financial instruments relate to the company's variable annuity business, which was fully reinsured by Prudential effective June 1, 2006 (see Note 3).

     The following table summarizes the notional amount, fair value and carrying value of the Company's derivative financial instruments at December 31, 2005.

                                                            CARRYING
                                      NOTIONAL     FAIR      VALUE        CARRYING VALUE
(IN THOUSANDS)                         AMOUNT     VALUE    ASSETS (1)   (LIABILITIES) (1)
                                      --------   -------   ----------   -----------------
AT DECEMBER 31, 2005
Financial futures contracts           $169,100   $    25     $    71         $ (46)
Interest rate cap agreements           186,300     2,721       2,912          (191)
                                      --------   -------     -------         -----
Total interest rate contracts         $355,400   $ 2,746     $ 2,983         $(237)
                                      ========   =======     =======         =====
Foreign currency swap agreements      $  7,500   $  (154)    $    --         $(154)
                                      ========   =======     =======         =====
Structured settlement annuity
   reinsurance agreement              $     --   $(1,473)    $(1,473)        $  --
                                      ========   =======     =======         =====
Guaranteed accumulation benefits      $194,098   $   553     $    --         $ 553
                                      ========   =======     =======         =====
Guaranteed accumulation benefits
   reinsurance agreement              $194,098   $  (553)    $  (553)        $  --
                                      ========   =======     =======         =====
Guaranteed withdrawal benefits        $ 21,746   $    (2)    $    --         $  (2)
                                      ========   =======     =======         =====
Guaranteed withdrawal benefits
   reinsurance agreement              $ 21,746   $     2     $     2         $  --
                                      ========   =======     =======         =====
Other embedded derivative financial
   instruments                        $  1,762   $    (3)    $    --         $  (3)
                                      ========   =======     =======         =====

----------
(1) Carrying value includes the effects of legally enforceable master netting agreements. Fair value and carrying value of the assets and liabilities exclude accrued periodic settlements, which are reported in accrued investment income or other invested assets.

     The Company manages its exposure to credit risk primarily by establishing risk control limits. The Company uses master netting agreements for over-the-counter derivative transactions, including foreign currency swap and interest rate cap agreements. These agreements permit either party to net payments due for transactions covered by the agreements. Under the provisions of the agreements, collateral is either pledged or obtained when certain predetermined exposure limits are exceeded. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance. Futures contracts are traded on organized exchanges, which require margin deposits and guarantee the execution of trades, thereby mitigating any associated potential credit risk.

     Market risk is the risk that the Company will incur losses due to adverse changes in market rates and prices. Market risk exists for all of the derivative financial instruments the Company currently holds, as these instruments may become less valuable due to adverse changes in market conditions. To limit this risk, the Company's senior management has established risk control limits. In addition, changes in fair value of the derivative financial instruments that the Company uses for risk management purposes are generally offset by the change in the fair value or cash flows of the hedged risk component of the related assets, liabilities or forecasted transactions.

OFF-BALANCE-SHEET FINANCIAL INSTRUMENTS

     The contractual amounts and fair values of off-balance-sheet financial instruments at December 31 are as follows:

                                                  2006                      2005
                                       ------------------------   ------------------------
                                       CONTRACTUAL                CONTRACTUAL
(IN THOUSANDS)                           AMOUNT      FAIR VALUE     AMOUNT      FAIR VALUE
                                       -----------   ----------   -----------   ----------
Commitments to extend mortgage loans     $14,723         $147        $12,516        $125
Private placement commitments                 --           --         15,000          --

     The contractual amounts represent the amount at risk if the contract is fully drawn upon, the counterparty defaults and the value of any underlying security becomes worthless. Unless noted otherwise, the Company does not require collateral or other security to support off-balance-sheet financial instruments with credit risk.

     Commitments to extend mortgage loans are agreements to lend to a borrower provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Commitments to extend mortgage loans, which are secured by the underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers.

     Private placement commitments represent conditional commitments to purchase private placement debt and equity securities at a specified future date. The Company regularly enters into these agreements in the normal course of business. The fair value of these commitments generally cannot be estimated on the date the commitment is made as the terms and conditions of the underlying private placement securities are not yet final.

8. RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

     At December 31, the reserve for life-contingent contract benefits consists of the following:

(IN THOUSANDS)                                              2006         2005
                                                         ----------   ----------
Immediate annuities:
   Structured settlement annuities                       $1,793,706   $1,752,386
   Other immediate annuities                                  9,815        7,998
Traditional life                                            117,419      105,393
Other                                                         5,552        4,098
                                                         ----------   ----------
   Total reserve for life-contingent contract benefits   $1,926,492   $1,869,875
                                                         ==========   ==========

     The following table highlights the key assumptions generally used in calculating the reserve for life-contingent contract benefits:

       PRODUCT                         MORTALITY                INTEREST RATE         ESTIMATION METHOD
Structured settlement       U.S. population with projected   Interest rate        Present value of
annuities                   calendar year improvements;      assumptions range    contractually specified
                            mortality rates adjusted for     from 4.5% to 9.5%    future benefits
                            each impaired live based on
                            reduction in life expectancy
                            and nature of impairment

Other immediate annuities   1983 group annuity mortality     Interest rate        Present value of expected
                            table                            assumptions range    future benefits based on
                            1983 individual annuity          from 2.4% to 11.5%   historical experience
                            mortality table
                            Annuity 2000 mortality table

Traditional life            Actual company experience plus   Interest rate        Net level premium reserve
                            loading                          assumptions range    method using the
                                                             from 4.0% to 8.0%    Company's withdrawal
                                                                                  experience rates
Other:
   Variable annuity         90% of 1994 group annuity        Interest rate        Projected benefit ratio
   guaranteed minimum       mortality table with internal    assumptions range    applied to cumulative
   death benefits           modifications                    from 6.5% to 7.0%    assessments

   Supplemental             Actual company experience plus                        Unearned premium;
   accident and health      loading                                               additional contract
                                                                                  reserves for traditional
                                                                                  life

     To the extent that unrealized gains on fixed income securities would result in a premium deficiency had those gains actually been realized, a premium deficiency reserve has been recorded for certain immediate annuities with life contingencies. A liability of $235.7 million and $257.5 million is included in the reserve for life-contingent contract benefits with respect to this deficiency as of December 31, 2006 and 2005, respectively. The offset to this liability is recorded as a reduction of the unrealized net capital gains included in accumulated other comprehensive income.

     At December 31, contractholder funds consists of the following:

(IN THOUSANDS)                        2006         2005
                                   ----------   ----------
Interest-sensitive life            $  476,729   $  427,523
Investment contracts:
   Fixed annuities                  3,667,459    3,381,034
   Immediate annuities and other      564,240      540,838
                                   ----------   ----------
      Total contractholder funds   $4,708,428   $4,349,395
                                   ==========   ==========

     The following table highlights the key contract provisions relating to contractholder funds:

           PRODUCT                      INTEREST RATE                   WITHDRAWAL/SURRENDER CHARGES
Interest-sensitive life        Interest rates credited range   Either a percentage of account balance or
                               from 2.7% to 5.5%               dollar amount grading off generally over 20
                                                               years

Fixed and immediate            Interest rates credited range   Either a declining or a level percentage
   annuities                   from 1.8% to 11.5% for          charge generally over nine years or less.
                               immediate annuities and 1.9%    Additionally, approximately 5.4% of fixed
                               to 6.7% for fixed annuities     annuities are subject to a market value
                                                               adjustment for discretionary withdrawals

Other:
   Variable guaranteed         Interest rates used in          Withdrawal and surrender charges are based on
      minimum income           establishing reserves range     the terms of the related variable annuity or
      benefit and secondary    from 1.8% to 10.3%              interest-sensitive life contract
      guarantees on
      variable annuities (1)

----------
(1) In 2006, the Company disposed its variable annuity business through reinsurance agreements with Prudential (see Note 3).

     Contractholder funds activity for the years ended December 31 is as follows:

(IN THOUSANDS)                           2006        2005
                                     ----------   ----------
BALANCE, BEGINNING OF YEAR           $4,349,395   $3,802,846
Deposits                                804,825      883,814
Interest credited                       178,493      173,984
Benefits                               (137,090)    (168,813)
Surrenders and partial withdrawals     (361,670)    (270,161)
Contract charges                        (44,954)     (41,856)
Net transfers to separate accounts      (18,127)     (39,765)
Other adjustments                       (62,444)       9,346
                                     ----------   ----------
BALANCE, END OF YEAR                 $4,708,428   $4,349,395
                                     ==========   ==========

     The Company offers various guarantees to variable annuity contractholders including a return of no less than (a) total deposits made on the contract less any customer withdrawals, (b) total deposits made on the contract less any customer withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any customer withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (death benefits), upon annuitization (income benefits), upon periodic withdrawal (withdrawal benefits), or at specified dates during the accumulation period (accumulation benefits). Liabilities for variable contract guarantees related to death benefits are included in reserve for life-contingent contract benefits and the liabilities related to the income, withdrawal and accumulation benefits are included in contractholder funds in the Statements of Financial Position. All liabilities for variable contracts guarantees are reported on a gross basis on the balance sheet with a corresponding reinsurance recoverable asset for those contracts subject to the Prudential Reinsurance Agreements as disclosed in Note 3.

     Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death, a specified contract anniversary date, partial withdrawal or annuitization, variable annuity and variable life insurance contractholders bear the investment risk that the separate accounts' funds may not meet their stated investment objectives. The account balances of variable annuities contracts' separate accounts with guarantees included $954.2 million and $882.2 million of equity, fixed income and balanced mutual funds and $51.0 million and $44.0 million of money market mutual funds at December 31, 2006 and 2005, respectively.

     The table below presents information regarding the Company's variable annuity contracts with guarantees. The Company's variable annuity contracts may offer more than one type of guarantee in each contract; therefore, the sum of amounts listed exceeds the total account balances of variable annuity contracts' separate accounts with guarantees.

                                                                                DECEMBER 31,
                                                                           ---------------------
   ($ IN MILLIONS)                                                            2006        2005
                                                                           ---------   ---------
IN THE EVENT OF DEATH
   Separate account value                                                  $ 1,005.2   $   926.3
   Net amount at risk (1)                                                  $    24.4   $    38.2
   Average attained age of contractholders                                  67 years    66 years
AT ANNUITIZATION
   Separate account value                                                  $    39.4   $    41.8
   Net amount at risk (2)                                                  $      --   $      --
   Weighted average waiting period until annuitization options available     7 years     8 years
FOR CUMULATIVE PERIODIC WITHDRAWALS
   Separate account value                                                  $    50.3   $    19.8
   Net amount at risk (3)                                                  $      --   $      --
ACCUMULATION AT SPECIFIED DATES
   Separate account value                                                  $   249.2   $   188.9
   Net amount at risk (4)                                                  $      --   $      --
   Weighted average waiting period until guarantee date                     10 years    11 years

----------
(1) Defined as the estimated current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

(2) Defined as the estimated present value of the guaranteed minimum annuity payments in excess of the current account balance.

(3) Defined as the estimated current guaranteed minimum withdrawal balance (initial deposit) in excess of the current account balance at the balance sheet date.

(4) Defined as the estimated present value of the guaranteed minimum accumulation balance in excess of the current account balance.

     The following summarizes the liabilities for guarantees:

                                                                     LIABILITY FOR
                                         LIABILITY                     GUARANTEES
                                           FOR       LIABILITY FOR     RELATED TO
                                        GUARANTEES     GUARANTEES     ACCUMULATION
                                        RELATED TO     RELATED TO          AND
                                          DEATH          INCOME        WITHDRAWAL
(IN THOUSANDS)                           BENEFITS       BENEFITS        BENEFITS      TOTAL
                                        ----------   -------------   -------------   -------
Balance at December 31, 2004              $   662        $  81         $  (141)      $   602
   Less reinsurance recoverables               --           --             141           141
                                          -------        -----         -------       -------
Net balance at December 31, 2004              662           81              --           743

Incurred guaranteed benefits                1,582           28              --         1,610
Paid guarantee benefits                    (2,084)          (4)             --        (2,088)
                                          -------        -----         -------       -------
   Net change                                (502)          24              --          (478)

Net balance at December 31, 2005              160          105              --           265
   Plus reinsurance recoverables              104           --            (551)         (447)
                                          -------        -----         -------       -------
Balance, December 31, 2005 (1)            $   264        $ 105         $  (551)      $  (182)
   Less reinsurance recoverables             (104)          --             551           447
Net balance at December 31, 2005              160          105              --           265
Variable annuity business disposition
   related reinsurance recoverables          (304)         (97)             --          (401)
Incurred guaranteed benefits                  648           (7)             --           641
Paid guarantee benefits                      (504)          (1)             --          (505)
                                          -------        -----         -------       -------
   Net change                                (160)        (105)             --          (265)

Net balance at December 31, 2006               --           --              --            --
   Plus reinsurance recoverables            1,026           99          (1,353)         (228)
                                          -------        -----         -------       -------
Balance, December 31, 2006 (2)            $ 1,026        $  99         $(1,353)      $  (228)
                                          =======        =====         =======       =======

----------
(1) Included in the total liability balance are reserves for variable annuity death benefits of $264 thousand, variable annuity income benefits of $46 thousand, variable annuity accumulation benefits of $(553) thousand, variable annuity withdrawal benefits of $2 thousand and other guarantees of $59 thousand.

(2) Included in the total liability balance at December 31, 2006 are reserves for variable annuity death benefits of $1.03 million, variable annuity income benefits of $58 thousand, variable annuity accumulation benefits of $(1.3) million and other guarantees of $41 thousand.

9. REINSURANCE

     The Company reinsures certain of its risks to unaffiliated reinsurers and ALIC under yearly renewable term, coinsurance and modified coinsurance. These agreements result in a passing of the agreed-upon percentage of risk to the reinsurer in exchange for negotiated reinsurance premium payments.

     Mortality risk on policies in excess of $250 thousand per life is ceded to ALIC. As of December 31, 2006 and 2005, 39.4% and 37.6%, respectively, of our face amount of life insurance in force was reinsured to non-affiliates and ALIC.

     In addition, the Company has used reinsurance to effect the disposition of certain blocks of business. As of December 31, 2006, the Company had reinsurance recoverables of $415.7 million due from Prudential related to the disposal of our variable annuity business that was effected through Reinsurance Agreements (see Note 3). In 2006, premiums and contract charges of $11.6 million, contract benefits of $1.6 million, interest credited to contractholder funds of $9.7 million, and operating costs and expenses of $4.8 million were ceded to Prudential pursuant to the Reinsurance Agreements. Prior to this disposal, the Company ceded 100% of the mortality and certain other risks related to product features on certain in-force variable annuity contracts. In addition, as of December 31, 2006 and 2005, the Company had reinsurance recoverables of $1.6 million and $1.4 million, respectively, due from subsidiaries of Citigroup and Scottish Re (U.S.) Inc. in connection with the disposition of the direct response distribution business in 2003.

     The effects of reinsurance on premiums and contract charges for the years ended December 31 are as follows:

(IN THOUSANDS)                                              2006       2005       2004
                                                          --------   --------   --------
PREMIUMS AND CONTRACT CHARGES
Direct                                                    $179,504   $150,749   $151,799
Assumed - non-affiliate                                      1,367        950        719
Ceded
   Affiliate                                                (4,614)    (4,795)    (4,329)
   Non-affiliate                                           (28,518)   (12,086)   (11,805)
                                                          --------   --------   --------
      Premiums and contract charges, net of reinsurance   $147,739   $134,818   $136,384
                                                          ========   ========   ========

     The effects of reinsurance on contract benefits and interest credited to contractholder funds for the years ended December 31 are as follows:

(IN THOUSANDS)                                        2006       2005       2004
                                                    --------   --------   --------
CONTRACT BENEFITS AND INTEREST CREDITED TO
   CONTRACTHOLDER FUNDS
Direct                                              $382,633   $353,277   $319,217
Assumed - non-affiliate                                  827        396        273
Ceded
   Affiliate                                          (1,427)    (1,154)      (985)
   Non-affiliate                                     (24,356)    (7,356)    (6,551)
                                                    --------   --------   --------
      Contract benefits and interest credited to
         contractholder funds, net of reinsurance   $357,677   $345,163   $311,954
                                                    ========   ========   ========

     In addition to amounts included in the table above are reinsurance premium ceded to ALIC of $3.0 million, $2.9 million and $2.7 million of premiums and contract charges ceded to ALIC during 2006, 2005 and 2004, respectively, under the terms of the structured settlement annuity reinsurance agreement (See Note
5).

10.  DEFERRED POLICY ACQUISITION AND SALES INDUCEMENT COSTS

     Deferred policy acquisitions costs for the years ended December 31 are as follows:

(IN THOUSANDS)                               2006       2005       2004
                                           --------   --------   --------
BALANCE, BEGINNING OF YEAR                 $318,551   $238,173   $187,437
   Disposition of operations (1) (2)        (79,670)        --     (3,213)
   Impact of adoption of SOP 03-1 (3)            --         --    (11,140)
   Acquisition costs deferred                62,937     68,205     92,502
   Amortization charged to income           (31,672)   (41,663)   (25,971)
   Effect of unrealized gains and losses      8,479     53,836     (1,442)
                                           --------   --------   --------
BALANCE, END OF YEAR                       $278,625   $318,551   $238,173
                                           ========   ========   ========

----------
(1) In 2006, DAC was reduced in connection with the disposition through reinsurance agreements of the Company's variable annuity business (see Note
     3).

(2) In 2004, DAC was reduced in connection with the disposition of the Company's direct response distribution business.

(3) In 2004, the impact of adoption of SOP 03-1 included a write-down in variable annuity DAC of $7.7 million, the reclassification of DSI from DAC to other assets resulting in a decrease to DAC of $4.1 million and an increase to DAC of $691 thousand for an adjustment to the effect of unrealized capital gains and losses.

     Net amortization charged to income includes $14.1 million, $3.7 million and $2.1 million in 2006, 2005 and 2004, respectively, due to realized capital gains and losses.

     As disclosed in Note 3, DAC and DSI balances were reduced during 2006 related to the disposal through reinsurance agreements of all of the variable annuity business. During 2005 and 2004, DAC and DSI amortization was estimated using stochastic modeling and was significantly impacted by the anticipated return on the underlying funds. The Company's long-term expectation of separate accounts fund performance, net of fees, was approximately 7% in 2005 and 8% in 2004. Whenever actual separate accounts fund performance based on the two most recent years varied from the expectation, the Company projected performance levels over the next five years such that the mean return over a seven-year period equaled the long-term expectation. This approach is commonly referred to as "reversion to the mean" and is commonly used by the life insurance industry as an appropriate method for amortizing variable annuity and life DAC and DSI. In applying the reversion to the mean process, the Company did not allow the future mean rates of return including fees projected over the five-year period to exceed 12.75% or fall below 0%. The Company periodically evaluated the results of utilization of this process to confirm that it was reasonably possible that variable annuity and life fund performance would revert to the expected long-term mean within this time horizon.

     DSI activity for the twelve months ended December 31 was as follows:

(IN THOUSANDS)                            2006      2005    2004(2)
                                        -------   -------   -------
BALANCE, BEGINNING OF YEAR              $18,527   $ 2,955   $2,369
Disposition of operation (1)             (6,162)       --       --
Sales inducements deferred               15,740    16,923    1,531
Amortization charged to income           (4,417)   (2,373)    (760)
Effect of unrealized gains and losses     1,043     1,022     (185)
                                        -------   -------   ------
BALANCE, END OF YEAR                    $24,731   $18,527   $2,955
                                        =======   =======   ======
----------
(1) In 2006, DSI was reduced in connection with the disposition through reinsurance agreements of the Company's variable annuity business (see Note
     3).

(2) The January 1, 2004, balance includes a $3.0 million write-down of DSI due to the adoption of SOP 03-1 (see Note 2).

11.  COMMITMENTS, GUARANTEES AND CONTINGENT LIABILITIES

GUARANTEES

     In the normal course of business, the Company provides standard indemnifications to counterparties in contracts in connection with numerous transactions, including acquisitions and divestures. The types of indemnifications typically provided include indemnifications for breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and were entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the maximum amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

     The aggregate liability balance related to all guarantees was not material as of December 31, 2006.

REGULATION

     The Company is subject to changing social, economic and regulatory conditions. From time to time regulatory authorities or legislative bodies seek to impose additional regulations regarding agent and broker compensation and otherwise expand overall regulation of insurance products and the insurance industry. The ultimate changes and eventual effects of these initiatives on the Company's business, if any, are uncertain.

LEGAL AND REGULATORY PROCEEDINGS AND INQUIRIES

BACKGROUND

     The Company and certain affiliates are involved in a number of lawsuits, regulatory inquiries, and other legal proceedings arising out of various aspects of its business. As background to the "Proceedings" sub-section below, please note the following:

     - These matters raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies; the fact that some of the lawsuits are putative class actions in which a class has not been certified and in which the purported class may not be clearly defined; the fact that some of the lawsuits involve multi-state class actions in which the applicable law(s) for the claims at issue is in dispute and therefore unclear; and the current challenging legal environment faced by large corporations and insurance companies.

     - In the lawsuits, plaintiffs seek a variety of remedies including equitable relief in the form of injunctive and other remedies and monetary relief in the form of contractual and extra-contractual damages. In some cases, the monetary damages sought include punitive damages. Often specific information about the relief sought, such as the amount of damages, is not available because plaintiffs have not requested specific relief in their pleadings. In our experience, when specific monetary demands are made in pleadings, they bear little relation to the ultimate loss, if any, to the Company.

     - In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding.

     - For the reasons specified above, it is often not possible to make meaningful estimates of the amount or range of loss that could result from the matters described below in the "Proceedings" subsection. The Company reviews these matters on an on-going basis and follows the provisions of SFAS No. 5, "Accounting for Contingencies" when making accrual and disclosure decisions. When assessing reasonably possible and probable outcomes, the Company bases its decisions on its assessment of the ultimate outcome following all appeals.

     - Due to the complexity and scope of the matters disclosed in the "Proceedings" subsection below and the many uncertainties that exist, the ultimate outcome of these matters cannot be reasonably predicted. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of amounts currently reserved and may be material to the Company's operating results or cash flows for a particular quarter or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described below as they are resolved over time is not likely to have a material adverse effect on the financial position of the Company.

PROCEEDINGS

     Legal proceedings involving Allstate agencies and AIC may impact the Company, even when the Company is not directly involved, because the Company sells its products through several distribution channels including Allstate agencies. Consequently, information about the more significant of these proceedings is provided in the following paragraph.

     AIC is defending certain matters relating to its agency program reorganization announced in 1999. These matters include a lawsuit filed in December 2001 by the U.S. Equal Employment Opportunity Commission ("EEOC") alleging retaliation under federal civil rights laws (the "EEOC I" suit) and a class action filed in August 2001 by former employee agents alleging retaliation and age discrimination under the Age Discrimination in Employment Act ("ADEA"), breach of contract and ERISA violations (the "Romero I" suit). In March 2004, in the consolidated EEOC I and Romero I litigation, the trial court issued a memorandum and order that, among other things, certified classes of agents, including a mandatory class of agents who had signed a release, for purposes of effecting the court's declaratory judgment that the release is voidable at the option of the release signer. The court also ordered that an agent who voids the release must return to AIC "any and all benefits received by the [agent] in exchange for signing the release." The court also stated that, "on the undisputed facts of record, there is no basis for claims of age discrimination." The EEOC and plaintiffs have asked the court to clarify and/or reconsider its memorandum and order and on January 16, 2007, the judge denied their request. The case otherwise remains pending. The EEOC also filed another lawsuit in October 2004 alleging age discrimination with respect to a policy limiting the rehire of agents affected by the agency program reorganization (the "EEOC II" suit). In EEOC II, in October 2006, the court granted partial summary judgment to the EEOC. Although the court did not determine that AIC was liable for age discrimination under the ADEA, it determined that the rehire policy resulted in a disparate impact, reserving for trial the determination on whether AIC had reasonable factors other than age to support the rehire policy. AIC filed a motion for interlocutory appeal from the partial summary judgment, which was granted by the trial court on January 4, 2007. AIC has filed a petition for immediate review of two controlling issues of law to the Court of Appeals for the Eighth Circuit and that petition is currently pending. AIC is also defending a certified class action filed by former employee agents who terminated their employment prior to the agency program reorganization. These plaintiffs have asserted breach of contract and ERISA claims. A putative nationwide class action has also been filed by former employee agents alleging various violations of ERISA, including a worker classification issue. These plaintiffs are challenging certain amendments to the Agents Pension Plan and are seeking to have exclusive agent independent contractors treated as employees for benefit purposes. This matter was dismissed with prejudice by the trial court, was the subject of further proceedings on appeal, and was reversed and remanded to the trial court in April 2005. In all of these various matters, plaintiffs seek compensatory and punitive damages, and equitable relief. AIC has been vigorously defending these lawsuits and other matters related to its agency program reorganization. The outcome of these disputes is currently uncertain.

     The Company recently concluded a periodic examination by state insurance regulators. Regulators focused, as they have with other insurers, on the Company's compliance with the state's replacement sales and record-keeping processes with regard to life insurance and annuities among other issues. They found that the Company failed to meet the requirements of applicable regulations. The Company has settled this examination and has substantially completed customer remediation related to replacement sales and is completing its other obligations arising from the examination.

OTHER MATTERS

     The Corporation and some of its subsidiaries, including the Company, have received interrogatories and demands for information from regulatory and enforcement authorities relating to various insurance products and practices. The areas of inquiry include variable annuity market timing and late trading. The Corporation and some of its subsidiaries, including the Company, have also received interrogatories and demands for information from authorities seeking information relevant to on-going investigations into the possible violation of antitrust or insurance laws by unnamed parties and, in particular, seeking information as to whether any person engaged in activities for the purpose of price fixing, market allocation, or bid rigging. The Company believes that these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various authorities into the practices, policies and procedures relating to insurance and financial services products. Moreover, the Corporation has not received any communication from authorities related to the variable annuity market timing and late trading inquiries since November 2005. The Corporation and its subsidiaries have responded and will continue to respond to these inquiries.

     Various other legal and regulatory actions are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is the target of a number of lawsuits and proceedings, some of which involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and target a range of the Company's practices. The outcome of these disputes is currently unpredictable.

     One or more of these matters could have an adverse effect on the Company's operating results or cash flows for a particular quarter or annual period. However, based on information currently known to it, management believes that the ultimate outcome of all matters described in this "Other Matters" subsection, in excess of amounts currently reserved, as they are resolved over time is not likely to have a material effect on the operating results, cash flows or financial position of the Company.

12. INCOME TAXES

     The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

     The Internal Revenue Service ("IRS") has completed its review of the Corporation's federal income tax returns through the 2002 tax year and the statute of limitations has expired for these years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the results of operations, cash flows or financial position of the Company.

     The components of the deferred income tax assets and liabilities at December 31 are as follows:

(IN THOUSANDS)                              2006        2005
                                         ---------   ---------
DEFERRED ASSETS
Life and annuity reserves                $  67,529   $  80,180
Other assets                                 1,924       1,376
                                         ---------   ---------
   Total deferred assets                    69,453      81,556
                                         ---------   ---------
DEFERRED LIABILITIES
Deferred policy acquisition costs          (59,986)    (78,316)
Unrealized net capital gains               (42,020)    (69,444)
Difference in tax bases of investments     (14,127)     (6,011)
Other liabilities                           (1,260)     (1,184)
                                         ---------   ---------
   Total deferred liabilities             (117,393)   (154,955)
                                         ---------   ---------
   Net deferred liability                $ (47,940)  $ (73,399)
                                         =========   =========

     Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumption that certain levels of income will be achieved.

     The components of income tax expense for the years ended December 31 are as follows:

(IN THOUSANDS)                  2006      2005      2004
                              -------   -------   -------
Current                       $16,949   $24,132   $13,640
Deferred                          806    (3,187)    4,285
                              -------   -------   -------
   Total income tax expense   $17,755   $20,945   $17,925
                              =======   =======   =======

     The Company paid income taxes of $23.2 million, $18.4 million and $5.8 million in 2006, 2005 and 2004, respectively.

     A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the years ended December 31 is as follows:

                                            2006   2005   2004
                                            ----   ----   ----
Statutory federal income tax rate           35.0%  35.0%  35.0%
State income tax expense                     2.7    3.0    2.1
Adjustment for prior year tax liabilities   (1.9)   0.3   (0.4)
Other                                       (1.7)  (0.5)  (1.2)
                                            ----   ----   ----
Effective income tax rate                   34.1%  37.8%  35.5%
                                            ====   ====   ====

13. STATUTORY FINANCIAL INFORMATION

     The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. The State of New York requires insurance companies domiciled in its state to prepare statutory-basis financial statements in conformity with the NAIC Accounting Practices and Procedures Manual, subject to any deviations prescribed or permitted by the State of New York Insurance Superintendent. Prescribed statutory accounting practices include a variety of publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

     Statutory accounting practices primarily differ from GAAP since they require charging policy acquisition and certain sales inducement costs to expense as incurred, establishing life insurance reserves based on different actuarial assumptions, and valuing investments and establishing deferred taxes on a different basis.

     Statutory net income for 2006, 2005 and 2004 was $33.4 million, $35.9 million and $13.6 million, respectively. Statutory capital and surplus as of December 31, 2006 and 2005 was $444.6 million and $410.3 million, respectively.

DIVIDENDS

     The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in conformity with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2007 without prior approval of the New York State Insurance Department is $26.2 million. In the twelve-month period beginning January 1, 2006, the Company did not pay any dividends.

14. BENEFIT PLANS

PENSION AND OTHER POSTRETIREMENT PLANS

     The Company utilizes the services of AIC employees. AIC provides various benefits, described in the following paragraphs, to its employees. The Company is allocated an appropriate share of the costs associated with these benefits in accordance with a service and expense agreement.

     Defined pension plans, sponsored by AIC, cover most full-time employees and certain part-time employees. Benefits under the pension plans are based upon the employee's length of service and eligible annual compensation. The Company uses the accrual method for its defined benefit plans in accordance with accepted actuarial methods. AIC's funding policy for the pension plans is to make annual contributions at a minimum level that is at least in accordance with regulations under the Internal Revenue Code and in accordance with generally accepted actuarial principles. The allocated cost to the Company included in net income for the pension plans in 2006, 2005 and 2004 was $3.3 million, $1.8 million and $1.5 million, respectively.

     AIC also provides certain health care and life insurance subsidies for employees hired before January 1, 2003 when they retire ("postretirement benefits"). Qualified employees may become eligible for these benefits if they retire in accordance with AIC's established retirement policy and are continuously insured under AIC's group plans or other approved plans in accordance with the plan's participation requirements. AIC shares the cost of the retiree medical benefits with retirees based on years of service, with AIC's share being subject to a 5% limit on annual medical cost inflation after retirement. AIC has the right to modify or terminate these plans. The allocated cost to the Company included in net income was $509 thousand, $543 thousand and $588 thousand for postretirement benefits other than pension plans in 2006, 2005 and 2004, respectively.

PROFIT SHARING PLAN

     Employees of AIC are eligible to become members of The Savings and Profit Sharing Fund of Allstate Employees ("Allstate Plan"). The Corporation's contributions are based on the Corporation's matching obligation and performance. The Company's allocation of profit sharing expense from the Corporation was $1.4 million, $764 thousand and $1.3 million in 2006, 2005 and 2004, respectively.

15. OTHER COMPREHENSIVE INCOME

     The components of other comprehensive (loss) income on a pretax and after-tax basis for the years ended December 31 are as follows:

                                                            2006
                                               ------------------------------
                                                                      AFTER-
(IN THOUSANDS)                                   PRETAX      TAX        TAX
                                               ---------   -------   --------
Unrealized holding losses arising during the
   period                                      $(102,314)  $35,810   $(66,504)
Less: reclassification adjustment                (23,960)    8,386    (15,574)
                                               ---------   -------   --------
Unrealized net capital gains and losses          (78,354)   27,424    (50,930)
                                               ---------   -------   --------
Other comprehensive loss
                                               $ (78,354)  $27,424   $(50,930)
                                               =========   =======   ========

                                                            2005
                                               -----------------------------
                                                                     AFTER-
(IN THOUSANDS)                                  PRETAX      TAX        TAX
                                               --------   -------   --------
Unrealized holding losses arising during the
   period                                      $(46,529)  $16,285   $(30,244)
Less: reclassification adjustment                (6,087)    2,130     (3,957)
                                               --------   -------   --------
Unrealized net capital gains and losses         (40,442)   14,155    (26,287)
                                               --------   -------   --------
Other comprehensive loss                       $(40,442)  $14,155   $(26,287)
                                               ========   =======   ========

                                                           2004
                                               ---------------------------
                                                                    AFTER-
(IN THOUSANDS)                                  PRETAX     TAX       TAX
                                               -------   -------   -------
Unrealized holding gains arising during the
   period                                      $20,221   $(7,077)  $13,144
Less: reclassification adjustment               (5,211)    1,824    (3,387)
                                               -------   -------   -------
Unrealized net capital gains and losses         25,432    (8,901)   16,531
                                               -------   -------   -------
Other comprehensive income                     $25,432   $(8,901)  $16,531
                                               =======   =======   =======

           ----------------------------------------------------------
           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A FINANCIAL STATEMENTS AS OF DECEMBER 31, 2006 AND FOR THE PERIODS ENDED DECEMBER 31, 2006 AND 2005, AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of Allstate Life Insurance Company of New York:

We have audited the accompanying statements of net assets of each of the individual sub-accounts disclosed in Note 1 which comprise the Allstate Life of New York Variable Life Separate Account A (the "Account") as of December 31, 2006, the related statements of operations for the period then ended, the statements of changes in net assets for each of the periods in the two year period then ended and the financial highlights for each of the periods in the four year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the Account's fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise the Allstate Life of New York Variable Life Separate Account A as of December 31, 2006, the results of operations for the period then ended, the changes in net assets for each of the periods in the two year period then ended and the financial highlights for each of the periods in the four year period then ended for each of the individual sub-accounts which comprise the Account in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
March 14, 2007

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                    AIM              AIM              AIM              AIM
                                  Variable         Variable         Variable         Variable        The Alger        The Alger
                              Insurance Funds  Insurance Funds  Insurance Funds  Insurance Funds   American Fund    American Fund
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                   AIM V.I.                          AIM V.I.
                                  AIM V.I.         Capital          AIM V.I.          MidCap                       Alger Leveraged
                                Basic Value      Appreciation     Core Equity      Core Equity      Alger Growth        AllCap
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        23,409  $        56,862  $         2,016  $        25,023  $        74,995  $        73,051
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $        23,409  $        56,862  $         2,016  $        25,023  $        74,995  $        73,051
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $        23,409  $        56,862  $         2,016  $        25,023  $        74,995  $        73,051
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $        23,409  $        56,862  $         2,016  $        25,023  $        74,995  $        73,051
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                        1,752            2,169               74            1,851            1,819            1,761
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $        21,556  $        54,179  $         1,910  $        25,719  $        65,728  $        57,457
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         13.06  $         12.62  $         10.92  $         13.09  $         13.55  $         19.04
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                                     DWS              DWS
                                                 Investments      Investments                         Fidelity         Fidelity
                                                   Variable         Variable                          Variable         Variable
                                 The Alger        Insurance        Insurance       DWS Variable      Insurance        Insurance
                               American Fund        Trust            Trust          Series II      Products Fund    Products Fund
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                   DWS VIP          DWS VIP
                                Alger MidCap      Equity 500       Small Cap         DWS VIP            VIP
                                   Growth          Index A          Index A         Balanced A     Asset Manager    VIP Contrafund
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $       116,923  $        66,895  $        39,141  $        37,674  $        17,843  $       187,947
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $       116,923  $        66,895  $        39,141  $        37,674  $        17,843  $       187,947
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $       116,923  $        66,895  $        39,141  $        37,674  $        17,843  $       187,947
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $       116,923  $        66,895  $        39,141  $        37,674  $        17,843  $       187,947
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                        5,635            4,469            2,428            1,540            1,136            5,972
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $       111,488  $        56,292  $        33,357  $        33,822  $        17,197  $       172,930
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         22.32  $         18.16  $         22.59  $         11.79  $         14.09  $         20.59
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                  Fidelity         Fidelity         Fidelity         Fidelity         Fidelity         Fidelity
                                  Variable         Variable         Variable         Variable         Variable         Variable
                                 Insurance        Insurance        Insurance        Insurance        Insurance        Insurance
                               Products Fund    Products Fund    Products Fund    Products Fund    Products Fund    Products Fund
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                    VIP                               VIP         VIP Investment        VIP
                               Equity-Income      VIP Growth       Index 500        Grade Bond      Money Market     VIP Overseas
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $       164,156  $       180,207  $       201,390  $        65,622  $        36,363  $        60,912
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $       164,156  $       180,207  $       201,390  $        65,622  $        36,363  $        60,912
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $       164,156  $       180,207  $       201,390  $        65,622  $        36,363  $        60,912
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $       164,156  $       180,207  $       201,390  $        65,622  $        36,363  $        60,912
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                        6,265            5,024            1,248            5,143           36,363            2,541
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $       155,903  $       163,937  $       181,089  $        64,841  $        36,363  $        49,920
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         18.31  $         12.77  $         14.69  $         11.56  $         13.34  $         17.51
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                                Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen      Janus Aspen
                               Janus Aspen         Series           Series           Series           Series          Series
                                 Series       (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares)
                               Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                                                                   Risk-Managed     Small Company
                                  Forty           Balanced      Foreign Stock    Mid Cap Value         Core             Value
                                Portfolio     (Service Shares) (Service Shares) (Service Shares) (Service Shares) (Service Shares)
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value    $        10,499  $        72,521  $        20,154  $        14,894  $         1,061  $         4,778
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets              $        10,499  $        72,521  $        20,154  $        14,894  $         1,061  $         4,778
                             ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units           $        10,499  $        72,521  $        20,154  $        14,894  $         1,061  $         4,778
                             ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets          $        10,499  $        72,521  $        20,154  $        14,894  $         1,061  $         4,778
                             ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                          348            2,515            1,203              899               84              240
                             ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments          $         9,452  $        66,315  $        18,118  $        14,085  $         1,131  $         4,427
                             ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE $         14.19  $         15.02  $         15.48  $         14.47  $         14.10  $         13.50
                             ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                                                   Legg Mason        Legg Mason        Legg Mason
                                Janus Aspen         Lazard          Partners          Partners          Partners       MFS Variable
                                  Series          Retirement        Variable          Variable          Variable        Insurance
                              (Service Shares)   Series, Inc.  Portfolios I, Inc Portfolios I, Inc Portfolios I, Inc      Trust
                                Sub-Account      Sub-Account      Sub-Account       Sub-Account       Sub-Account      Sub-Account
                              ---------------  --------------- ----------------- ----------------- ----------------- ---------------

                                                                   Legg Mason        Legg Mason        Legg Mason
                                                                    Variable          Variable          Variable
                              Worldwide Growth     Emerging         All Cap         Global High        Investors           MFS
                              (Service Shares)      Markets        Portfolio I      Yield Bond II      Portfolio I      High Income
                              ---------------  --------------- ----------------- ----------------- ----------------- ---------------
ASSETS
Investments at fair value     $        17,427  $        13,647 $          45,954 $          25,572 $           2,011 $         6,750
                              ---------------  --------------- ----------------- ----------------- ----------------- ---------------

   Total assets               $        17,427  $        13,647 $          45,954 $          25,572 $           2,011 $         6,750
                              ===============  =============== ================= ================= ================= ===============

NET ASSETS
Accumulation units            $        17,427  $        13,647 $          45,954 $          25,572 $           2,011 $         6,750
                              ---------------  --------------- ----------------- ----------------- ----------------- ---------------

   Total net assets           $        17,427  $        13,647 $          45,954 $          25,572 $           2,011 $         6,750
                              ===============  =============== ================= ================= ================= ===============

FUND SHARE INFORMATION
Number of shares                          541              601             2,354             2,601               122             672
                              ===============  =============== ================= ================= ================= ===============

Cost of investments           $        14,616  $         9,369 $          40,080 $          25,676 $           1,814 $         6,503
                              ===============  =============== ================= ================= ================= ===============

ACCUMULATION UNIT FAIR VALUE  $         17.51  $         38.68 $           19.79 $           12.69 $           13.92 $         12.23
                              ===============  =============== ================= ================= ================= ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                MFS Variable     MFS Variable     MFS Variable     MFS Variable     MFS Variable     MFS Variable
                                 Insurance        Insurance         Insurance        Insurance       Insurance        Insurance
                                   Trust            Trust             Trust            Trust           Trust            Trust
                                Sub-Account      Sub-Account       Sub-Account      Sub-Account     Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                               MFS Investors         MFS             MFS New            MFS
                                Growth Stock   Investors Trust      Discovery      Total Return    MFS Utilities      MFS Value
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $         8,302  $         2,195  $        39,730  $        19,845  $        28,949  $        13,102
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $         8,302  $         2,195  $        39,730  $        19,845  $        28,949  $        13,102
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $         8,302  $         2,195  $        39,730  $        19,845  $        28,949  $        13,102
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $         8,302  $         2,195  $        39,730  $        19,845  $        28,949  $        13,102
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                          780              101            2,281              907              989              902
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $         7,746  $         1,974  $        34,092  $        18,753  $        20,431  $        11,374
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         12.36  $         13.13  $         21.36  $         18.05  $         27.88  $         14.60
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                Oppenheimer      Oppenheimer      Oppenheimer
                                  Variable        Variable          Variable         Panorama     PIMCO Advisors   PIMCO Advisors
                                  Account          Account          Account           Series          Variable         Variable
                                   Funds            Funds            Funds          Fund, Inc.    Insurance Trust  Insurance Trust
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                 Oppenheimer
                                Oppenheimer      Main Street                       Oppenheimer
                                   Global         Small Cap       Oppenheimer     International        OpCap            OpCap
                                 Securities         Growth        MidCap Fund         Growth          Balanced        Small Cap
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        73,719  $       160,723  $        10,054  $        31,469  $         7,115  $        34,961
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $        73,719  $       160,723  $        10,054  $        31,469  $         7,115  $        34,961
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $        73,719  $       160,723  $        10,054  $        31,469  $         7,115  $        34,961
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $        73,719  $       160,723  $        10,054  $        31,469  $         7,115  $        34,961
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                        2,020            8,393              198           16,476              627              952
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $        65,048  $       135,677  $         9,882  $        22,375  $         6,576  $        30,140
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         15.71  $         23.13  $         12.20  $         30.39  $         12.41  $         15.16
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                               PIMCO Variable   PIMCO Variable   PIMCO Variable   PIMCO Variable       Putnam           Putnam
                                 Insurance        Insurance         Insurance        Insurance     Variable Trust   Variable Trust
                                   Trust            Trust             Trust            Trust         (Class IA)       (Class IA)
                                Sub-Account      Sub-Account       Sub-Account      Sub-Account     Sub-Account     Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                                                                                          VT
                                                                                                                    International
                                                                                                                      Growth and
                                                                      PIMCO            PIMCO       VT High Yield        Income
                                Foreign Bond     Money Market      Real Return     Total Return      (Class IA)       (Class IA)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        15,418  $        88,908  $         9,398  $        71,630  $        28,507  $        10,246
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $        15,418  $        88,908  $         9,398  $        71,630  $        28,507  $        10,246
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $        15,418  $        88,908  $         9,398  $        71,630  $        28,507  $        10,246
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $        15,418  $        88,908  $         9,398  $        71,630  $        28,507  $        10,246
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                        1,526           88,908              788            7,078            3,641              530
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $        15,634  $        88,908  $         9,897  $        73,382  $        27,716  $         7,642
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         12.36  $         10.91  $         11.14  $         12.48  $         15.69  $         26.56
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                                T. Rowe Price    T. Rowe Price    The Universal    The Universal    The Universal
                                   Rydex            Equity           Equity       Institutional    Institutional    Institutional
                               Variable Trust    Series, Inc.     Series, Inc.     Funds, Inc.      Funds, Inc.      Funds, Inc.
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                T. Rowe Price                       Van Kampen                        Van Kampen
                                Rydex Sector      Blue Chip      T. Rowe Price         UIF           Van Kampen        UIF U.S.
                                  Rotation          Growth       Equity Income    Equity Growth    UIF High Yield    Real Estate
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $        20,276  $        34,025  $       104,590  $        16,688  $        13,030  $        37,308
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total assets               $        20,276  $        34,025  $       104,590  $        16,688  $        13,030  $        37,308
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $        20,276  $        34,025  $       104,590  $        16,688  $        13,030  $        37,308
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

   Total net assets           $        20,276  $        34,025  $       104,590  $        16,688  $        13,030  $        37,308
                              ===============  ===============  ===============  ===============  ===============  ===============
FUND SHARE INFORMATION
Number of shares                        1,505            3,234            4,211            1,013              961            1,271
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $        17,766  $        30,289  $        94,449  $        14,990  $        13,252  $        28,335
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         19.18  $         12.67  $         19.97  $         13.11  $         14.54  $         30.93
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF NET ASSETS
DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Van Kampen
                                  Van Eck          Van Eck          Van Eck         Van Kampen       Van Kampen    Life Investment
                                 Worldwide        Worldwide        Worldwide     Life Investment  Life Investment       Trust
                              Insurance Trust  Insurance Trust  Insurance Trust       Trust            Trust          (Class II)
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                   Van Eck                                                               LIT
                                  Van Eck         Worldwide         Van Eck                                           Aggressive
                                 Worldwide         Emerging        Worldwide                       LIT Growth and       Growth
                              Absolute Return      Markets        Hard Assets     LIT Government       Income         (Class II)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS
Investments at fair value     $         3,142  $        13,014  $        10,384  $        12,153  $        63,133  $        17,582
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Total assets              $         3,142  $        13,014  $        10,384  $        12,153  $        63,133  $        17,582
                              ===============  ===============  ===============  ===============  ===============  ===============

NET ASSETS
Accumulation units            $         3,142  $        13,014  $        10,384  $        12,153  $        63,133  $        17,582
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

    Total net assets          $         3,142  $        13,014  $        10,384  $        12,153  $        63,133  $        17,582
                              ===============  ===============  ===============  ===============  ===============  ===============

FUND SHARE INFORMATION
Number of shares                          295              521              317            1,307            2,870            3,355
                              ===============  ===============  ===============  ===============  ===============  ===============

Cost of investments           $         2,946  $         9,580  $         9,621  $        12,093  $        55,272  $        16,814
                              ===============  ===============  ===============  ===============  ===============  ===============

ACCUMULATION UNIT FAIR VALUE  $         10.81  $         23.45  $         23.84  $         11.12  $         19.81  $         13.12
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------

                                            AIM             AIM             AIM             AIM             AIM             AIM
                                          Variable        Variable        Variable        Variable        Variable        Variable
                                         Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                           Funds           Funds           Funds           Funds           Funds           Funds
                                        Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                      --------------  --------------  --------------  --------------  --------------  --------------

                                                         AIM V. I.                       AIM V. I.       AIM V. I.       AIM V. I.
                                         AIM V. I.       Capital       AIM V. I. Core   Demographic       MidCap          Premier
                                        Basic Value   Appreciation (a) Equity (b) (c)   Trends (a)      Core Equity     Equity (c)
                                      --------------  --------------  --------------  --------------  --------------  -------------
NET INVESTMENT INCOME (LOSS)
Dividends                             $           86  $           32  $            9  $            -  $          227  $           1
                                      --------------  --------------  --------------  --------------  --------------  -------------

      Net investment income (loss)                86              32               9               -             227              1
                                      --------------  --------------  --------------  --------------  --------------  -------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
   shares:
      Proceeds from sales                      2,046           1,387             735          36,431             863            106
      Cost of investments sold                 1,911           1,304             714          36,549             841            101
                                      --------------  --------------  --------------  --------------  --------------  -------------

         Realized gains (losses)
            on fund shares                       135              83              21            (118)             22              5

Realized gain distributions                      948               -               -           3,909           2,415              -
                                      --------------  --------------  --------------  --------------  --------------  -------------

      Net realized gains (losses)              1,083              83              21           3,791           2,437              5

Change in unrealized gains (losses)            1,319           1,986             106          (2,489)           (825)            (2)
                                      --------------  --------------  --------------  --------------  --------------  -------------

      Net realized and unrealized
         gains (losses) on
         investments                           2,402           2,069             127           1,302           1,612              3
                                      --------------  --------------  --------------  --------------  --------------  -------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                    $        2,488  $        2,101  $          136  $        1,302  $        1,839  $           4
                                      ==============  ==============  ==============  ==============  ==============  =============

(a) On November 3, 2006, AIM V. I. Demographic Trends merged into AIM V. I. Capital Appreciation
(b) For period beginning April 28, 2006 and ended December 31, 2006
(c) On April 28, 2006, AIM V. I. Premier Equity merged into AIM V. I. Core Equity

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------

                                                                                          DWS             DWS
                                                                                      Investments     Investments
                                                                                        Variable        Variable
                                       The Alger       The Alger       The Alger       Insurance       Insurance     DWS Variable
                                     American Fund   American Fund   American Fund       Trust           Trust         Series II
                                      Sub-Account     Sub-Account     Sub-Account   Sub-Account (d) Sub-Account (d) Sub-Account (g)
                                    --------------  --------------  --------------  --------------  --------------  --------------

                                                         Alger
                                                       Leveraged     Alger MidCap   DWS VIP Equity   DWS VIP Small      DWS VIP
                                     Alger Growth       AllCap          Growth      500 Index A (e)  Cap Index A (f) Balanced A (h)
                                    --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $           70  $            -  $            -  $          636  $          207  $          777
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net investment income (loss)              70               -               -             636             207             777
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
   shares:
      Proceeds from sales                    4,677           7,660           1,927           5,359           3,995          19,061
      Cost of investments sold               4,339           6,752           1,931           4,859           3,647          17,626
                                    --------------  --------------  --------------  --------------  --------------  --------------

         Realized gains (losses)
            on fund shares                     338             908              (4)            500             348           1,435

Realized gain distributions                      -               -          12,135               -           1,388               -
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized gains (losses)              338             908          12,131             500           1,736           1,435

Change in unrealized gains (losses)          3,353           9,447          (2,185)          7,345           3,424           1,416
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized and unrealized
         gains (losses) on
         investments                         3,691          10,355           9,946           7,845           5,160           2,851
                                    --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                  $        3,761  $       10,355  $        9,946  $        8,481  $        5,367  $        3,628
                                    ==============  ==============  ==============  ==============  ==============  ==============

(d) Previously known as Scudder Variable Insurance Trust (Class A)
(e) Previously known as Equity 500 Index (Class A)
(f) Previously known as Small Cap Index (Class A)
(g) Previously known as Scudder Variable Series II
(h) Previously known as Total Return

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------

                                       Fidelity        Fidelity        Fidelity        Fidelity        Fidelity        Fidelity
                                       Variable        Variable        Variable        Variable        Variable        Variable
                                       Insurance       Insurance       Insurance       Insurance       Insurance       Insurance
                                     Products Fund   Products Fund   Products Fund   Products Fund   Products Fund   Products Fund
                                      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                    --------------  --------------  --------------  --------------  --------------  --------------

                                          VIP                             VIP                             VIP       VIP Investment
                                     Asset Manager  VIP Contrafund   Equity-Income    VIP Growth       Index 500      Grade Bond
                                    --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $          133  $        1,992  $        4,017  $          405  $          440  $        1,427
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net investment income (loss)             133           1,992           4,017             405             440           1,427
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS

Realized gains (losses) on fund
   shares:
      Proceeds from sales                    1,337           5,435          11,059           3,575         124,240           1,190
      Cost of investments sold               1,274           4,688          10,580           3,303         124,042           1,216
                                    --------------  --------------  --------------  --------------  --------------  --------------

         Realized gains (losses)
            on fund shares                      63             747             479             272             198             (26)

Realized gain distributions                      -          14,241          15,093               -               -              85
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized gains (losses)               63          14,988          15,572             272             198              59

Change in unrealized gains (losses)            373            (914)          3,049           9,056          19,009             998
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized and unrealized
         gains (losses) on
         investments                           436          14,074          18,621           9,328          19,207           1,057
                                    --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS           $          569  $       16,066  $       22,638  $        9,733  $       19,647  $        2,484
                                    ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------

                                       Fidelity        Fidelity
                                       Variable        Variable                         Janus           Janus           Janus
                                       Insurance       Insurance         Janus       Aspen Series    Aspen Series    Aspen Series
                                     Products Fund   Products Fund   Aspen Series   (Service Shares)(Service Shares)(Service Shares)
                                      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                    --------------  --------------  --------------  --------------  --------------  --------------

                                          VIP                            Forty         Balanced      Foreign Stock   Mid Cap Value
                                     Money Market    VIP Overseas      Portfolio    (Service Shares)(Service Shares)(Service Shares)
                                    --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $        1,525  $          273  $           29  $        1,163  $          262  $          276
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net investment income (loss)           1,525             273              29           1,163             262             276
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on
   fund shares:
      Proceeds from sales                   22,410           2,748             957           1,626           1,508           2,844
      Cost of investments sold              22,410           2,321             910           1,518           1,381           2,792
                                    --------------  --------------  --------------  --------------  --------------  --------------

         Realized gains (losses)
            on fund shares                       -             427              47             108             127              52

Realized gain distributions                      -             189               -               -             315             280
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized gains (losses)                -             616              47             108             442             332

Change in unrealized gains (losses)              -           6,169             780           3,988           1,467             812
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized and unrealized
         gains (losses) on
         investments                             -           6,785             827           4,096           1,909           1,144
                                    --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                  $        1,525  $        7,058  $          856  $        5,259  $        2,171  $        1,420
                                    ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------

                                                                                                      Legg Mason      Legg Mason
                                                                                                       Partners        Partners
                                         Janus           Janus           Janus          Lazard         Variable        Variable
                                     Aspen Series    Aspen Series    Aspen Series     Retirement     Portfolios I,   Portfolios I,
                                    (Service Shares)(Service Shares)(Service Shares)  Series, Inc.        Inc             Inc
                                      Sub-Account     Sub-Account     Sub-Account     Sub-Account   Sub-Account (i) Sub-Account (i)
                                    --------------  --------------  --------------  --------------  --------------  --------------

                                                                                                      Legg Mason      Legg Mason
                                     Risk-Managed    Small Company     Worldwide                       Variable        Variable
                                         Core            Value          Growth          Emerging        All Cap      Global High
                                    (Service Shares)(Service Shares)(Service Shares)    Markets    Portfolio I (j) Yield Bond II (k)
                                    --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $            1  $            -  $          231  $           55  $          586  $        1,453
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net investment income (loss)               1               -             231              55             586           1,453
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
   shares:
      Proceeds from sales                      150             732           1,059           1,673           2,797           2,135
      Cost of investments sold                 161             699             949           1,159           2,534           2,143
                                    --------------  --------------  --------------  --------------  --------------  --------------

         Realized gains (losses)
            on fund shares                     (11)             33             110             514             263              (8)

Realized gain distributions                     84              35               -             724           1,577             145
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized gains (losses)               73              68             110           1,238           1,840             137

Change in unrealized gains (losses)             15             352           2,145           1,728           4,055             431
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized and unrealized
         gains (losses) on
         investments                            88             420           2,255           2,966           5,895             568
                                    --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                  $           89  $          420  $        2,486  $        3,021  $        6,481  $        2,021
                                    ==============  ==============  ==============  ==============  ==============  ==============

(i) Previously known as Salomon Brothers Variable Series Fund, Inc.
(j) Previously known as All Cap
(k) Previously known as High Yield Bond

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
------------------------------------------------------------------------------------------------------------------------------------

                                        Legg Mason
                                         Partners        MFS Variable    MFS Variable   MFS Variable   MFS Variable    MFS Variable
                                         Variable          Insurance       Insurance      Insurance      Insurance       Insurance
                                     Portfolios I, Inc       Trust           Trust          Trust          Trust           Trust
                                        Sub-Account (i)   Sub-Account     Sub-Account    Sub-Account    Sub-Account     Sub-Account
                                    ------------------- --------------  -------------- -------------- --------------  --------------

                                        Legg Mason
                                         Variable
                                         Investors            MFS        MFS Investors  MFS Investors     MFS New          MFS
                                      Portfolio I (l)     High Income    Growth Stock       Trust        Discovery    Total Return
                                    ------------------- --------------  -------------- -------------- -------------- --------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $                30 $          146  $            - $            7 $            - $          239
                                    ------------------- --------------  -------------- -------------- -------------- --------------
      Net investment income (loss)                   30            146               -              7              -            239
                                    ------------------- --------------  -------------- -------------- -------------- --------------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
   shares:
      Proceeds from sales                            66            379             365            319          2,822          1,364
      Cost of investments sold                       60            383             349            294          2,723          1,348
                                    ------------------- --------------  -------------- -------------- -------------- --------------
         Realized gains (losses)
            on fund shares                            6             (4)             16             25             99             16

Realized gain distributions                          45              -               -              -            484            321
                                    ------------------- --------------  -------------- -------------- -------------- --------------

      Net realized gains (losses)                    51             (4)             16             25            583            337

Change in unrealized gains (losses)                 170            243             416            144          3,414          1,057
                                    ------------------- --------------  -------------- -------------- -------------- --------------

      Net realized and unrealized
         gains (losses) on
         investments                                221            239             432            169          3,997          1,394
                                    ------------------- --------------  -------------- -------------- -------------- --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                  $               251 $          385  $          432 $          176 $        3,997 $        1,633
                                    =================== ==============  ============== ============== ============== ==============

(i) Previously known as Salomon Brothers Variable Series Fund, Inc.
(l) Previously known as Investors

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                                MFS Variable     MFS Variable     Oppenheimer      Oppenheimer      Oppenheimer
                                  Insurance        Insurance        Variable         Variable         Variable     Panorama Series
                                    Trust            Trust       Account Funds    Account Funds    Account Funds      Fund, Inc.
                                 Sub-Account      Sub-Account     Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                                                   Oppenheimer
                                                                  Oppenheimer      Main Street                       Oppenheimer
                                                                    Global          Small Cap       Oppenheimer     International
                                MFS Utilities      MFS Value      Securities          Growth      MidCap Fund (m)       Growth
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                     $           495  $           101  $           321  $           162  $             -  $           135
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net investment income
         (loss)                           495              101              321              162                -              135
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
   fund shares:
      Proceeds from sales               6,425              216            8,028            4,780            2,783            2,141
      Cost of investments sold          4,948              202            7,798            4,222            2,782            1,685
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

         Realized gains (losses)
            on fund shares              1,477               14              230              558                1              456

Realized gain distributions               941              286            1,988            3,199                -                -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net realized gains (losses)       2,418              300            2,218            3,757                1              456

Change in unrealized gains
   (losses)                             4,231            1,588            5,544           13,214              149            6,165
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net realized and unrealized
         gains (losses) on
         investments                    6,649            1,888            7,762           16,971              150            6,621
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS     $         7,144  $         1,989  $         8,083  $        17,133  $           150  $         6,756
                              ===============  ===============  ===============  ===============  ===============  ===============

(m) Previously known as Oppenheimer Aggressive Growth

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                               PIMCO Advisors   PIMCO Advisors   PIMCO Variable   PIMCO Variable   PIMCO Variable   PIMCO Variable
                                  Variable         Variable        Insurance        Insurance        Insurance        Insurance
                              Insurance Trust  Insurance Trust       Trust            Trust            Trust            Trust
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                   OpCap            OpCap                                              PIMCO            PIMCO
                                  Balanced         Small Cap      Foreign Bond     Money Market     Real Return      Total Return
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                     $             4  $             -  $           438  $         3,449  $           279  $         2,686
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net investment income (loss)          4                -              438            3,449              279            2,686
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
   fund shares:
      Proceeds from sales                 719            3,712            1,178           28,899            1,281            1,374
      Cost of investments sold            710            3,591            1,181           28,899            1,308            1,432
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

         Realized gains (losses)
            on fund shares                  9              121               (3)               -              (27)             (58)

Realized gain distributions                13            1,348              191                -              233              378
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net realized gains (losses)          22            1,469              188                -              206              320

Change in unrealized gains
   (losses)                               537            4,557             (322)               -             (447)            (574)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net realized and unrealized
         gains (losses) on
         investments                      559            6,026             (134)               -             (241)            (254)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS     $           563  $         6,026  $           304  $         3,449  $            38  $         2,432
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------------

                              Putnam Variable  Putnam Variable                    T. Rowe Price    T. Rowe Price    The Universal
                                   Trust            Trust            Rydex        Equity Series,   Equity Series,   Institutional
                                 (Class IA)       (Class IA)     Variable Trust        Inc.             Inc.         Funds, Inc.
                                Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account      Sub-Account
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

                                                      VT
                                                International
                                                  Growth and                      T. Rowe Price
                                VT High Yield       Income        Rydex Sector      Blue Chip      T. Rowe Price    Van Kampen UIF
                                 (Class IA)       (Class IA)        Rotation          Growth       Equity Income    Equity Growth
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
NET INVESTMENT INCOME (LOSS)
Dividends                     $         1,858  $           103  $             -  $            96  $         1,287  $             -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net investment income (loss)      1,858              103                -               96            1,287                -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
Realized gains (losses) on
   fund shares:
      Proceeds from sales               3,969            1,757            5,437            1,338            4,611              447
      Cost of investments sold          4,096            1,406            4,669            1,226            4,376              420
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

         Realized gains (losses)
            on fund shares               (127)             351              768              112              235               27

Realized gain distributions                 -                -              957                -            2,580                -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net realized gains (losses)        (127)             351            1,725              112            2,815               27

Change in unrealized gains
   (losses)                               807            1,638              281            2,392            9,971              646
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

      Net realized and unrealized
         gains (losses) on
         investments                      680            1,989            2,006            2,504           12,786              673
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS     $         2,538  $         2,092  $         2,006  $         2,600  $        14,073  $           673
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
----------------------------------------------------------------------------------------------------------------------------

                                                                        Van Eck         Van Eck         Van Eck       Van Kampen
                                     The Universal   The Universal     Worldwide       Worldwide       Worldwide         Life
                                     Institutional   Institutional     Insurance       Insurance       Insurance      Investment
                                      Funds, Inc.     Funds, Inc.        Trust           Trust           Trust           Trust
                                      Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account     Sub-Account
                                    --------------  --------------  --------------  --------------  --------------  --------------

                                                                        Van Eck         Van Eck
                                                      Van Kampen       Worldwide       Worldwide        Van Eck
                                      Van Kampen       UIF U.S.        Absolute        Emerging        Worldwide
                                    UIF High Yield    Real Estate       Return          Markets       Hard Assets   LIT Government
                                    --------------  --------------  --------------  --------------  --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                           $          913  $          302  $           16  $           38  $            1  $          322
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net investment income (loss)             913             302              16              38               1             322
                                    --------------  --------------  --------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses) on fund
   shares:
      Proceeds from sales                    1,065           4,423             320           1,079             247             573
      Cost of investments sold               1,073           3,586             309             874             243             582
                                    --------------  --------------  --------------  --------------  --------------  --------------

         Realized gains (losses)
            on fund shares                      (8)            837              11             205               4              (9)

Realized gain distributions                      -           1,814               -             597              46               -
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized gains (losses)               (8)          2,651              11             802              50              (9)

Change in unrealized gains (losses)             31           6,082             193           2,100             729              20
                                    --------------  --------------  --------------  --------------  --------------  --------------

      Net realized and unrealized
         gains (losses) on
         investments                            23           8,733             204           2,902             779              11
                                    --------------  --------------  --------------  --------------  --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                  $          936  $        9,035  $          220  $        2,940  $          780  $          333
                                    ==============  ==============  ==============  ==============  ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
-------------------------------------------------------------

                                                                                   Van Kampen
                                                                   Van Kampen         Life
                                                                      Life         Investment
                                                                   Investment         Trust
                                                                      Trust        (Class II)
                                                                   Sub-Account     Sub-Account
                                                                 --------------  --------------

                                                                                       LIT
                                                                                   Aggressive
                                                                 LIT Growth and      Growth
                                                                     Income        (Class II)
                                                                 --------------  --------------
NET INVESTMENT INCOME (LOSS)
Dividends                                                        $          545  $            -
                                                                 --------------  --------------

   Net investment income (loss)                                             545               -
                                                                 --------------  --------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Realized gains (losses)
   on fund shares:
      Proceeds from sales                                                 5,050             300
      Cost of investments sold                                            4,619             295
                                                                 --------------  --------------

      Realized gains (losses)
         on fund shares                                                     431               5

Realized gain distributions                                               3,023             629
                                                                 --------------  --------------

      Net realized gains (losses)                                         3,454             634

Change in unrealized gains (losses)                                       4,305            (274)
                                                                 --------------  --------------

      Net realized and unrealized
         gains (losses) on investments                                    7,759             360
                                                                 --------------  --------------

INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                               $        8,304  $          360
                                                                 ==============  ==============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------

                                                           AIM Variable                     AIM Variable              AIM Variable
                                                            Insurance                        Insurance                 Insurance
                                                              Funds                            Funds                     Funds
                                                           Sub-Account                      Sub-Account               Sub-Account
                                                --------------------------------  --------------------------------  ---------------

                                                                                              AIM V.I.
                                                          AIM V.I. Basic                      Capital               AIM V.I. Core
                                                              Value                         Appreciation                Equity
                                                --------------------------------  --------------------------------  ---------------

                                                      2006             2005           2006 (a)           2005         2006 (b) (c)
                                                ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                    $            86  $             8  $            32  $             4  $             9
Net realized gains (losses)                               1,083              147               83               57               21
Change in unrealized gains (losses)                       1,319              425            1,986              625              106
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from operations                                        2,488              580            2,101              686              136
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                                 16,854            8,488           18,188            7,232            2,894
Payments on termination                                    (269)               -             (242)               -                -
Loans - net                                                   -                -                -                -                -
Records maintenance charge                               (6,164)          (2,535)          (6,250)          (2,028)          (1,116)
Transfers among the sub-accounts
   and with the Fixed Account - net                         453               51           36,025               94              102
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from policy transactions                              10,874            6,004           47,721            5,298            1,880
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                        13,362            6,584           49,822            5,984            2,016

NET ASSETS AT BEGINNING OF PERIOD                        10,047            3,463            7,040            1,056                -
                                                ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                     $        23,409  $        10,047  $        56,862  $         7,040  $         2,016
                                                ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                                871              317              593               97                -
         Units issued                                     1,092              688            4,025              590              257
         Units redeemed                                    (171)            (134)            (112)             (94)             (72)
                                                ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of period                     1,792              871            4,506              593              185
                                                ===============  ===============  ===============  ===============  ===============

(a) On November 3, 2006, AIM V.I. Demographic Trends merged into AIM V.I. Capital Appreciation
(b) For period beginning April 28, 2006 and ended December 31, 2006
(c) On April 28, 2006, AIM V.I. Premier Equity merged into AIM V.I. Core Equity

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                        AIM Variable                       AIM Variable                       AIM Variable
                                         Insurance                          Insurance                          Insurance
                                           Funds                              Funds                              Funds
                                        Sub-Account                        Sub-Account                        Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                          AIM V.I.
                                        Demographic                     AIM V.I. MidCap                       AIM V.I.
                                           Trends                         Core Equity                      Premier Equity
                              --------------------------------  --------------------------------  --------------------------------

                                  2006 (a)           2005             2006             2005           2006 (c)           2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $             -  $             -  $           227  $            48  $             1  $             -
Net realized gains (losses)             3,791               95            2,437              341                5                7
Change in unrealized gains
   (losses)                            (2,489)           1,535             (825)             208               (2)               2
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               1,302            1,630            1,839              597                4                9
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               13,613           17,723           18,960            7,093               64               97
Payments on termination                  (794)            (337)            (110)               -                -                -
Loans - net                                 -                -                -                -                -                -
Records maintenance charge             (6,683)          (7,897)          (5,364)          (1,915)             (28)             (49)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                (34,216)              21               24                8             (106)               9
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                       (28,080)           9,510           13,510            5,186              (70)              57
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                             (26,778)          11,140           15,349            5,783              (66)              66

NET ASSETS AT BEGINNING OF
   PERIOD                              26,778           15,638            9,674            3,891               66                -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $             -  $        26,778  $        25,023  $         9,674  $             -  $            66
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               1,645            1,020              822              356                6                -
         Units issued                     746              739            1,160              704                3               38
         Units redeemed                (2,391)            (114)             (71)            (238)              (9)             (32)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                             -            1,645            1,911              822                -                6
                              ===============  ===============  ===============  ===============  ===============  ===============

(a) On November 3, 2006, AIM V.I. Demographic Trends merged into AIM V.I. Capital Appreciation
(c) On April 28, 2006, AIM V.I. Premier Equity merged into AIM V.I. Core Equity

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                          The Alger                         The Alger                         The Alger
                                        American Fund                     American Fund                     American Fund
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                                                               Alger
                                                                             Leveraged                      Alger MidCap
                                        Alger Growth                          AllCap                           Growth
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $            70  $            73  $             -  $             -  $             -  $             -
Net realized gains (losses)               338              134              908              172           12,131            2,037
Change in unrealized gains
   (losses)                             3,353            4,706            9,447            4,781           (2,185)           4,330
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               3,761            4,913           10,355            4,953            9,946            6,367
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               44,047           37,709           35,563           20,359           62,905           57,656
Payments on termination                (1,265)            (221)             (77)            (169)          (2,532)          (1,741)
Loans - net                                 -                -             (861)               -                -                -
Records maintenance charge            (19,877)         (14,088)         (11,430)          (7,747)         (27,691)         (22,720)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                 (1,571)             283           (2,049)              (4)             251            1,198
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                        21,334           23,683           21,146           12,439           32,933           34,393
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              25,095           28,596           31,501           17,392           42,879           40,760

NET ASSETS AT BEGINNING OF
   PERIOD                              49,900           21,304           41,550           24,158           74,044           33,284
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        74,995  $        49,900  $        73,051  $        41,550  $       116,923  $        74,044
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               3,871            1,852            2,603            1,732            3,654            1,804
         Units issued                   2,034            2,176            1,705            1,037            1,678            1,952
         Units redeemed                  (372)            (157)            (471)            (166)             (94)            (102)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         5,533            3,871            3,837            2,603            5,238            3,654
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                             DWS                               DWS
                                         Investments                       Investments
                                          Variable                          Variable                             DWS
                                          Insurance                         Insurance                         Variable
                                            Trust                             Trust                           Series II
                                       Sub-Account (d)                   Sub-Account (d)                   Sub-Account (g)
                              --------------------------------  --------------------------------  --------------------------------

                                           DWS VIP                           DWS VIP                           DWS VIP
                                   Equity 500 Index A (e)             Small Cap Index A (f)                Balanced A (h)
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006         2005 (n) (o)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           636  $           553  $           207  $           126  $           777  $             -
Net realized gains (losses)               500              135            1,736              644            1,435              193
Change in unrealized gains
   (losses)                             7,345            1,406            3,424              526            1,416            2,436
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               8,481            2,094            5,367            1,296            3,628            2,629
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               32,310           31,672           15,333           14,554           17,515           12,417
Payments on termination                  (645)            (687)          (1,401)            (431)          (1,386)             (94)
Loans - net                              (835)               -                -                -             (335)               -
Records maintenance charge            (17,053)         (16,805)          (6,267)          (6,285)          (9,523)          (9,288)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                     16              842              109              115          (14,889)          37,000
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                        13,793           15,022            7,774            7,953           (8,618)          40,035
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              22,274           17,116           13,141            9,249           (4,990)          42,664

NET ASSETS AT BEGINNING OF
   PERIOD                              44,621           27,505           26,000           16,751           42,664                -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        66,895  $        44,621  $        39,141  $        26,000  $        37,674  $        42,664
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               2,838            1,831            1,352              908            3,991                -
         Units issued                   1,167            1,180              573              514              941            4,374
         Units redeemed                  (322)            (173)            (192)             (70)          (1,735)            (383)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at
      end of period                     3,683            2,838            1,733            1,352            3,197            3,991
                              ===============  ===============  ===============  ===============  ===============  ===============

(d) Previously known as Scudder Variable Insurance Trust (Class A)
(e) Previously known as Equity 500 Index (Class A)
(f) Previously known as Small Cap Index (Class A)
(g) Previously known as Scudder Variable Series II
(h) Previously known as Total Return
(n) For period beginning April 29, 2005 and ended December 31, 2005
(o) On April 29, 2005, Balanced merged into DWS VIP Balanced A

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                          Fidelity                          Fidelity                          Fidelity
                                          Variable                          Variable                          Variable
                                          Insurance                         Insurance                         Insurance
                                        Products Fund                     Products Fund                     Products Fund
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                          VIP Asset                            VIP                               VIP
                                           Manager                         Contrafund                       Equity-Income
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           133  $             1  $         1,992  $           146  $         4,017  $           607
Net realized gains (losses)                63                7           14,988              247           15,572            1,409
Change in unrealized gains
   (losses)                               373              273             (914)          12,032            3,049            2,646
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 569              281           16,066           12,425           22,638            4,662
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               15,732            5,192          112,566           64,360          110,078           80,409
Payments on termination                  (147)             (11)          (2,818)            (956)          (6,673)          (2,740)
Loans - net                                 -                -                -                -             (669)               -
Records maintenance charge             (3,208)            (665)         (41,549)         (26,535)         (43,065)         (33,070)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                     20               44            3,343            4,727           (2,219)           1,040
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                        12,397            4,560           71,542           41,596           57,452           45,639
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              12,966            4,841           87,608           54,021           80,090           50,301

NET ASSETS AT BEGINNING OF
   PERIOD                               4,877               36          100,339           46,318           84,066           33,765
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        17,843  $         4,877  $       187,947  $       100,339  $       164,156  $        84,066
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 371                3            5,444            2,939            5,517            2,346
         Units issued                     993              389            3,967            2,641            4,125            3,365
         Units redeemed                   (97)             (21)            (283)            (136)            (679)            (194)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at
      end of period                     1,267              371            9,128            5,444            8,963            5,517
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                          Fidelity                          Fidelity                          Fidelity
                                          Variable                          Variable                          Variable
                                          Insurance                         Insurance                         Insurance
                                        Products Fund                     Products Fund                     Products Fund
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                                                                                                 VIP
                                                                                                             Investment
                                         VIP Growth                       VIP Index 500                      Grade Bond
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           405  $           252  $           440  $           127  $       1,427    $           600
Net realized gains (losses)               272               61              198               47             59                335
Change in unrealized gains
   (losses)                             9,056            5,226           19,009              872            998               (411)
                              ---------------  ---------------  ---------------  ---------------  -------------    ---------------

Increase (decrease) in net
   assets from operations               9,733            5,539           19,647            1,046          2,484                524
                              ---------------  ---------------  ---------------  ---------------  -------------    ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                              122,352           84,074          184,812           24,022         49,043             31,831
Payments on termination                (3,823)          (2,102)            (203)            (110)        (1,604)              (649)
Loans - net                                 -                -                -                -              -                  -
Records maintenance charge            (48,851)         (37,436)         (29,290)         (10,152)       (18,401)           (13,841)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                    768            2,246            2,484            2,840            436                751
                              ---------------  ---------------  ---------------  ---------------  -------------    ---------------

Increase (decrease) in net
   assets from policy
   transactions                        70,446           46,782          157,803           16,600         29,474             18,092
                              ---------------  ---------------  ---------------  ---------------  -------------    ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              80,179           52,321          177,450           17,646         31,958             18,616

NET ASSETS AT BEGINNING OF
   PERIOD                             100,028           47,707           23,940            6,294         33,664             15,048
                              ---------------  ---------------  ---------------  ---------------  -------------    ---------------

NET ASSETS AT END OF PERIOD   $       180,207  $       100,028  $       201,390  $        23,940  $      65,622    $        33,664
                              ===============  ===============  ===============  ===============  =============    ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               8,371            4,224            1,886              520          3,038              1,388
         Units issued                   6,033            4,353           21,354            1,522          2,744              1,804
         Units redeemed                  (290)            (206)          (9,532)            (156)          (106)              (154)
                              ---------------  ---------------  ---------------  ---------------  -------------    ---------------
   Units outstanding at
      end of period                    14,114            8,371           13,708            1,886          5,676              3,038
                              ===============  ===============  ===============  ===============  =============    ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                          Fidelity                          Fidelity
                                          Variable                          Variable
                                          Insurance                         Insurance                        Janus Aspen
                                        Products Fund                     Products Fund                        Series
                                         Sub-Account                       Sub-Account                      Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                          VIP Money                            VIP                              Forty
                                           Market                           Overseas                          Portfolio
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $         1,525  $           242  $           273  $            74  $            29  $             6
Net realized gains (losses)                 -                -              616              258               47               59
Change in unrealized gains
   (losses)                                 -                -            6,169            3,888              780              200
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               1,525              242            7,058            4,220              856              265
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               31,844           20,111           43,679           20,743            9,160            3,729
Payments on termination                (4,149)               -           (1,111)            (481)               -                -
Loans - net                                 -                -                -                -                -                -
Records maintenance charge            (12,527)          (6,193)         (15,129)          (8,768)          (3,335)            (933)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                  5,380               11             (498)             422               27               (5)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                        20,548           13,929           26,941           11,916            5,852            2,791
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              22,073           14,171           33,999           16,136            6,708            3,056

NET ASSETS AT BEGINNING OF
   PERIOD                              14,290              119           26,913           10,777            3,791              735
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        36,363  $        14,290  $        60,912  $        26,913  $        10,499  $         3,791
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               1,123               10            1,815              865              292               64
         Units issued                   3,304            1,526            1,837            1,112              521              289
         Units redeemed                (1,702)            (413)            (174)            (162)             (73)             (61)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         2,725            1,123            3,478            1,815              740              292
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                         Janus Aspen                       Janus Aspen                       Janus Aspen
                                           Series                            Series                            Series
                                      (Service Shares)                  (Service Shares)                  (Service Shares)
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                           Balanced                       Foreign Stock                     Mid Cap Value
                                      (Service Shares)                  (Service Shares)                  (Service Shares)
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $         1,163  $           594  $           262  $            40  $           276  $           189
Net realized gains (losses)               108               24              442               32              332              113
Change in unrealized gains
   (losses)                             3,988            1,634            1,467              303              812               (6)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               5,259            2,252            2,171              375            1,420              296
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               45,402           32,212           13,051            6,661           14,901            5,268
Payments on termination                  (897)            (347)            (483)             (53)              (6)               -
Loans - net                              (398)               -                -                -                -                -
Records maintenance charge            (16,623)         (12,803)          (4,942)          (2,644)          (5,576)          (1,438)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                  3,113              545            2,983                7              (52)              (5)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                        30,597           19,607           10,609            3,971            9,267            3,825
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              35,856           21,859           12,780            4,346           10,687            4,121

NET ASSETS AT BEGINNING OF
   PERIOD                              36,665           14,806            7,374            3,028            4,207               86
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        72,521  $        36,665  $        20,154  $         7,374  $        14,894  $         4,207
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               2,695            1,172              562              245              334                7
         Units issued                   2,249            1,566              846              363              906              416
         Units redeemed                  (116)             (43)            (106)             (46)            (211)             (89)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         4,828            2,695            1,302              562            1,029              334
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                         Janus Aspen                      Janus Aspen                       Janus Aspen
                                           Series                            Series                            Series
                                      (Service Shares)                  (Service Shares)                  (Service Shares)
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                                                                                             Worldwide
                                       Risk-Managed                    Small Company                          Growth
                                    Core (Service Shares)            Value (Service Shares)              (Service Shares)
                              ----------------------------------------------------------------------------------------------------

                                    2006             2005             2006           2005 (n)           2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $             1  $            46  $             -  $             -  $           231  $           100
Net realized gains (losses)                73               83               68                -              110               17
Change in unrealized gains
   (losses)                                15              (85)             352               (1)           2,145              467
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                  89               44              420               (1)           2,486              584
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  557              806            5,745              858            8,701           10,282
Payments on termination                     -                -                -                -             (577)               -
Loans - net                                 -                -                -                -                -                -
Records maintenance charge               (261)            (119)          (1,914)            (316)          (4,356)          (4,265)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                    (56)               1              (21)               7              786               48
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                           240              688            3,810              549            4,554            6,065
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 329              732            4,230              548            7,040            6,649

NET ASSETS AT BEGINNING OF
   PERIOD                                 732                -              548                -           10,387            3,738
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $         1,061  $           732  $         4,778  $           548  $        17,427  $        10,387
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  58                -               49                -              700              266
         Units issued                      29               89              364               61              362              468
         Units redeemed                   (12)             (31)             (59)             (12)             (67)             (34)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                            75               58              354               49              995              700
                              ===============  ===============  ===============  ===============  ===============  ===============

(n) For period beginning April 29, 2005 and ended December 31, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                           Legg Mason                        Legg Mason
                                           Lazard                           Partners                          Partners
                                         Retirement                         Variable                          Variable
                                        Series, Inc.                    Portfolios I, Inc                 Portfolios I, Inc
                                         Sub-Account                     Sub-Account (i)                   Sub-Account (i)
                              --------------------------------  --------------------------------  --------------------------------

                                                                                                             Legg Mason
                                                                           Legg Mason                         Variable
                                          Emerging                        Variable All                       Global High
                                           Markets                     Cap Portfolio I (j)                Yield Bond II (k)
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $            55  $            22  $           586  $           260  $         1,453  $           703
Net realized gains (losses)             1,238              475            1,840               59              137              205
Change in unrealized gains
   (losses)                             1,728            1,948            4,055            1,014              431             (475)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               3,021            2,445            6,481            1,333            2,021              433
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                4,536            5,641           19,889           21,044           18,382           12,803
Payments on termination                  (637)            (411)            (782)            (290)            (287)               -
Loans - net                                 -                -                -                -                -                -
Records maintenance charge             (2,721)          (2,258)         (10,706)          (9,702)          (6,396)          (3,124)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                    806             (218)             547              804             (151)              44
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                         1,984            2,754            8,948           11,856           11,548            9,723
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               5,005            5,199           15,429           13,189           13,569           10,156

NET ASSETS AT BEGINNING OF
   PERIOD                               8,642            3,443           30,525           17,336           12,003            1,847
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        13,647  $         8,642  $        45,954  $        30,525  $        25,572  $        12,003
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 290              163            1,822            1,077            1,046              167
         Units issued                     111              164              658              803            1,148            1,014
         Units redeemed                   (48)             (37)            (158)             (58)            (179)            (135)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                           353              290            2,322            1,822            2,015            1,046
                              ===============  ===============  ===============  ===============  ===============  ===============

(i) Previously known as Salomon Brothers Variable Series Fund, Inc.
(j) Previously known as All Cap
(k) Previously known as High Yield Bond

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                         Legg Mason
                                          Partners                        MFS Variable                      MFS Variable
                                          Variable                          Insurance                         Insurance
                                      Portfolios I, Inc                       Trust                             Trust
                                       Sub-Account (i)                     Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                         Legg Mason
                                          Variable
                                          Investors                         MFS High                        MFS Investors
                                       Portfolio I (l)                       Income                         Growth Stock
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $            30  $            10  $           146  $            22  $             -  $             5
Net realized gains (losses)                51                -               (4)              (1)              16               18
Change in unrealized gains
   (losses)                               170               26              243                4              416               85
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 251               36              385               25              432              108
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                1,532            1,110            6,820            1,419            8,586            3,093
Payments on termination                     -                -                -                -             (137)               -
Loans - net                                 -                -                -                -                -                -
Records maintenance charge               (592)            (366)          (1,771)            (409)          (3,337)          (1,139)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                      -                3              240               41                -               (2)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                           940              747            5,289            1,051            5,112            1,952
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               1,191              783            5,674            1,076            5,544            2,060

NET ASSETS AT BEGINNING OF
   PERIOD                                 820               37            1,076                -            2,758              698
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $         2,011  $           820  $         6,750  $         1,076  $         8,302  $         2,758
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  70                3               97                -              240               63
         Units issued                      80               77              488              106              463              236
         Units redeemed                    (5)             (10)             (33)              (9)             (31)             (59)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                           145               70              552               97              672              240
                              ===============  ===============  ===============  ===============  ===============  ===============

(i) Previously known as Salomon Brothers Variable Series Fund, Inc.
(l) Previously known as Investors

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                        MFS Variable                      MFS Variable                      MFS Variable
                                          Insurance                         Insurance                         Insurance
                                            Trust                             Trust                             Trust
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                        MFS Investors                        MFS New                          MFS Total
                                            Trust                           Discovery                          Return
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $             7  $             5  $             -  $             -  $           239  $            56
Net realized gains (losses)                25                7              583               43              337              108
Change in unrealized gains
   (losses)                               144               73            3,414            1,378            1,057              (28)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 176               85            3,997            1,421            1,633              136
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                1,543            1,339           22,764           17,306           17,494            8,576
Payments on termination                     -                -             (492)             (57)            (291)             (74)
Loans - net                                 -                -                -                -                -                -
Records maintenance charge               (663)            (418)          (9,839)          (8,347)          (6,379)          (3,498)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                     (2)               2              232                1              388              288
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                           878              923           12,665            8,903           11,212            5,292
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               1,054            1,008           16,662           10,324           12,845            5,428

NET ASSETS AT BEGINNING OF
   PERIOD                               1,141              133           23,068           12,744            7,000            1,572
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $         2,195  $         1,141  $        39,730  $        23,068  $        19,845  $         7,000
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  98               12            1,222              711              434              100
         Units issued                      95              107              790              550              746              379
         Units redeemed                   (26)             (21)            (152)             (39)             (81)             (45)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                           167               98            1,860            1,222            1,099              434
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                        MFS Variable                      MFS Variable                       Oppenheimer
                                          Insurance                         Insurance                         Variable
                                            Trust                             Trust                         Account Funds
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                                                                                             Oppenheimer
                                                                                                               Global
                                        MFS Utilities                       MFS Value                        Securities
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           495  $           100  $           101  $            36  $           321  $           50
Net realized gains (losses)             2,418              172              300              107            2,218              91
Change in unrealized gains
   (losses)                             4,231            2,562            1,588              140            5,544           2,807
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations               7,144            2,834            1,989              283            8,083           2,948
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               12,121           17,277            7,250            6,265           55,697          18,261
Payments on termination                (5,224)            (659)               -                -             (473)            (89)
Loans - net                                 -                -                -                -                -               -
Records maintenance charge             (7,455)          (7,573)          (2,198)            (804)         (18,122)         (4,732)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                   (427)              42               (8)               3            1,594           4,961
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                          (985)           9,087            5,044            5,464           38,696          18,401
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               6,159           11,921            7,033            5,747           46,779          21,349

NET ASSETS AT BEGINNING OF
   PERIOD                              22,790           10,869            6,069              322           26,940           5,591
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        28,949  $        22,790  $        13,102  $         6,069  $        73,719  $       26,940
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               1,073              598              502               28            2,012             476
         Units issued                     232              523              411              486            3,264           1,693
         Units redeemed                  (267)             (48)             (15)             (12)            (584)           (157)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         1,038            1,073              898              502            4,692           2,012
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                         Oppenheimer                       Oppenheimer                        Panorama
                                          Variable                          Variable                        Series Fund,
                                        Account Funds                     Account Funds                         Inc.
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                         Oppenheimer
                                         Main Street                                                         Oppenheimer
                                          Small Cap                        Oppenheimer                      International
                                           Growth                        MidCap Fund (m)                       Growth
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006           2005 (n)           2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           162  $             -  $             -  $             -  $           135  $            86
Net realized gains (losses)             3,757            1,544                1                6              456              124
Change in unrealized gains
   (losses)                            13,214            6,649              149               23            6,165            1,890
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations              17,133            8,193              150               29            6,756            2,100
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               89,460           69,406           15,611            1,562           14,882           15,996
Payments on termination                (3,279)          (1,279)            (279)               -             (616)            (172)
Loans - net                              (529)               -                -                -                -                -
Records maintenance charge            (38,841)         (27,594)          (6,729)            (482)          (7,849)          (7,393)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                  3,524            2,044              191                1              118              215
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                        50,335           42,577            8,794            1,081            6,535            8,646
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                              67,468           50,770            8,944            1,110           13,291           10,746

NET ASSETS AT BEGINNING OF
   PERIOD                              93,255           42,485            1,110                -           18,178            7,432
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $       160,723  $        93,255  $        10,054  $         1,110  $        31,469  $        18,178
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period               4,636            2,321               94                -              782              365
         Units issued                   2,538            2,439              962              125              335              471
         Units redeemed                  (226)            (124)            (232)             (31)             (82)             (54)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         6,948            4,636              824               94            1,035              782
                              ===============  ===============  ===============  ===============  ===============  ===============

(m) Previously known as Oppenheimer Aggressive Growth
(n) For period beginning April 29, 2005 and ended December 31, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                               PIMCO Advisors           PIMCO Advisors            PIMCO Advisors           PIMCO Advisors
                                  Variable                 Variable                  Variable                 Variable
                                 Insurance                 Insurance                Insurance                 Insurance
                                   Trust                     Trust                    Trust                     Trust
                                Sub-Account               Sub-Account              Sub-Account               Sub-Account
                              ---------------  --------------------------------  ---------------  --------------------------------

                               NFJ Small Cap                                          OpCap                  OpCap Small
                                   Value                OpCap Balanced             Renaissance                   Cap
                              ---------------  --------------------------------  ---------------  --------------------------------

                                  2005 (p)           2006             2005             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $            13  $             4  $             -  $             -  $             -  $             -
Net realized gains (losses)               (17)              22                2                2            1,469            1,720
Change in unrealized gains
   (losses)                                (6)             537                2                -            4,557           (1,108)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 (10)             563                4                2            6,026              612
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                1,320            7,325              585                -           14,836           14,482
Payments on termination                     -                -                -                -             (576)             (21)
Loans - net                                 -                -                -                -                -                -
Records maintenance charge               (202)          (1,085)            (282)               -           (7,025)          (5,868)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                 (1,619)               6               (1)              (2)              47               23
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from policy
   transactions                          (501)           6,246              302               (2)           7,282            8,616
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                (511)           6,809              306                -           13,308            9,228

NET ASSETS AT BEGINNING OF
   PERIOD                                 511              306                -                -           21,653           12,425
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $             -  $         7,115  $           306  $             -  $        34,961  $        21,653
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                  42               27                -                -            1,773            1,018
         Units issued                      96              608               48               11              813              858
         Units redeemed                  (138)             (62)             (21)             (11)            (280)            (103)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                             -              573               27                -            2,306            1,773
                              ===============  ===============  ===============  ===============  ===============  ===============

(p) For period beginning January 1, 2005 and ended May 1, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------

                                                 PIMCO Advisors                PIMCO                             PIMCO
                                                    Variable                 Variable                          Variable
                                                   Insurance                 Insurance                         Insurance
                                                     Trust                     Trust                             Trust
                                                  Sub-Account               Sub-Account                       Sub-Account
                                                ---------------  --------------------------------  --------------------------------

                                                  PEA Science                 Foreign
                                                 and Technology                Bond                          Money Market
                                                ---------------  --------------------------------  --------------------------------

                                                    2005 (p)           2006             2005             2006             2005
                                                ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                    $             -  $           438  $           188  $         3,449  $         1,194
Net realized gains (losses)                              (1,569)             188               87                -                -
Change in unrealized gains (losses)                          24             (322)              88                -                -
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from operations                                       (1,545)             304              363            3,449            1,194
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                                  3,185            9,739            6,449           84,309           65,870
Payments on termination                                       -             (655)            (113)          (2,978)          (1,567)
Loans - net                                                   -                -                -                -                -
Records maintenance charge                               (1,480)          (3,800)          (2,484)         (30,252)         (27,922)
Transfers among the sub-accounts
   and with the Fixed Account - net                     (10,465)              (4)              24          (23,720)          (6,054)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from policy transactions                              (8,760)           5,280            3,876           27,359           30,327
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                       (10,305)           5,584            4,239           30,808           31,521

NET ASSETS AT BEGINNING OF PERIOD                        10,305            9,834            5,595           58,100           26,579
                                                ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                     $             -  $        15,418  $         9,834  $        88,908  $        58,100
                                                ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                              1,219              813              486            5,573            2,616
         Units issued                                       272              529              381            5,265            5,005
         Units redeemed                                  (1,491)             (94)             (54)          (2,687)          (2,048)
                                                ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of period                         -            1,248              813            8,151            5,573
                                                ===============  ===============  ===============  ===============  ===============

(p) For period beginning January 1, 2005 and ended May 1, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                              PIMCO                           PIMCO
                                            Variable                        Variable                           Putnam
                                            Insurance                       Insurance                      Variable Trust
                                              Trust                           Trust                          (Class IA)
                                           Sub-Account                     Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                            PIMCO Real                       PIMCO Total                    VT High Yield
                                              Return                           Return                        (Class IA)
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           279  $            89  $         2,686  $         1,332  $         1,858  $         1,123
Net realized gains (losses)               206               48              320              759             (127)             (16)
Change in unrealized gains
   (losses)                              (447)             (51)            (574)          (1,188)             807             (494)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                  38               86            2,432              903            2,538              613
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                8,014            4,969           39,193           37,489           15,407           18,419
Payments on termination                     -                -             (559)            (895)          (2,846)          (1,357)
Loans - net                                 -                -                -                -                -                -
Records maintenance charge             (3,510)            (679)         (17,976)         (16,098)          (7,335)          (8,220)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                     68              237              851               36             (464)             836
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                         4,572            4,527           21,509           20,532            4,762            9,678
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               4,610            4,613           23,941           21,435            7,300           10,291

NET ASSETS AT BEGINNING OF
   PERIOD                               4,788              175           47,689           26,254           21,207           10,916
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $         9,398  $         4,788  $        71,630  $        47,689  $        28,507  $        21,207
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 433               16            3,969            2,235            1,495              796
         Units issued                     526              445            1,881            1,862              593              825
         Units redeemed                  (116)             (28)            (109)            (128)            (271)            (126)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                           843              433            5,741            3,969            1,817            1,495
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------

                                                                                                                        Scudder
                                                                                                                        Variable
                                                             Putnam                                                    Insurance
                                                         Variable Trust                         Rydex                    Trust
                                                           (Class IA)                      Variable Trust              (Class A)
                                                           Sub-Account                       Sub-Account              Sub-Account
                                                --------------------------------  --------------------------------  ---------------

                                                        VT International
                                                           Growth and                                                 EAFE Equity
                                                             Income                         Rydex Sector                 Index
                                                           (Class IA)                         Rotation                 (Class A)
                                                --------------------------------  --------------------------------  ---------------

                                                      2006             2005             2006             2005           2005 (q)
                                                ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                    $           103  $            30  $             -  $             -  $            35
Net realized gains (losses)                                 351              117            1,725              135              134
Change in unrealized gains (losses)                       1,638              661              281            1,553             (142)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from operations                                        2,092              808            2,006            1,688               27
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                                  5,140            5,400            9,432           10,282            1,149
Payments on termination                                    (493)            (104)            (232)             (75)               -
Loans - net                                                   -                -           (1,420)               -                -
Records maintenance charge                               (3,013)          (2,685)          (4,683)          (4,282)            (535)
Transfers among the sub-accounts
   and with the Fixed Account - net                         (82)             640              177               41           (1,803)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from policy transactions                               1,552            3,251            3,274            5,966           (1,189)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                         3,644            4,059            5,280            7,654           (1,162)

NET ASSETS AT BEGINNING OF PERIOD                         6,602            2,543           14,996            7,342            1,162
                                                ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                     $        10,246  $         6,602  $        20,276  $        14,996  $             -
                                                ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                                317              140              871              485               67
         Units issued                                       143              247              492              468               40
         Units redeemed                                     (74)             (70)            (306)             (82)            (107)
                                                ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of period                       386              317            1,057              871                -
                                                ===============  ===============  ===============  ===============  ===============

(q) For period beginning January 1, 2005 and ended July 25, 2005

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------

                                                    Scudder                T. Rowe Price                     T. Rowe Price
                                                    Variable              Equity Series,                    Equity Series,
                                                    Series I                   Inc.                              Inc.
                                                  Sub-Account               Sub-Account                       Sub-Account
                                                ---------------  --------------------------------  --------------------------------

                                                                           T. Rowe Price
                                                                             Blue Chip                       T. Rowe Price
                                                    Balanced                  Growth                         Equity Income
                                                ---------------  --------------------------------  --------------------------------

                                                    2005 (o)           2006             2005             2006             2005
                                                ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS
Net investment income (loss)                    $         1,131  $            96  $            16  $         1,287  $           644
Net realized gains (losses)                                (532)             112               33            2,815            2,309
Change in unrealized gains (losses)                      (1,457)           2,392            1,019            9,971           (1,102)
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from operations                                         (858)           2,600            1,068           14,073            1,851
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS
   FROM POLICY TRANSACTIONS
Deposits                                                 12,860           23,327           14,181           69,672           51,511
Payments on termination                                       -             (240)               -           (1,849)          (1,335)
Loans - net                                                   -                -                -                -                -
Records maintenance charge                               (4,259)          (7,381)          (3,688)         (29,841)         (20,485)
Transfers among the sub-accounts
   and with the Fixed Account - net                     (37,090)            (414)             (23)             183              757
                                                ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net assets
   from policy transactions                             (28,489)          15,292           10,470           38,165           30,448
                                                ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS                       (29,347)          17,892           11,538           52,238           32,299

NET ASSETS AT BEGINNING OF PERIOD                        29,347           16,133            4,595           52,352           20,053
                                                ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD                     $             -  $        34,025  $        16,133  $       104,590  $        52,352
                                                ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at beginning of
      period                                              2,338            1,396              421            3,119            1,242
      Units issued                                          764            1,401            1,031            2,375            2,060
      Units redeemed                                     (3,102)            (112)             (56)            (256)            (183)
                                                ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end of period                         -            2,685            1,396            5,238            3,119
                                                ===============  ===============  ===============  ===============  ===============

(o) On April 29, 2005, Scudder Balanced merged into DWS VIP Balanced A

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                        The Universal                     The Universal                     The Universal
                                        Institutional                     Institutional                     Institutional
                                         Funds, Inc.                       Funds, Inc.                       Funds, Inc.
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                                                                                           Van Kampen UIF
                                       Van Kampen UIF                    Van Kampen UIF                       U.S. Real
                                        Equity Growth                      High Yield                          Estate
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $             -  $            21  $           913  $           507  $           302  $           188
Net realized gains (losses)                27               11               (8)             (22)           2,651              645
Change in unrealized gains
   (losses)                               646              948               31             (381)           6,082            1,947
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 673              980              936              104            9,035            2,780
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                               11,918            6,877            7,212            7,731           22,578           18,267
Payments on termination                  (197)               -             (670)            (429)          (3,303)            (355)
Loans - net                                 -                -                -                -                -                -
Records maintenance charge             (4,528)          (2,766)          (3,878)          (3,798)         (11,059)          (7,072)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                    571            1,305              648              874             (504)            (136)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                         7,764            5,416            3,312            4,378            7,712           10,704
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               8,437            6,396            4,248            4,482           16,747           13,484

NET ASSETS AT BEGINNING OF
   PERIOD                               8,251            1,855            8,782            4,300           20,561            7,077
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        16,688  $         8,251  $        13,030  $         8,782  $        37,308  $        20,561
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 655              170              656              325              918              370
      Units issued                        654              506              316              384              462              649
      Units redeemed                      (36)             (21)             (76)             (53)            (174)            (101)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         1,273              655              896              656            1,206              918
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                           Van Eck
                                          Worldwide                          Van Eck                           Van Eck
                                          Insurance                     Van Eck Worldwide                     Worldwide
                                            Trust                        Insurance Trust                   Insurance Trust
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                           Van Eck
                                          Worldwide                          Van Eck
                                          Absolute                          Worldwide                          Van Eck
                                           Return                       Emerging Markets                Worldwide Hard Assets
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $            16  $             -  $            38  $            25  $             1  $             -
Net realized gains (losses)                11                -              802               35               50                -
Change in unrealized gains
   (losses)                               193               (1)           2,100            1,210              729               34
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 220               (1)           2,940            1,270              780               34
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                  940              645            7,545            2,850           10,674              403
Payments on termination                     -                -                -                -                -                -
Loans - net                                 -                -               (1)               -                -                -
Records maintenance charge               (403)            (268)          (3,103)            (543)          (1,904)            (236)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                      -               (1)             (19)              19              609               24
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                           537              376            4,422            2,326            9,379              191
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                                 757              375            7,362            3,596           10,159              225

NET ASSETS AT BEGINNING OF
   PERIOD                               2,385            2,010            5,652            2,056              225                -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $         3,142  $         2,385  $        13,014  $         5,652  $        10,384  $           225
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 240              202              336              161               12                -
      Units issued                         82               60              274              189              435               12
      Units redeemed                      (31)             (22)             (55)             (14)             (11)               -
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                           291              240              555              336              436               12
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Van Kampen
                                         Van Kampen                        Van Kampen                           Life
                                            Life                              Life                           Investment
                                         Investment                        Investment                           Trust
                                            Trust                             Trust                          (Class II)
                                         Sub-Account                       Sub-Account                       Sub-Account
                              --------------------------------  --------------------------------  --------------------------------

                                                                                                           LIT Aggressive
                                                                         LIT Growth and                        Growth
                                       LIT Government                        Income                          (Class II)
                              --------------------------------  --------------------------------  --------------------------------

                                    2006             2005             2006             2005             2006             2005
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS
Net investment income (loss)  $           322  $           101  $           545  $           233  $             -  $             -
Net realized gains (losses)                (9)              (2)           3,454              695              634               47
Change in unrealized gains
   (losses)                                20               35            4,305            2,184             (274)             606
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from operations                 333              134            8,304            3,112              360              653
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS FROM POLICY
   TRANSACTIONS
Deposits                                9,137            6,327           37,890           36,361           12,802            3,611
Payments on termination                     -              (30)          (4,126)          (1,016)               -                -
Loans - net                                 -                -             (512)               -                -                -
Records maintenance charge             (5,206)          (3,094)         (18,533)         (15,325)          (3,110)          (1,367)
Transfers among the
   sub-accounts and with the
   Fixed Account - net                  1,354            1,992              (30)             (51)             100                9
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

Increase (decrease) in net
   assets from  policy
   transactions                         5,285            5,195           14,689           19,969            9,792            2,253
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET
   ASSETS                               5,618            5,329           22,993           23,081           10,152            2,906

NET ASSETS AT BEGINNING OF
   PERIOD                               6,535            1,206           40,140           17,059            7,430            4,524
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD   $        12,153  $         6,535  $        63,133  $        40,140  $        17,582  $         7,430
                              ===============  ===============  ===============  ===============  ===============  ===============

UNITS OUTSTANDING
   Units outstanding at
      beginning of period                 607              116            2,355            1,101              594              402
      Units issued                        538              526            1,100            1,454              770              226
      Units redeemed                      (52)             (35)            (268)            (200)             (23)             (34)
                              ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
   Units outstanding at end
      of period                         1,093              607            3,187            2,355            1,341              594
                              ===============  ===============  ===============  ===============  ===============  ===============

See notes to financial statements.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Allstate Life of New York Variable Life Separate Account A (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Allstate Life Insurance Company of New York ("Allstate New York"). The assets of the Account are legally segregated from those of Allstate New York. Allstate New York is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation. These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP").

     Allstate New York issues two life insurance policies, the Consultant Protector and the Consultant Accumulator (collectively the "Policies"), the deposits of which are invested at the direction of the policyholders in the sub-accounts that comprise the Account. Absent any Policy provisions wherein Allstate New York contractually guarantees a specified death benefit, variable life policyholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

     AIM VARIABLE INSURANCE FUNDS            JANUS ASPEN SERIES (SERVICE SHARES)
        AIM V.I. Basic Value                    Balanced (Service Shares)
        AIM V.I. Capital Appreciation           Foreign Stock (Service Shares)
        AIM V.I. Core Equity (Started on        Mid Cap Value (Service Shares)
           April 28, 2006)                      Risk-Managed Core (Service
        AIM V.I. Demographic Trends                Shares)
           (Merged into AIM V.I. Capital        Small Company Value (Service
           Appreciation on November 3,             Shares)
           2006)                                Worldwide Growth (Service
        AIM V.I. Mid Cap Core Equity               Shares)
        AIM V.I. Premier Equity (Merged      LAZARD RETIREMENT SERIES, INC.
           into AIM V.I. Core Equity on         Emerging Markets
           April 28, 2006)                   LEGG MASON PARTNERS PORTFOLIO I,
     THE ALGER AMERICAN FUND                    INC (PREVIOUSLY KNOWN AS SALOMON
        Alger Growth                            BROTHERS VARIABLE SERIES FUND,
        Alger Leveraged AllCap                  INC.)
        Alger MidCap Growth                     Legg Mason Variable All Cap
     DWS INVESTMENTS VARIABLE INSURANCE            Portfolio I (Previously known
        TRUST (PREVIOUSLY KNOWN AS SCUDDER         as All Cap)
        VARIABLE INSURANCE TRUST                Legg Mason Variable Global High
        (CLASS A))                                 Yield Bond II (Previously
        DWS VIP Equity 500 Index A                 known as High Yield Bond)
           (Previously known as Equity 500      Legg Mason Variable Investors
           Index (Class A))                        Portfolio I (Previously known
        DWS VIP Small Cap Index A                  as Investors)
           (Previously known as Small Cap    MFS VARIABLE INSURANCE TRUST
           Index (Class A))                     MFS High Income
     DWS VARIABLE SERIES II (PREVIOUSLY         MFS Investors Growth Stock
        KNOWN AS SCUDDER VARIABLE               MFS Investors Trust
        SERIES II)                              MFS New Discovery
        DWS VIP Balanced A (Previously          MFS Total Return
           known as Total Return)               MFS Utilities
     FIDELITY VARIABLE INSURANCE PRODUCTS       MFS Value
        FUND                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
        VIP Asset Manager                       Oppenheimer Global Securities
        VIP Contrafund                          Oppenheimer Main Street Small
        VIP Equity-Income                          Cap Growth
        VIP Growth                              Oppenheimer MidCap Fund
        VIP Index 500                              (Previously known as
        VIP Investment Grade Bond                  Oppenheimer Aggressive
        VIP Money Market                           Growth)
        VIP Overseas                         PANORAMA SERIES FUND, INC.
     JANUS ASPEN SERIES                         Oppenheimer International Growth
        Forty Portfolio

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     PIMCO ADVISORS VARIABLE INSURANCE       SCUDDER VARIABLE SERIES I
        TRUST                                   Balanced (Merged into DWS VIP
        NFJ Small Cap Value (Closed May 1,         Balanced A on April 29, 2005)
           2005)                             T. ROWE PRICE EQUITY SERIES, INC.
        OpCap Balanced                          T. Rowe Price Blue Chip Growth
        OpCap Renaissance*                      T. Rowe Price Equity Income
        OpCap Small Cap                      THE UNIVERSAL INSTITUTIONAL FUNDS,
        PEA Science and Technology (Closed      INC.
           May 1, 2005)                         Van Kampen UIF Equity Growth
     PIMCO VARIABLE INSURANCE TRUST             Van Kampen UIF High Yield
        Foreign Bond                            Van Kampen UIF U.S. Real Estate
        Money Market                         VAN ECK WORLDWIDE INSURANCE TRUST
        PIMCO Real Return                       Van Eck Worldwide Absolute
        PIMCO Total Return                         Return
     PUTNAM VARIABLE TRUST (CLASS IA)           Van Eck Worldwide Emerging
        VT High Yield (Class IA)                   Markets
        VT International Growth and Income      Van Eck Worldwide Hard Assets
           (Class IA)                        VAN KAMPEN LIFE INVESTMENT TRUST
     RYDEX VARIABLE TRUST                       LIT Government
        Rydex Sector Rotation                   LIT Growth and Income
     SCUDDER VARIABLE INSURANCE TRUST        VAN KAMPEN LIFE INVESTMENT TRUST
        (CLASS A)                               (CLASS II)
        EAFE Equity Index (Class A)             LIT Aggressive Growth (Class II)
           (Closed July 25, 2005)

     * Fund was available, but had no assets as of December 31, 2006

     The net assets are affected by the investment results of each fund, transactions by policyholders and certain contract expenses (see Note 3). The accompanying financial statements include only policyholders' purchase payments applicable to the variable portions of their policies and exclude any purchase payments directed by the contractholder to the fixed account ("Fixed Account") in which the contractholders earn a fixed rate of return.

     A policyholder may choose from among a number of different underlying mutual fund portfolio options. The underlying mutual fund portfolios are not available to the general public directly. These portfolios are available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies, or in certain cases, through participation in certain qualified pension or retirement plans.

     Some of these underlying mutual fund portfolios have been established by investment advisers that manage publicly traded mutual funds that have similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on net asset values of the Funds, which value their investment securities at fair value. The difference between cost and current market prices of shares owned on the day of measurement is recorded as unrealized gain or loss on investments.

     DIVIDENDS - Dividends declared by the Funds are recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses on fund shares represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis. Distributions of net realized gains earned by the Funds are recorded on the Funds' ex-distribution date.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined by the Internal Revenue Code of 1986 ("Code"). In order to qualify as a segregated asset account, each sub-account is required to satisfy the diversification requirements of Section 817(h) of the Code. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The operations of the Account are included in the tax return of Allstate New York. Allstate New York is taxed as a life insurance company under the Code and joins with The Allstate Corporation and its eligible domestic subsidiaries in the filing of a consolidated federal income tax return. No federal income taxes are allocable to the Account, as the Account did not generate taxable income.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures in the accompanying notes. Actual results could differ from those estimates.

     PENDING ACCOUNTING STANDARD - In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157") which redefines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 applies where other accounting pronouncements require or permit fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The effects of adoption will be determined by the types of instruments carried at fair value in the Account's financial statements at the time of adoption as well as the method utilized to determine their fair values prior to adoption. Based on the Account's current use of fair value measurements, SFAS No. 157 is not expected to have a material effect on the financial statements of the Account.

3.   EXPENSES

     SURRENDER CHARGE - In the event the policy is surrendered, a withdrawal charge may be imposed. The charge is assessed if the Policy is surrendered during a specified time, which ranges from 9 to 14 years depending upon the Policy, and varies based upon several variables including the policyholder's age and Account value at the time of surrender. This charge ranges from $3.32 to $46.90 per $1,000 of face amount. The amounts are included in payments on terminations.

     MONTHLY DEDUCTIONS - On each monthly deduction day (the same day in each month as the Issue Date, or the last day of the month if a month does not have that day), Allstate New York will deduct from the policy value an amount to cover certain charges and expenses incurred in connection with the policy. The monthly deduction is intended to compensate Allstate New York for expenses incurred in connection with the cost of insurance, mortality and expense risk charges, administrative expense charges, and policy fees. The monthly deductions are recognized as redemption of units and are as follows:

     COST OF INSURANCE - On all policies, Allstate New York charges each policyholder monthly for cost of insurance. The cost of insurance is determined based upon several variables, including the policyholder's age and sex, the policy year, the face amount and the underwriting class.

     MORTALITY AND EXPENSE RISK CHARGE - The mortality and expense risk charge covers insurance benefits available with the policies and certain expenses of the policies. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the policies. Allstate New York deducts charges daily at a rate ranging from 0.15% to 0.55% per annum of the net policy value and vary based on the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     ADMINISTRATIVE EXPENSE CHARGE - Allstate New York deducts an administrative expense charge on a monthly basis to cover expenses incurred in evaluating the insured persons' risk, issuing the policy, and sales expenses. The annual amount of this charge ranges from $0.20 to $2.50 per $1,000 of face amount depending upon the policy and the policy year.

     POLICY FEE - On all policies, Allstate New York deducts a policy fee on a monthly basis to cover expenses such as salaries, postage and periodic reports. This fee ranges from $6.25 to $16.50 per month depending upon the policy and the policy year.

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS

     The cost of purchases of investments for the year ended December 31, 2006 were as follows:

                                                                    Purchases
                                                                 ---------------
Investments in the AIM Variable Insurance Funds
   Sub-Accounts:
      AIM V. I. Basic Value                                      $        13,953
      AIM V. I. Capital Appreciation (a)                                  49,140
      AIM V. I. Core Equity (b) (c)                                        2,624
      AIM V. I. Demographic Trends (a)                                    12,260
      AIM V. I. MidCap Core Equity                                        17,015
      AIM V. I. Premier Equity (c)                                            37

Investments in the The Alger American Fund Sub-Accounts:
      Alger Growth                                                        26,081
      Alger Leveraged AllCap                                              28,806
      Alger MidCap Growth                                                 46,995

Investments in the DWS Investments Variable Insurance
   Trust Sub-Accounts (d):
      DWS VIP Equity 500 Index A (e)                                      19,788
      DWS VIP Small Cap Index A (f)                                       13,365

Investments in the DWS Variable Series II Sub-Account (g):
      DWS VIP Balanced A (h)                                              11,219

Investments in the Fidelity Variable Insurance Products
   Fund Sub-Accounts:
      VIP Asset Manager                                                   13,868
      VIP Contrafund                                                      93,208
      VIP Equity-Income                                                   87,621
      VIP Growth                                                          74,426
      VIP Index 500                                                      282,482
      VIP Investment Grade Bond                                           32,176
      VIP Money Market                                                    44,483
      VIP Overseas                                                        30,151

Investments in the Janus Aspen Series Sub-Account:
      Forty Portfolio                                                      6,838

Investments in the Janus Aspen Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)                                           33,387

(a) On November 3, 2006, AIM V. I. Demographic Trends merged into AIM V. I. Capital Appreciation
(b) For period beginning April 28, 2006 and ended December 31, 2006
(c) On April 28, 2006, AIM V. I. Premier Equity merged into AIM V. I. Core Equity
(d) Previously known as Scudder Variable Insurance Trust (Class A)
(e) Previously known as Equity 500 Index (Class A)
(f) Previously known as Small Cap Index (Class A)
(g) Previously known as Scudder Variable Series II
(h) Previously known as Total Return

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                    Purchases
                                                                 ---------------
Investments in the Janus Aspen Series
   (Service Shares) Sub-Accounts (continued):
      Foreign Stock (Service Shares)                             $        12,694
      Mid Cap Value (Service Shares)                                      12,667
      Risk-Managed Core (Service Shares)                                     475
      Small Company Value (Service Shares)                                 4,577
      Worldwide Growth (Service Shares)                                    5,844

Investments in the Lazard Retirement Series, Inc. Sub-Account:
      Emerging Markets                                                     4,436

Investments in the Legg Mason Partners Variable Portfolios I,
   Inc  Sub-Accounts (i):
      Legg Mason Variable All Cap Portfolio I (j)                         13,908
      Legg Mason Variable Global High Yield Bond II (k)                   15,282
      Legg Mason Variable Investors Portfolio I (l)                        1,081

Investments in the MFS Variable Insurance Trust Sub-Accounts:
      MFS High Income                                                      5,815
      MFS Investors Growth Stock                                           5,477
      MFS Investors Trust                                                  1,205
      MFS New Discovery                                                   15,972
      MFS Total Return                                                    13,137
      MFS Utilities                                                        6,875
      MFS Value                                                            5,647

Investments in the Oppenheimer Variable Account Funds
   Sub-Accounts:
      Oppenheimer Global Securities                                       49,033
      Oppenheimer Main Street Small Cap Growth                            58,477
      Oppenheimer MidCap Fund (m)                                         11,577

Investments in the Panorama Series Fund, Inc. Sub-Account:
      Oppenheimer International Growth                                     8,811

Investments in the PIMCO Advisors Variable Insurance Trust
   Sub-Accounts:
      OpCap Balanced                                                       6,983
      OpCap Small Cap                                                     12,342

(i) Previously known as Salomon Brothers Variable Series Fund, Inc.
(j) Previously known as All Cap
(k) Previously known as High Yield Bond
(l) Previously known as Investors
(m) Previously known as Oppenheimer Aggressive Growth

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4.   PURCHASES OF INVESTMENTS (CONTINUED)

                                                                    Purchases
                                                                 ---------------
Investments in the PIMCO Variable Insurance Trust
   Sub-Accounts:
      Foreign Bond                                               $         7,087
      Money Market                                                        59,707
      PIMCO Real Return                                                    6,365
      PIMCO Total Return                                                  25,947

Investments in the Putnam Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)                                            10,589
      VT International Growth and Income (Class IA)                        3,413

Investments in the Rydex Variable Trust Sub-Account:
      Rydex Sector Rotation                                                9,668

Investments in the T. Rowe Price Equity Series, Inc.
   Sub-Accounts:
      T. Rowe Price Blue Chip Growth                                      16,725
      T. Rowe Price Equity Income                                         46,644

Investments in the The Universal Institutional Funds, Inc.
   Sub-Accounts:
      Van Kampen UIF Equity Growth                                         8,211
      Van Kampen UIF High Yield                                            5,291
      Van Kampen UIF U.S. Real Estate                                     14,252

Investments in the Van Eck Worldwide Insurance Trust
   Sub-Accounts:
      Van Eck Worldwide Absolute Return                                      873
      Van Eck Worldwide Emerging Markets                                   6,135
      Van Eck Worldwide Hard Assets                                        9,672

Investments in the Van Kampen Life Investment Trust
   Sub-Accounts:
      LIT Government                                                       6,179
      LIT Growth and Income                                               23,308

Investments in the Van Kampen Life Investment Trust
   (Class II) Sub-Account:
      LIT Aggressive Growth (Class II)                                    10,723
                                                                 ---------------

                                                                 $     1,483,027
                                                                 ===============

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS

     A summary of units outstanding, accumulation unit fair values, net assets, net investment income ratios, and total return ratios by sub-accounts is presented below for each of the four years in the period ended December 31, 2006.

     ITEMS IN THE FOLLOWING TABLE ARE NOTATED AS FOLLOWS:

     * INVESTMENT INCOME RATIO - These amounts represent dividends, excluding realized gain distributions, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in a reduction in the accumulation unit values or redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying mutual fund in which the sub-account invests. The investment income ratio for each product may differ due to the timing of policy transactions.

     ** TOTAL RETURN - These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund. The products currently sold through the Account do not contain expenses assessed through the reduction in the accumulation unit values. The ratio does not include any expenses assessed through the redemption of units.

          Sub-accounts with a date notation indicate the effective date of that investment option in the Account. The investment income ratio and total return are calculated for the period or from the effective date through the end of the reporting period. The investment income ratio for closed funds is calculated from the beginning of period, or from the effective date, through the last day the fund was open.

                                                        At December 31,               For the year ended December 31,
                                           ----------------------------------------  ---------------------------------

                                                        Accumulation                  Investment          Total
                                            Units     Unit Fair Value    Net Assets  Income Ratio*       Return**
                                           -------  -------------------  ----------  -------------  ------------------
Investments in the AIM
   Variable Insurance
   Funds Sub-Accounts:
         AIM V. I. Basic Value
               2006                          1,792  $             13.06  $   23,409           0.51%              13.20%
               2005                            871                11.54      10,047           0.13                5.74
               2004 (r)                        317                10.91       3,463           0.00                9.12
         AIM V. I. Capital
            Appreciation
               2006 (a)                      4,506                12.62      56,862           0.10                6.30
               2005                            593                11.87       7,040           0.10                8.84
               2004 (r)                         97                10.91       1,056           0.00                9.09
         AIM V. I. Core Equity
               2006 (b) (c)                    185                10.92       2,016           0.89                9.16
         AIM V. I. Demographic
            Trends
               2006 (a)                          -                  N/A           -           0.00                4.24
               2005                          1,645                16.28      26,778           0.00                6.21
               2004                          1,020                15.33      15,638           0.00                8.25
               2003 (s)                         36                14.16         505           0.00               12.53

(a) On November 3, 2006, AIM V.I. Demographic Trends merged into AIM V.I. Capital Appreciation
(b) For period beginning April 28, 2006 and ended December 31, 2006
(c) On April 28, 2006, AIM V.I. Premier Equity merged into AIM V.I. Core Equity
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------

                                                                   Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the AIM
   Variable Insurance
   Funds Sub-Accounts (continued):
      AIM V. I. Mid Cap Core
         Equity
            2006                                        1,911  $             13.09  $   25,023           1.31%              11.24%
            2005                                          822                11.77       9,674           0.71                7.62
            2004 (r)                                      356                10.94       3,891           0.31                9.37
      AIM V. I. Premier Equity
            2006 (c)                                        -                  N/A           -           1.16                5.57
            2005                                            6                11.40          66           1.43                5.65
            2004 (r)                                        -                10.79           -           0.00                7.91

Investments in The Alger American
   Fund Sub-Accounts:
      Alger Growth
            2006                                        5,533                13.55      74,995           0.11                5.15
            2005                                        3,871                12.89      49,900           0.21               12.03
            2004                                        1,852                11.51      21,304           0.00                5.50
            2003 (s)                                      178                10.91       1,945           0.00               13.77
      Alger Leveraged AllCap
            2006                                        3,837                19.04      73,051           0.00               19.26
            2005                                        2,603                15.96      41,550           0.00               14.45
            2004                                        1,732                13.95      24,158           0.00                8.19
            2003 (s)                                      342                12.89       4,409           0.00               11.07
      Alger MidCap Growth
            2006                                        5,238                22.32     116,923           0.00               10.14
            2005                                        3,654                20.27      74,044           0.00                9.82
            2004                                        1,804                18.45      33,284           0.00               13.04
            2003 (s)                                      233                16.32       3,808           0.00               17.57

Investments in the DWS Investments
   Variable Insurance Trust
   Sub-Accounts (d):
      DWS VIP Equity 500 Index A (e)
            2006                                        3,683                18.16      66,895           1.14               15.52
            2005                                        2,838                15.72      44,621           1.53                4.68
            2004                                        1,831                15.02      27,505           0.81               10.59
            2003 (s)                                      297                13.58       4,030           0.00               12.79

(c) On April 28, 2006, AIM V.I. Premier Equity merged into AIM V.I. Core Equity
(d) Previously known as Variable Insurance Trust (Class A)
(e) Previously known as Equity 500 Index (Class A)
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------

                                                                   Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the DWS Investments
   Variable Insurance Trust
   Sub-Accounts (continued) (d):
      DWS VIP Small
         Cap Index A (f)
            2006                                        1,733  $             22.59  $   39,141           0.64%              17.49%
            2005                                        1,352                19.23      26,000           0.59                4.26
            2004                                          908                18.44      16,751           0.28               17.76
            2003 (s)                                      275                15.66       4,304           0.00               18.37

Investments in the DWS Variable
   Series II Sub-Account (g):
      DWS VIP Balanced A (h)
            2006                                        3,197                11.79      37,674           4.12               10.24
            2005 (n) (o)                                3,991                10.69      42,664           0.00                6.91

Investments in the Fidelity
   Variable Insurance Products
   Fund Sub-Accounts:
      VIP Asset Manager
            2006                                        1,267                14.09      17,843           1.17                7.32
            2005                                          371                13.13       4,877           0.06                4.04
            2004 (r)                                        3                12.62          36           0.00                5.47
      VIP Contrafund
            2006                                        9,128                20.59     187,947           1.38               11.72
            2005                                        5,444                18.43     100,339           0.20               16.94
            2004                                        2,939                15.76      46,318           0.10               15.48
            2003 (s)                                      465                13.65       6,342           0.00               13.49
      VIP Equity-Income
            2006                                        8,963                18.31     164,156           3.24               20.19
            2005                                        5,517                15.24      84,066           1.03                5.87
            2004                                        2,346                14.39      33,765           0.32               11.53
            2003 (s)                                      200                12.91       2,575           0.00               14.70
      VIP Growth
            2006                                       14,114                12.77     180,207           0.29                6.85
            2005                                        8,371                11.95     100,028           0.34                5.80
            2004                                        4,224                11.29      47,707           0.04                3.38
            2003 (s)                                      277                10.93       3,021           0.00               13.66

(d) Previously known as Scudder Variable Insurance Trust (Class A)
(f) Previously known as Small Cap Index (Class A)
(g) Previously known as Scudder Variable Series II
(h) Previously known as Total Return
(n) For period beginning April 29, 2005 and ended December 31, 2005
(o) On April 29, 2005, Balanced merged into DWS VIP Balanced A
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

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NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------
                                                                  Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets  Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the Fidelity
   Variable Insurance Products Fund
   Sub-Accounts (continued):
      VIP Index 500
         2006                                          13,708  $             14.69  $  201,390           0.39%              15.73%
         2005                                           1,886                12.69      23,940           0.84                4.82
         2004 (r)                                         520                12.11       6,294           0.00               10.61
      VIP Investment Grade Bond
         2006                                           5,676                11.56      65,622           2.87                4.35
         2005                                           3,038                11.08      33,664           2.46                2.19
         2004                                           1,388                10.84      15,048           0.85                4.45
         2003 (s)                                         121                10.38       1,255           0.00                4.20
      VIP Money Market
         2006                                           2,725                13.34      36,363           6.02                4.88
         2005                                           1,123                12.72      14,290           3.35                3.04
         2004 (r)                                          10                12.35         119           0.00                1.21
      VIP Overseas
         2006                                           3,478                17.51      60,912           0.62               18.08
         2005                                           1,815                14.83      26,913           0.40               19.05
         2004                                             865                12.46      10,777           0.28               13.63
         2003 (s)                                          73                10.96         802           0.00               21.61

Investments in the Janus Aspen
   Series Sub-Account:
      Forty Portfolio
         2006                                             740                14.19      10,499           0.41                9.35
         2005                                             292                12.97       3,791           0.25               12.85
         2004 (r)                                          64                11.50         735           0.27               14.97

Investments in the Janus Aspen
   Series (Service Shares)
   Sub-Accounts:
      Balanced (Service Shares)
         2006                                           4,828                15.02      72,521           2.13               10.41
         2005                                           2,695                13.60      36,665           2.31                7.66
         2004                                           1,172                12.64      14,806           3.42                8.29
         2003 (s)                                          73                11.67         853           1.17                8.24

(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------
                                                                  Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets  Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the Janus Aspen
   Series (Service Shares)
   Sub-Accounts (continued):
      Foreign Stock
         (Service Shares)
         2006                                           1,302  $             15.48  $   20,154           1.90%              18.06%
         2005                                             562                13.11       7,374           0.78                6.24
         2004                                             245                12.34       3,028           0.30               18.22
         2003 (s)                                          24                10.44         252           0.00               17.99
      Mid Cap Value
         (Service Shares)
         2006                                           1,029                14.47      14,894           2.89               15.06
         2005                                             334                12.58       4,207           8.81               10.00
         2004 (r)                                           7                11.44          86           0.00               14.35
      Risk-Managed Core
         (Service Shares)
         2006                                              75                14.10       1,061           0.11               10.77
         2005                                              58                12.73         732          12.50               10.91
         2004 (r)                                           -                11.48           -           0.00               14.80
      Small Company Value
         (Service Shares)
         2006                                             354                13.50       4,778           0.00               21.87
         2005 (n)                                          49                11.07         548           0.00               10.74
      Worldwide Growth
         (Service Shares)
         2006                                             995                17.51      17,427           1.66               17.94
         2005                                             700                14.84      10,387           1.41                5.57
         2004                                             266                14.06       3,738           1.30                4.53
         2003 (s)                                           9                13.45         117           0.00               13.59

Investments in the Lazard
   Retirement Series, Inc.
   Sub-Account:
      Emerging Markets
         2006                                             353                38.68      13,647           0.49               29.95
         2005                                             290                29.77       8,642           0.36               40.78
         2004                                             163                21.15       3,443           0.62               30.59
         2003 (s)                                           6                16.19          94           0.00               27.06

(n) For period beginning April 29, 2005 and ended December 31, 2005
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------
                                                                  Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets  Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investment in the Legg Mason
   Partners Variable Portfolios I,
   Inc. Sub-Accounts (i):
      Legg Mason Variable All Cap
         Portfolio I (j)
         2006                                           2,322  $             19.79  $   45,954           1.53%              18.11%
         2005                                           1,822                16.75      30,525           1.08                4.05
         2004                                           1,077                16.10      17,336           0.95                8.31
         2003 (s)                                          62                14.87         929           0.43               15.84
      Legg Mason Variable Global High
         Yield Bond II (k)
         2006                                           2,015                12.69      25,572           7.73               10.64
         2005                                           1,046                11.47      12,003          10.16                3.81
         2004 (r)                                         167                11.05       1,847          11.80               10.50
      Legg Mason Variable Investors
         Portfolio I (l)
         2006                                             145                13.92       2,011           2.12               18.26
         2005                                              70                11.77         820           2.24                6.53
         2004 (r)                                           3                11.05          37           5.41               10.46

Investments in the MFS Variable
   Insurance Trust Sub-Accounts:
      MFS High Income
         2006                                             552                12.23       6,750           3.73               10.37
         2005                                              97                11.08       1,076           4.10                2.16
         2004 (r)                                           -                10.85           -           0.00                8.47
      MFS Investors Growth Stock
         2006                                             672                12.36       8,302           0.00                7.58
         2005                                             240                11.49       2,758           0.27                4.49
         2004 (r)                                          63                10.99         698           0.00                9.94
      MFS Investors Trust
         2006                                             167                13.13       2,195           0.42               12.99
         2005                                              98                11.62       1,141           0.73                7.31
         2004 (r)                                          12                10.83         133           0.00               11.35
      MFS New Discovery
         2006                                           1,860                21.36      39,730           0.00               13.22
         2005                                           1,222                18.87      23,068           0.00                5.25
         2004                                             711                17.93      12,744           0.00                6.52
         2003 (s)                                          34                16.38         579           0.00               13.31

(i) Previously known as Salomon Brothers Variable Series Fund, Inc.
(j) Previously known as All Cap
(k) Previously known as High Yield Bond
(l) Previously known as Investors
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------
                                                                   Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the MFS Variable
   Insurance Trust Sub-Accounts:
      MFS Total Return
            2006                                        1,099  $             18.05  $   19,845           1.78%              11.89%
            2005                                          434                16.13       7,000           1.31                2.82
            2004 (r)                                      100                15.69       1,572           0.00               11.33
      MFS Utilities
            2006                                        1,038                27.88      28,949           1.91               31.26
            2005                                        1,073                21.24      22,790           0.59               16.84
            2004                                          598                18.18      10,869           0.87               30.20
            2003 (s)                                      129                13.96       1,806           0.00               14.75
      MFS Value
            2006                                          898                14.60      13,102           1.05               20.84
            2005                                          502                12.08       6,069           1.13                6.66
            2004 (r)                                       28                11.33         322           0.00               13.26

Investments in the Oppenheimer
   Variable Account Funds
   Sub-Accounts:
      Oppenheimer Global Securities
            2006                                        4,692                15.71      73,719           0.64               17.36
            2005                                        2,012                13.39      26,940           0.31               14.06
            2004 (r)                                      476                11.74       5,591           0.00               17.37
      Oppenheimer Main Street
         Small Cap Growth
            2006                                        6,948                23.13     160,723           0.13               15.00
            2005                                        4,636                20.12      93,255           0.00                9.92
            2004                                        2,321                18.30      42,485           0.00               19.42
            2003 (s)                                      289                15.32       4,436           0.00               18.83
      Oppenheimer MidCap
         Fund (m)
            2006                                          824                12.20      10,054           0.00                2.96
            2005 (n)                                       94                11.85       1,110           0.00               18.53

(m) Previously known as Oppenheimer Aggressive Growth
(n) For period beginning April 29, 2005 and ended December 31, 2005
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                    At December 31,               For the year ended December 31,
                                                       ----------------------------------------  ---------------------------------
                                                                    Accumulation                   Investment          Total
                                                        Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                       -------  -------------------  ----------  -------------  ------------------
Investments in the Panorama Series
   Fund, Inc. Sub-Account:
      Oppenheimer International
         Growth
            2006                                         1,035  $             30.39  $   31,469           0.54%              30.78%
            2005                                           782                23.24      18,178           0.67               14.06
            2004                                           365                20.37       7,432           0.34               17.85
            2003 (s)                                        11                17.29         184           0.00               24.44

Investments in the PIMCO
   Advisors Variable Insurance
   Sub-Accounts:
      NFJ Small Cap Value
            2005 (p)                                         -                  N/A           -           5.19                 N/A
            2004 (r)                                        42                12.15         511           3.91               21.51
      OpCap Balanced
            2006                                           573                12.41       7,115           0.11               10.80
            2005                                            27                11.20         306           0.00                2.74
            2004 (r)                                         -                10.90           -           0.00                9.04
      OpCap Renaissance
            2006                                             -                  N/A           -           0.00               11.37
            2005                                             -                11.03           -           0.00               -4.53
            2004 (r)                                         -                11.56           -           0.00               15.56
      OpCap Small Cap
            2006                                         2,306                15.16      34,961           0.00               24.08
            2005                                         1,773                12.22      21,653           0.00                0.06
            2004                                         1,018                12.21      12,425           0.02               17.88
            2003 (s)                                        71                10.36         733           0.00               15.77
      PEA Science and Technology
            2005 (p)                                         -                  N/A           -           0.00                 N/A
            2004                                         1,219                 8.45      10,305           0.00               -5.10
            2003 (s)                                        18                 8.91         164           0.00               17.36

Investments in the PIMCO Variable
   Insurance Trust Sub-Accounts:
      Foreign Bond
            2006                                         1,248                12.36      15,418           3.47                2.19
            2005                                           813                12.09       9,834           2.43                5.15
            2004                                           486                11.50       5,595           1.49                5.56
            2003 (s)                                       187                10.89       2,034           0.10                0.67

(p) For period beginning January 1, 2005 and ended May 1, 2005
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------
                                                                   Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the PIMCO Variable
   Insurance Trust Sub-Accounts
   (continued):
      Money Market
            2006                                        8,151  $             10.91  $   88,908           4.69%               4.62%
            2005                                        5,573                10.43      58,100           2.82                2.76
            2004                                        2,616                10.15      26,579           1.06                0.88
            2003 (s)                                      342                10.06       3,435           0.06                0.21
      PIMCO Real Return
            2006                                          843                11.14       9,398           3.93                0.71
            2005                                          433                11.07       4,788           3.60                2.08
            2004 (r)                                       16                10.84         175           0.00                8.39
      PIMCO Total Return
            2006                                        5,741                12.48      71,630           4.50                3.86
            2005                                        3,969                12.01      47,689           3.60                2.44
            2004                                        2,235                11.73      26,254           1.44                4.88
            2003 (s)                                      212                11.18       2,371           0.08                3.85

Investments in the Putnam
   Variable Trust (Class IA)
   Sub-Accounts:
      VT High Yield (Class IA)
            2006                                        1,817                15.69      28,507           7.47               10.60
            2005                                        1,495                14.19      21,207           6.99                3.47
            2004                                          796                13.71      10,916           4.09               10.99
            2003 (s)                                      122                12.35       1,501           0.00               11.78
      VT International Growth
         and Income (Class IA)
            2006                                          386                26.56      10,246           1.22               27.63
            2005                                          317                20.81       6,602           0.66               14.33
            2004                                          140                18.20       2,543           0.38               21.31
            2003 (s)                                        7                15.00         101           0.00               20.36

Investments in the Rydex
   Variable Trust Sub-Account:
      Rydex Sector Rotation
            2006                                        1,057                19.18      20,276           0.00               11.39
            2005                                          871                17.22      14,996           0.00               13.71
            2004                                          485                15.14       7,342           0.00               10.71
            2003 (s)                                       29                13.68         394           0.00               12.63

(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------

                                                                   Accumulation                   Investment         Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*      Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the Scudder Variable
   Insurance Trust (Class A) Sub-Account:
      EAFE Equity Index (Class A)
            2005 (q)                                        -  $               N/A  $        -           5.95%             N/A%
            2004                                           67                17.24       1,162           0.85            19.06
            2003 (s)                                        1                14.48           9           0.00            18.81

Investments in the Scudder
   Variable Series I Sub-Account:
      Balanced
            2005 (o)                                        -                  N/A           -           7.71              N/A
            2004                                        2,338                12.55      29,347           0.85             6.48
            2003 (s)                                      135                11.79       1,584           0.00             7.81

Investments in the T. Rowe Price
   Equity Series, Inc. Sub-Accounts:
      T. Rowe Price Blue Chip Growth
            2006                                        2,685                12.67      34,025           0.38             9.67
            2005                                        1,396                11.56      16,133           0.16             5.94
            2004 (r)                                      421                10.91       4,595           1.09             9.07
      T. Rowe Price Equity Income
            2006                                        5,238                19.97     104,590           1.64            18.97
            2005                                        3,119                16.78      52,352           1.78             3.92
            2004                                        1,242                16.15      20,053           1.82            14.92
            2003 (s)                                       81                14.05       1,143           0.35            13.19

Investments in The Universal
   Institutional Funds, Inc.
   Sub-Accounts:
      Van Kampen UIF Equity Growth
            2006                                        1,273                13.11      16,688           0.00             4.11
            2005                                          655                12.59       8,251           0.42            15.71
            2004 (r)                                      170                10.88       1,855           0.00             8.79
      Van Kampen UIF High Yield
            2006                                          896                14.54      13,030           8.37             8.62
            2005                                          656                13.39       8,782           7.76             1.06
            2004                                          325                13.25       4,300           4.92             9.48
            2003 (s)                                       37                12.10         455           0.00            11.13

(o) On April 29, 2005, Scudder Balanced merged into DWS VIP Balanced A
(q) For period beginning January 1, 2005 and ended July 25, 2005
(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------

                                                                   Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in The Universal Institutional
   Funds, Inc. Sub-Accounts (continued):
      Van Kampen UIF U.S.
         Real Estate
            2006                                        1,206  $             30.93  $   37,308           1.04%              38.04%
            2005                                          918                22.41      20,561           1.36               17.05
            2004                                          370                19.14       7,077           1.04               36.39
            2003 (s)                                       30                14.04         423           0.00               13.97

Investments in the Van Eck Worldwide
   Insurance Trust Sub-Accounts:
      Van Eck Worldwide
         Absolute Return
            2006                                          291                10.81       3,142           0.58                8.65
            2005                                          240                 9.95       2,385           0.00                0.20
            2004 (r)                                      202                 9.93       2,010           0.00               -0.71
      Van Eck Worldwide
         Emerging Markets
            2006                                          555                23.45      13,014           0.41               39.49
            2005                                          336                16.81       5,652           0.65               32.00
            2004 (r)                                      161                12.74       2,056           0.00               27.39
      Van Eck Worldwide
         Hard Assets
            2006                                          436                23.84      10,384           0.01               24.49
            2005                                           12                19.15         225           0.00               51.67
            2004 (r)                                        -                12.63           -           0.00               26.27

Investments in the Van Kampen
   Life Investment Trust Sub-Accounts:
      LIT Government
            2006                                        1,093                11.12      12,153           3.45                3.34
            2005                                          607                10.76       6,535           2.61                3.54
            2004 (r)                                      116                10.39       1,206           0.00                3.95
      LIT Growth and Income
            2006                                        3,187                19.81      63,133           1.06               16.23
            2005                                        2,355                17.04      40,140           0.81                9.99
            2004                                        1,101                15.49      17,059           0.33               14.38
            2003 (s)                                       83                13.55       1,129           0.00               13.13

(r) For period beginning April 30, 2004 and ended December 31, 2004
(s) For the period beginning August 15, 2003 and ended December 31, 2003

ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

5.   FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                   At December 31,               For the year ended December 31,
                                                      ----------------------------------------  ---------------------------------

                                                                   Accumulation                   Investment          Total
                                                       Units     Unit Fair Value    Net Assets   Income Ratio*       Return**
                                                      -------  -------------------  ----------  -------------  ------------------
Investments in the Van Kampen
   Life Investment Trust (Class II)
   Sub-Account:
      LIT Aggressive Growth (Class II)
            2006                                        1,341  $             13.12  $   17,582           0.00%               4.92%
            2005                                          594                12.50       7,430           0.00               11.11
            2004 (r)                                      402                11.25       4,524           0.00               12.50

(r) For period beginning April 30, 2004 and ended December 31, 2004

                                     PART C
                                OTHER INFORMATION

26.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Resolution of the Board of Directors of Allstate Life Insurance Company of New York authorizing establishment of the Allstate Life of New York Variable Life Separate Account A dated August 1, 1996./1

(b)  Not Applicable

(c)  (i) Form of Principal Underwriting Agreement. /2

     (ii) Form of Selling Agreement. /2

     (iii) Form of Schedule of Sales Commissions. /2

(d) Form of Contract for the Consultant Protector Flexible Premium Variable Universal Life Policy. /1

(e) Form of Application for the Consultant Protector Flexible Premium Variable Universal Life Policy /1

(f) Restated Certificate of Incorporation of Allstate Life Insurance Company of New York (Previously filed in Depositor's Form 10-K annual report dated March 30, 1999 and incorporated herein by reference).

(g)  Not Applicable

(h)  Fund Participation Agreements:

     (1) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc, Allstate Life Insurance Company of New York, and Allstate Life Financial Services, Inc./1

     (2) Form of Participation Agreement among the Alger American Fund, Allstate Life Insurance Company of New York & Fred Alger and Company, Incorporated./1

     (3) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund and Fidelity Distributors Corporation./1

     (4) Form of Participation Agreement among Allstate Life Insurance Company of New York, Variable Insurance Products Fund II and Fidelity Distributors Corporation./1

     (5) Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and Allstate Life Insurance Company of New York./1

     (6) Form of Participation Agreement among Allstate Life Insurance Company of New York, Lazard Asset Management and Lazard Retirement Series, Inc. /1

     (7) Form of Participation Agreement between Allstate Life Insurance Company of New York, LSA Variable Series Trust and LSA Asset Management, LLC./1

     (8) Form of Participation Agreement among MFS Variable Insurance Trust, Allstate Life Insurance Company of New York, and Massachusetts Financial Services Company./1

     (9) Form of Participation Agreement between Allstate Life Insurance Company of New York and OCC Accumulation Trust./1

     (10) Form of Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (11) Form of Participation Agreement among Panorama Series Fund, OppenheimerFunds, Inc., and Allstate Life Insurance Company of New York. /1

     (12) Form of Participation Agreement among PIMCO Variable Insurance Trust, Allstate Life Insurance Company of New York and PIMCO Funds Distributor LLC. /1

     (13) Form of Participation Agreement among Putnam Variable Trust, Putnam Retail Management, Inc., and Allstate Life Insurance Company of New York./1

     (14) Form of Participation Agreement among Rydex Variable Trust, Rydex Distributors, Inc. and Allstate Life Insurance Company of New York. /1

     (15) Form of Participation Agreement between Salomon Brothers Variable Series Fund, Inc., Salomon Brothers Asset Management, Inc. and Allstate Life Insurance Company of New York. /1

     (16) Form of Fund Participation Agreement between Allstate Life Insurance Company of New York and Deutsche Asset Management, Inc./1

     (17) Form of Participation Agreement between Scudder Variable Series I, Deutsche Investment Management Americas Inc., Scudder Distributors, Inc. and Allstate Life Insurance Company of New York./1

     (18) Form of Participation Agreement among Allstate Life Insurance Company of New York, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Investment Services, Inc. /1

     (19) Form of Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds, Inc., Van Kampen Asset Management, Inc., and Allstate Life Insurance Company of New York. /1

     (20) Form of Participation Agreement among Allstate Life Insurance Company of New York, Van Kampen Universal Institutional Funds, and Van Kampen Asset Management, Inc./1

(i)  Not Applicable

(j)  Not Applicable

(k) Opinion and Consent of Michael J. Velotta, Vice President, Secretary and General Counsel of Allstate Life Insurance Company of New York. /2

(l)  Actuarial Opinion and Consent. /2

(m)  Sample Calculation. /2

(n)  Other Consents:

     (1) Consent of Independent Registered Public Accounting Firm (filed herewith) /5

(o)  Not Applicable

(p)  Not Applicable

(q)  Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(ii). /1

(r)  Table of Surrender Charge Factors and Percentages. /2

(99)(a) Powers of Attorney for Casey J. Sylla, Samuel H. Pilch, Steven E. Shebik, Marcia D. Alazraki, Vincent A. Fusco, Cleveland Johnson, Jr., John
     C. Lounds, Kenneth R. O'Brien, John R. Raben, Jr., Patricia W. Wilson and Thomas J. Wilson II /1

(99)(b) Power of Attorney for Phyllis Hill Slater /2

(99)(c)Power of Attorney for Kevin R. Slawin /3

(99)(d)Power of Attorney for John C. Pintozzi /4

(99)(e) Powers of Attorney for James E. Hohmann and Michael B. Boyle /5

/1 Incorporated by reference from Registration Statement on Form N6 for Allstate Life of New York Variable Life Separate Account A, filed November 1, 2002 (File No. 333-100934)

/2 Previously filed in Pre-Effective Amendment No. 1 to this Registration Statement (File No. 333-100935) dated June 30, 2003.)

/3 Previously filed in Post-Effective Amendment No. 1 to this Registration Statement (File No. 333-100935) dated April 21, 2004.)

/4 Previously filed in Post-Effective Amendment No. 2 to this Registration Statement (File No. 333-100935) dated April 20, 2005.)

/5 Filed herewith.

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF THE DEPOSITOR

NAME AND PRINCIPAL                  POSITION AND OFFICE WITH
BUSINESS ADDRESS*                   DEPOSITOR OF THE ACCOUNT

Marcia D. Alazraki                  Director
Vincent A. Fusco                    Director and Chief Operations Officer
James E. Hohmann                    Director, President, Chief Executive Officer, and Chairman of the
                                    Board
Cleveland Johnson, Jr.              Director
Kenneth Robert O'Brien              Director
John Richard Raben, Jr.             Director
John Carl Lounds                    Director and Vice President
John C. Pintozzi                    Director, Vice President and Chief Financial Officer
Eric Allen Simonson                 Senior Vice President and Chief Investment Officer
Phyllis Hill Slater                 Director
Kevin Rourke Slawin                 Director and Vice President
Michael Joseph Velotta              Director, Vice President, General Counsel and Secretary
Douglas B. Welch                    Director and Vice President
Patricia W. Wilson                  Director and Vice President
Samuel Henry Pilch                  Group Vice President and Controller
Michael B. Boyle                    Vice President and Director
Mark W. Davis                       Vice President
Matthew S. Easley                   Vice President
Dorothy E. Even                     Vice President
Karen Cassidy Gardner               Vice President
Anson J. Glacy, Jr.                 Vice President
Judith P. Greffin                   Vice President
Charles D. Mires                    Vice President
John Eric Smith                     Vice President
Steven C. Verney                    Treasurer
Karen Burckhardt                    Assistant Vice President
Errol Cramer                        Assistant Vice President
Lawrence W. Dahl                    Assistant Vice President
Joanne Marie Derrig                 Assistant Vice President and Chief Privacy Officer
Lisa J. Flanary                     Assistant Vice President
Douglas Ford Gaer                   Assistant Vice President
Trond K. Odegaard                   Assistant Vice President and Investment Risk Manager
Robert L. Park                      Assistant Vice President and Chief Compliance Officer
Joseph P. Rath                      Assistant Vice President, Assistant General Counsel and Assistant
                                    Secretary
Mario Rizzo                         Assistant Vice President and Assistant Treasurer
Timothy Nicholas Vander Pas         Assistant Vice President
Dean M. Way                         Assistant Vice President and Illustration Actuary
Richard Zaharias                    Assistant Vice President
Kevin Tiernan                       Chief Administrative Officer
Robert William Birman               Assistant Secretary
Doris J. Bryant                     Assistant Secretary
Paul N. Kierig                      Assistant Secretary
Mary J. McGinn                      Assistant Secretary
Nestor Almaria                      Assistant Treasurer
Lynn Cirrincione                    Assistant Treasurer
Narayan Shankar                     Appointed Actuary
Florian (Bud) Palac                 Authorized Representative

*    The principal business address of Mr. Fusco is 100 Motor Parkway Suite 140,
     Hauppauge, New York 11788. The principal business address of Ms. Alazraki is 1675 Broadway, New York, New York, 10019. The principal business address of Mr. Johnson is 47 Doral Lane, Bay Shore, New York 11706. The principal business address of Mr. O'Brien is 165 E. Loines Avenue, Merrick, New York
     11566. The principal business address of Mr. Raben is 60 Wall Street,  15th
     Floor, New York, New York 10260. The principal business address of Mr. Gaer is 2940 South 84th Street, Lincoln, Nebraska, 68506. The principal business address of Mr. Zaharias is 544 Lakeview Parkway, Vernon Hills, IL 60061.
     The principal business address of the other foregoing officers and directors are 3100 Sanders Road, Northbrook, Illinois 60062.

Item 28.  PERSONS  CONTROLLED  BY OR UNDER COMMON  CONTROL WITH THE DEPOSITOR OR
     REGISTRANT

See Annual Report on Form 10-K of the Allstate Corporation, File No. 1-11840, filed February 22, 2007.

Item 29: INDEMNIFICATION

The Articles of Incorporation of Allstate Life Insurance Company of New York
(Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled.

The By-Laws of ALFS, Inc. (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.
No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.

Under the terms of the form of Underwriting Agreement, the Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policy Owner or party-in-interest under a Policy, (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided, that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public
Policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 30. PRINCIPAL UNDERWRITERS

ALFS, Inc., ("ALFS") serves as principal underwriter and distributor of the Policies. ALFS is a wholly-owned subsidiary of Allstate Life Insurance Company.
ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Allstate Life Insurance Company of New York does not pay ALFS any commission or other compensation. As stated in the SAI, under the underwriting agreement for the Policies, Allstate Life Insurance Company of New York reimburses ALFS for expenses incurred in distributing the Policies, including liability arising from services Allstate Life Insurance Company of New York provides on the Policies.

ALFS also serves as distributor for the Allstate Life Insurance Company of New
York Variable Life Separate Account A, which is another separate account of Allstate Life Insurance Company of New York. In addition, ALFS serves as the principal distributor of certain annuity and insurance products issued by the following companies and separate accounts, all of which are affiliates of ALFS and Allstate Life Insurance Company of New York:

     Allstate Financial Advisors Separate Account I
     Allstate Life of New York Separate Account A

The following are the directors and officers of ALFS. The principal business address of each of the officers and directors listed below is 3100 Sanders Road, Northbrook, IL 60062.

Name and Principal Business         Positions and Offices
Address* of Each Such Person        with Underwriter
         Name                               Position with Distributor
      ---------------------------           ------------------------------------------------
      James E. Hohmann                       Director & Chairman of the Board
      J. Eric Smith                          Director
      Michael J. Velotta                     Director and Secretary
      J. Eric Smith                          President and Chief Executive Officer
      Marian Goll                            Vice President, Treasurer, and Financial Operations Principal
      Joseph P. Rath                         Vice President, General Counsel, and Assistant Secretary
      Joanne M. Derrig                       Assistant Vice President and Chief Privacy Officer
      Maribel V. Gerstner                    Assistant Vice President and Chief Compliance Officer
      William F. Emmons                      Assistant Secretary
      Mary J. McGinn                         Assistant Secretary
      Mario Rizzo                            Assistant Treasurer
      Steven C. Verney                       Assistant Treasurer



Item 31. LOCATION OF ACCOUNTS AND RECORDS

The Depositor, Allstate Life Insurance Company of New York, is located at 100 Motor Parkway Suite 140, Hauppauge, New York 11788 with additional mailing addresses and service center addresses in Nebraska. The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 32. MANAGEMENT SERVICES

None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES

Allstate Life Insurance Company of New York hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Life Insurance Company of New York.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Life of New York Variable Life Separate Account A, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the 3rd day of April 2007.

           ALLSTATE LIFE OF NEW YORK VARIABLE LIFE SEPARATE ACCOUNT A
                                  (REGISTRANT)

                 BY: ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                   (DEPOSITOR)


                           By: /s/ Michael J. Velotta
                           --------------------------
                               Michael J. Velotta
                         Vice President, Secretary, and
                                 General Counsel


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 3rd day of April 2007.



*/MARCIA D. ALAZRAKI                Director
----------------------
Marcia D. Alazraki

*/MICHAEL B. BOYLE              Director and Vice President
---------------------
Michael B. Boyle

*/VINCENT A. FUSCO              Director and Chief Operations Officer
---------------------
Vincent A. Fusco

*/JAMES E. HOHMANN              Director, President, Chairman of
----------------------          the Board and Chief Executive Officer
James E. Hohmann                  (Principal Executive Officer)


*/CLEVELAND JOHNSON, JR.        Director
-----------------------
Cleveland Johnson, Jr.

*/JOHN C. LOUNDS                Director and Vice President
-----------------------
John C. Lounds

*/KENNETH R. O'BRIEN            Director
------------------------
Kenneth R. O'Brien

*/SAMUEL H. PILCH               Controller and Group Vice President
------------------------          (Principal Accounting Officer)
Samuel H. Pilch

*/JOHN C. PINTOZZI              Director, Vice President and
------------------------        Chief Financial Officer
John C. Pintozzi                (Principal Financial Officer)

*/JOHN R. RABEN, JR.            Director
------------------------
John R. Raben, Jr.

*/PHYLLIS H. SLATER             Director
-------------------------
Phyllis H. Slater

*KEVIN R. SLAWIN                Director and Vice President
-----------------------
Kevin R. Slawin


/s/MICHAEL J. VELOTTA           Director, Vice President, General
----------------------          Counsel and Secretary
Michael J. Velotta

*/DOUGLAS B. WELCH              Director and Vice President
------------------------
Douglas B. Welch

*/PATRICIA W. WILSON            Director and Vice President
------------------------
Patricia W. Wilson



*/ By Michael J. Velotta, pursuant to Power of Attorney, filed herewith or previously filed.

                                  EXHIBIT INDEX


Exhibit No.                     Description

(n)(1)             Consent of Independent Registered Public Accounting Firm

(99)(e)            Powers of Attorney for James E. Hohmann and Michael B. Boyle